As filed with the Securities and Exchange Commission on April 29, 2003

Registration Nos. 333-52290
and 811-8994

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment          [  ]
Post-Effective Amendment No. 2          [X]
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY          [  ]
ACT OF 1940
Amendment No. 16          [X]

Kansas City Life Variable Annuity Separate Account
(Exact Name of Registrant)

KANSAS CITY LIFE INSURANCE COMPANY
 (Name of Depositor)

3520 Broadway, Kansas City, Missouri 64111-2565
 (Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code:
(816) 753-7000

Name and Address of Agent for Service:	Copy to:

William A. Schalekamp	W. Thomas Conner
Kansas City Life Insurance Company	Sutherland Asbill & Brennan LLP
3520 Broadway	1275 Pennsylvania Avenue, N.W.
Kansas City, Missouri 64111-2565	Washington, DC 20004-2415

It is proposed that this filing will become effective:
   [   ]   Immediately upon filing pursuant to paragraph (b) of Rule 485
   [X]   On May 1, 2003, pursuant to paragraph (b) of Rule 485
   [   ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485
   [   ]   On (date) pursuant to paragraph (a)(1) of Rule 485
   [X]   This post-effective amendment designate for a new effective date for previously filed post-effective amendment.

Title of securities being registered:
Individual Flexible Premium Deferred Variable Annuity Contracts

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
ISSUED BY
Kansas City Life Insurance Company
through the Kansas City Life Variable Annuity Separate Account
Kansas City Life Insurance Company

             Home Office:                        Correspondence to:
             3520 Broadway                     Variable Administration
   Kansas City, Missouri 64111-2565                P.O. Box 219364
       Telephone (816) 753-7000           Kansas City, Missouri 64121-9364
                                              Telephone (800) 616-3670

This Prospectus describes an individual flexible premium deferred variable annuity contract (the “Contract”) offered by Kansas City Life Insurance Company (“Kansas City Life”). We have provided a Definitions section at the beginning of this Prospectus for your reference as you read.

The Contract is designed to meet investors’ long-term investment needs. The Contract also provides you the opportunity to allocate premiums to one or more divisions (“Subaccount”) of Kansas City Life Variable Annuity Separate Account (“Variable Account”) or the Fixed Account. The assets of each Subaccount are invested in a corresponding (“Portfolio”) of a designated mutual fund (“Funds”) as follows:

MFS®Variable Insurance Trust SM                                         American Century®Variable Portfolios
   MFS Emerging Growth Series                                              American Century VP Capital Appreciation
   MFS Research Series                                                     American Century VP Income & Growth
   MFS Total Return Series                                                 American Century VP International
   MFS Utilities Series                                                    American Century VP Value
   MFS Strategic Income Series                                             American Century VP Ultra®
   MFS Bond Series                                                         American  Century  VP  Inflation   Protection  Fund
                                                                           (Class II)
Federated Insurance Series                                              Dreyfus Variable Investment Fund
   Federated American Leaders Fund II                                       Appreciation Portfolio
   Federated High Income Bond Fund II                                       Developing Leaders Portfolio
   Federated Prime Money Fund II                                        The Dreyfus Stock Index Fund, Inc.
   Federated International Small Company Fund II                        The Dreyfus Socially Responsible Growth Fund, Inc.
J.P. Morgan Series Trust II                                             Calamos®Advisors Trust
   JPMorgan U.S. Large Cap Core Equity Portfolio                           Calamos Growth and Income Portfolio
   JPMorgan Small Company Portfolio                                     A.I.M Variable Insurance Funds
   JPMorgan Mid-Cap Value Portfolio                                        AIM V.I. Dent Demographic Trends Fund
Franklin Templeton Variable Insurance Products Trust                       AIM V.I. New Technology Fund
   Templeton Foreign Securities Fund (Class 2)                             AIM V.I. Premier Equity Fund
   Franklin Small Cap Fund (Class 2)                                    Seligman Portfolios, Inc.
   Franklin Real Estate Fund (Class 2)                                     Seligman Capital Portfolio(Class 2)
   Templeton Developing Markets Securities Fund (Class 2)                  Seligman  Communications  and Information  Portfolio
                                                                           (Class 2)
                                                                           Seligman Small-Cap Value Portfolio (Class 2)

The accompanying prospectuses for the Funds describe these Portfolios. The value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds. You bear the entire investment risk of amounts allocated to the Variable Account. Another choice available for allocation of premiums is our Fixed Account. The Fixed Account is part of Kansas City Life’s general account. It pays interest at declared rates guaranteed to equal or exceed 3%.

This Prospectus provides basic information about the Contract and the Variable Account that you should know before investing. The Statement of Additional Information contains more information about the Contract and the Variable Account. The date of the Statement of Additional Information is the same as this Prospectus and is incorporated by reference. We show the Table of Contents for the Statement of Additional Information on page 41 of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling us at the address or telephone number shown above.

The Securities and Exchange Commission maintains a web site that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission. The address of the site is http://www.sec.gov.

If you already have a variable annuity contract, you should consider whether or not purchasing another contract as a replacement for an existing contract is advisable.

This Prospectus and the accompanying Fund prospectuses provide important information you should have before deciding to purchase a Contract. Please keep for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

An investment in the Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is the Contract federally insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves certain risks including the loss of Premium Payments (principal).

The date of this Prospectus is May 1, 2003

PROSPECTUS CONTENTS

DEFINITIONS

Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Definition Section.

Annuitant	The person on whose life the Contract's annuity benefit is based.
Beneficiary	The person you designate to receive any proceeds payable under the Contract at your death or the death of the Annuitant.
Cash Surrender Value	The Contract Value less any applicable surrender charge, loan balance and premium taxes payable.
Contract Date	The date from which Contract Months, Years, and Anniversaries are measured.
Contract Value	The sum of the Variable Account Value and the Fixed Account Value.
Contract Year	Any period of twelve months starting with the Contract Date or any contract anniversary.
Fixed Account	An account that is one option we offer for allocation of your premiums. It is part of our general account and is not part of or dependent on the investment performance of the Variable Account.
Fixed Account Value	Measure of value accumulating in the Fixed Account.
Guaranteed Minimum Death Benefit Option	This Contract provides for a Base Guaranteed Minimum Death Benefit. In addition, there are two enhanced death benefit options available under the Contract. The two options provide different levels of death benefit guarantees. The two options have different issue requirements and expense charges associated with them. These Guaranteed Minimum Death Benefit options are available only in the states where we have received regulatory approval.
Issue Age	The Annuitant's age on his/her last birthday as of or on the Contract Date.
Life Payment Option	A payment option based upon the life of the Annuitant.
Maturity Date	The date when the Contract terminates and we either pay the proceeds under a payment option or pay you the Cash Surrender Value in a lump sum. The latest Maturity Date is the later of the contract anniversary following the Annuitant's 85th birthday and the tenth contract anniversary. (Certain states and Qualified Contracts may place additional restrictions on the maximum Maturity Date.)
Monthly Anniversary Day	The same day of each month as the Contract Date, or the last day of the month for those months not having such a day.
Non-Life Payment Option	A payment option that is not based upon the life of the Annuitant.
Non-Qualified Contract	A Contract that is not a "Qualified Contract."
Owner	The person entitled to exercise all rights and privileges provided in the Contract. The terms "you" and "your" refer to the Owner.
Premium Year	Refers to the 12-month period following the date we credit a particular premium to your Contract. This measure of time is important in calculating the surrender charge applicable to the Contract.
Proceeds	The total amount we are obligated to pay under the terms of the Contract.
Qualified Contract	A Contract issued in connection with plans that qualify for special federal income tax treatment under sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.
Subaccount	The divisions of the Variable Account. The assets of each Subaccount are invested in a Portfolio of a designated Fund.
Valuation Day	Each day the New York Stock Exchange is open for business.
Valuation Period	The interval of time beginning at the close of business on one Valuation Day and ending at the close of business on the next Valuation Day.
Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.
Written Notice	A written request or notice in a form satisfactory to us that is signed by the Owner and received at the Home Office.

HIGHLIGHTS

The Contract

        Who Should Invest. The Contract is designed for investors seeking long-term tax-deferred accumulation of funds. The goal for this accumulation is generally retirement, but may be for other long-term investment purposes. The tax-deferred feature of the Contract is most attractive to investors in high federal and state marginal income tax brackets. We offer the Contract as both a Qualified Contract and a Non-Qualified Contract. (See "FEDERAL TAX STATUS," page 34)

The tax advantages typically provided by a variable annuity are already available with tax-qualified plans, including IRAs and Roth IRAs. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, including the costs and benefits of the Contract (including the annuity payment options), before you purchase the Contract in a tax-qualified plan. There should be reasons other than tax deferral for acquiring an annuity contract within a qualified plan.

         The Contract. The Contract is an individual flexible premium deferred variable annuity. In order to purchase a Contract, you must complete an application and submit it to us through a licensed Kansas City Life representative, who is also a registered representative of Sunset Financial Services, Inc. ("Sunset Financial") You must pay the minimum initial premium. The maximum Issue Age is 80. (See "Purchasing a Contract," page 18) We offer other variable annuity contracts that have a different death benefit and different contract features. However, these contracts also have different charges that would affect your Subaccount performance and Contract Value. To obtain more information about the other contracts, contact our Home Office or your registered representative.

        Free-Look Period. You have the right to cancel your Contract and receive a refund if you return the Contract within 10 days after receiving it. The amount returned to you will vary depending on your state. (See “Free-Look Period,” page 18)

         Premiums. The minimum amount that we will accept as an initial premium is $10,000. You may pay additional premiums at any time during the Annuitant's lifetime and before the Maturity Date. The minimum premium allowed after the initial premium is $50. (See "Purchasing a Contract," page 18) We reserve the right to waive the $10,000 minimum premium requirement for certain corporate markets contracts.

         Premium Allocation. You direct the allocation of premium payments among the Subaccounts of the Variable Account and/or the Fixed Account. In the Contract application, you specify the percentage of the premium, in whole numbers, you want allocated to each Subaccount and/or to the Fixed Account. We will invest the assets of each Subaccount in a corresponding Portfolio of a designated Fund. The Contract Value, except for amounts in the Fixed Account, will vary according to the investment performance of the Subaccounts. We will credit interest to amounts in the Fixed Account at a guaranteed minimum rate of 3% per year. We may declare a higher current interest rate.

The sum of your allocations must equal 100%. We have the right to limit the number of Subaccounts to which you may allocate premiums (not applicable to Texas Contracts). We will never limit the number to less than 15. You can change the allocation percentages at any time by sending Written Notice. You can make changes in your allocation by telephone, facsimile and electronic mail if you have provided proper authorization. (See “Telephone, Facsimile and Electronic Mail Authorizations and Internet Authorizations,” page 28) The change will apply to the premium payments received with or after receipt of your notice.

We will allocate the initial premium to the Federated Prime Money Fund II Subaccount for a 15-day period in states that:

  require premium payments to be refunded under the free-look provision; or
  require the greater of premium payments or Contract Value to be refunded under the free-look provision.

At the end of that period, we will allocate the amount in the Federated Prime Money Fund II Subaccount to the Subaccounts and Fixed Account according to your allocation instructions. (See “Allocation of Premiums,” page 19)

         Transfers. After the free look period and before the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account. Certain restrictions apply. The first six transfers during a Contract Year are free. After the first six transfers, we will assess a $25 transfer-processing fee. (See "Transfer Privilege," page 21)

        Full and Partial Surrender. You may surrender all or part of the Cash Surrender Value (subject to certain limitations) any time before the earlier of:

  the date that the Annuitant dies; or
  the Maturity Date.

        Sub-account Bonus. There are two bonuses that will be credited to the Variable Account Value. We credit the first bonus on each Monthly Anniversary Date where the Contract Value is greater than or equal to $100,000 on that day. The monthly amount of this bonus equals 0.0125% of the Variable Account Value, which equals 0.15% on an annualized basis.

We credit a second bonus on all policies, regardless of size. After the eighth Contract Year, we credit this bonus each Monthly Anniversary Date to the Variable Account Value. The monthly amount of this bonus equals 0.01665% of the Variable Account Value which equals 0.20% on an annualized basis.

Both of the bonuses are guaranteed. We pay these bonus amounts out of the increased revenues on contracts that have been in force for longer periods of time and the expenses efficiencies that result from contracts with higher Contract Values. These bonus amounts are provided in lieu of reducing expenses directly. We will not attempt to recapture the bonus at any time, including upon surrender, death or election of an annuity option. Each of the bonuses, if applicable, is paid on the Variable Account Value on the Monthly Anniversary Date.

        Death Benefit Before the Maturity Date. If the Annuitant dies before the Maturity Date while the Contract is in force, the Beneficiary will receive a death benefit. The death benefit will be calculated depending upon which Guaranteed Death Benefit Option is in effect on the Contract at the date of death. There is a base Guaranteed Minimum Death Benefit Option, or at issue, one of two enhanced options may be chosen. There is an additional charge assessed each month if one of the enhanced options is selected. There are three Guaranteed Minimum Death Benefit Options available as follows:

  Base Guaranteed Minimum Death Benefit Option;
  Annual Ratchet Guaranteed Minimum Death Benefit Option; and
  Enhanced Combination Guaranteed Minimum Death Benefit Option.

The issue requirements and the Monthly Guaranteed Minimum Death Benefit Expense Charges vary for each Guaranteed Minimum Death Benefit Option. (See "Death Benefit Before Maturity Date," page 25)

The minimum death benefit (Base Guaranteed Minimum Death Benefit Option) is equal to the greater of:

  premiums paid, proportionately adjusted for any surrenders (including applicable surrender charges) less any loan balance; and
  the Contract Value on the date we receive due proof of Annuitant’s death (including any documents we require to process and make the payments).

If you die before the Maturity Date, the Cash Surrender Value (or, if the Owner is also the Annuitant, the death benefit) must generally be distributed to the Beneficiary within five years after the date of the Owner’s death. (See “Death Benefit Before Maturity Date,” page 25)

The Guaranteed Minimum Death Benefit is paid to the Beneficiary at the death of the Annuitant if the Annuitant dies before the Maturity Date. If the Owner, who is not the same as the Annuitant, predeceases the Annuitant before the Maturity Date, the Cash Surrender Value of the contract will be paid to the Beneficiary.

Death Proceeds are taxable and generally are included in the income of the recipient as follows:

  If received under a payment option, they are taxed in the same manner as annuity payments.
  If distributed in a lump sum, they are taxed in the same manner as a full surrender.

Charges and Deductions

The following charges and deductions apply to the Contract:

        Surrender Charge. We do not deduct a charge for sales expenses from premiums at the time they are paid. However, we may deduct a surrender charge when a Premium is withdrawn upon a surrender or partial surrender or applied to certain annuity options during the first eight years following the payment of that Premium.

The surrender charge is calculated as a percentage of your premium payment being withdrawn or annuitized during the applicable Premium Year. The amount of the surrender charge decreases over time, measured from the date the premium payment is credited to the contract. The surrender charge percentages are shown below.

----------------------- ----- ----- ----- ----- ----- ----- ------ ----- ------
Premium Years since       1     2     3     4     5     6     7      8    9+
payment of the Premium
----------------------- ----- ----- ----- ----- ----- ----- ------ ----- ------
Charge (%)               8.0   8.0   7.0   6.0   5.0   4.0   3.0    2.0    0
----------------------- ----- ----- ----- ----- ----- ----- ------ ----- ------

Each premium payment has its own surrender charge period. When you make a withdrawal, we assume that the oldest premium payment is being withdrawn first so that the lowest surrender charge is deducted from the amount withdrawn. After eight (8) complete Premium Years from the date you make a premium payment, no surrender charge will be assessed if you withdraw or surrender that premium payment. The total surrender charge at a given time will be the sum of the surrender charges applicable to each premium that has been paid.

Subject to certain restrictions, the first withdrawal up to 10% of the Contract Value per Contract Year will not be subject to a surrender charge. (See "Surrender Charge ," page 29)

         Annual Administration Fee. We will deduct an annual administration fee of $30 from the Contract Value for administrative expenses at the beginning of each Contract Year. We will waive this fee for Contracts with Contract Values of $50,000 or more. (See "Administrative Charges," page 30)

         Transfer Processing Fee. The first six transfers of amounts in the Subaccounts and the Fixed Account each Contract Year are free. We assess a $25 transfer-processing fee for each additional transfer during a Contract Year. (See "Transfer Processing Fee" page 30)

         Asset-Based Administration Charge. We deduct a daily asset-based administration charge for expenses we incur in administration of the Contract. Prior to the Maturity Date, we deduct the charge from the assets of the Variable Account at an annual rate of 0.15%. (See "Administrative Charges," page 30)

         Mortality and Expense Risk Charge. We deduct a daily mortality and expense risk charge to compensate us for assuming certain mortality and expense risks. Prior to the Maturity Date, we deduct this charge from the assets of the Variable Account at an annual rate of 1.25%. (See "Mortality and Expense Risk Charge," page 31)

         Monthly Guaranteed Minimum Death Benefit Expense Charge. If a Guaranteed Minimum Death Benefit option other than the base provision is selected, there is an additional charge. The amount of this charge varies depending on the Guaranteed Minimum Death Benefit Option you have elected, as follows:

  Base Guaranteed Minimum Death Benefit Option: no additional charge
  Annual Ratchet Guaranteed Minimum Death Benefit Option: A Monthly charge of ..01665% of the Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date. This charge equals 0.20% of the Variable Account Value on an annualized basis.
  Enhanced Combination Guaranteed Minimum Death Benefit Option: A monthly charge of .02912% of Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date. This charge equals 0.35% of Variable Account Value on an annualized basis. (See “Monthly Guaranteed Minimum Death Benefit Expense Charge,” page 31)

         Premium Taxes. If state or other premium taxes are applicable to a Contract, we will deduct them either upon surrender or when we apply the proceeds to a payment option. (See "Premium Taxes," page 31)

        Investment Advisory Fees and Other Expenses of the Funds. The Funds deduct investment advisory fees on a daily basis and incur other expenses. The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests. This means that these charges are deducted before we calculate Subaccount Values. Expenses of the Funds are not fixed or specified in the Contract and actual expenses may vary. See the prospectuses for the Funds for specific information about these fees. (See “Investment Advisory Fees and Other Expenses of the Funds,” page 32)

For information concerning compensation paid for the sale of Contracts, see “DISTRIBUTION OF THE CONTRACTS,” page 37.

Annuity Provisions

         Maturity Date. On the Maturity Date, we will apply the proceeds to the payment option you choose. If you choose a Life Payment Option, the amount of proceeds will be the full Contract Value. If you elect a payment option other than a Life Payment Option or if you elect to receive a lump sum payment, we will apply the Cash Surrender Value. (See "PAYMENT OPTIONS," page 32)

Payment Options. The payment options are:

  Interest Payments (Non-Life Payment Option)
  Installments of a Specified Amount (Non-Life Payment Option)
  Installments for a Specified Period (Non-Life Payment Option)
  Life Income (Life Payment Option)
  Joint and Survivor Income (Life Payment Option)

Payments under these options do not vary based on Variable Account performance. (See "PAYMENT OPTIONS," page 32)

Federal Tax Status

Under existing tax law there generally should be no federal income tax on increases in the Contract Value until a distribution under the Contract occurs. A distribution includes an actual distribution of funds such as a surrender or annuity payment. However, a distribution also includes a pledge or assignment. Generally, all or part of any distribution is taxable as ordinary income. In addition, a penalty tax may apply to certain distributions made prior to the Owner’s reaching age 59½. Special tax rules apply to Qualified Contracts. Governing federal tax statutes may be amended, revoked, or replaced by new legislation. Changes in interpretation of these statutes may also occur. We encourage you to consult your own tax adviser before making a purchase of the Contract. (See “FEDERAL TAX STATUS,” page 34)

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, take a loan from the Contract, partially or fully surrender the Contract, or transfer annuity value between the subaccounts and/or the fixed account.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, partially or fully surrender the Contract, or transfer amounts between the Subaccounts and/or the Fixed Account. State premium taxes may also be deducted.

Owner Transaction Expenses

---------------------------------- ------------------------------------------------
Sales Load on Premium Payments      None
---------------------------------- ------------------------------------------------
Maximum  Surrender Charge (as a %   8%
of each premium  payment
withdrawn or Annuitized under a
Non-Life Payment Option1)
---------------------------------- ------------------------------------------------
Transfer Processing Fee             No fee for the first 6 transfers  in a Contract
                                    Year; $25 for each  additional  transfer during
                                    a Contract Year
---------------------------------- ------------------------------------------------

1 We do not deduct a charge for sales expenses from premiums at the time they are paid. However, we may deduct a surrender charge when a premium is withdrawn upon a surrender or partial surrender or applied to certain annuity options, during the first eight years following the payment of that premium. The surrender charge is calculated as a percentage of the premium payment being withdrawn or annuitized during the applicable Premium Year. The amount of the surrender charge decreases over time, measured from the date the premium payment is credited to the Contract. The surrender charge percentages are shown below.

---------------- ----- ----- ------ ------ ------ ------ ------ ------ -----
Premium Years      1     2      3      4      5      6      7      8    9+
Since Payment
of Premium
---------------- ----- ----- ------ ------ ------ ------ ------ ------ -----
Charge (%)        8.0   8.0    7.0    6.0    5.0    4.0    3.0    2.0    0
---------------------- ----- ------ ------ ------ ------ ------ ------ -----

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses. This table also includes the charges you would pay if you added an enhanced death benefit option to your Contract.

Periodic Charges Other Than Portfolio Expenses

-------------------------------------------------------------------------------------------- ------------------------
Annual Administration Fee                                                                    $30 per Contract year2
-------------------------------------------------------------------------------------------- ------------------------
Variable Account Annual Expenses (as a % of average annual Variable Account Value)
-------------------------------------------------------------------------------------------- ------------------------
Under Standard Death Benefit:

     Mortality and Expense Risk Charge                                                       1.25%

     Asset-Based Administration Charge                                                       0.15%
                                                                                             -----

     Total Variable Account Annual Expenses                                                  1.40%
-------------------------------------------------------------------------------------------- ------------------------
Guaranteed  Minimum Death Benefit Expense Charge (as a percentage of average annual Variable
Account value)
-------------------------------------------------------------------------------------------- ------------------------
Base Guaranteed Minimum Death Benefit Option                                                 0.00%
-------------------------------------------------------------------------------------------- ------------------------
Annual Ratchet Guaranteed Minimum Death Benefit Option (optional)                            0.20%
-------------------------------------------------------------------------------------------- ------------------------
Enhanced Combination Guaranteed Minimum Death Benefit Option (optional)                      0.35%
-------------------------------------------------------------------------------------------- ------------------------
Loan Interest Charge                                                                         5.00%3/
-------------------------------------------------------------------------------------------- ------------------------

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.

Range of Portfolio Operating Expenses4

--------------------------------------------------------------- ------------------- ----- ------------------
                                                                     Minimum                   Maximum
                                                                     -------                   -------
--------------------------------------------------------------- ------------------- ----- ------------------
Total Annual Portfolio Operating Expenses (total of all expenses       0.27%             -       8.19%
that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other
expenses before any contractual waiver of fees and expenses)
--------------------------------------------------------------- ------------------- ----- ------------------
Net Annual Portfolio Operating Expenses (total of all              0.27%                     1.78%
expenses that are deducted from Portfolio assets, including
management fees, 12b-1 fees, and other expenses - after any
contractual waivers of fees and expenses)5
--------------------------------------------------------------- ------------------- ----- ------------------

The following table shows the fees and expenses charged by each Portfolio for the fiscal year ended December 31, 2002.

2 We will waive the annual administration fee if Contract Value is equal to or greater than $50,000 at the beginning of the applicable Contract Year.
3The maximum guaranteed net cost of loans (available under 403(b)(TSA) Qualified Contract) is 5.0% annually. The net cost of a loan is the difference between the loan interest charged (8.0%) and the amount credited to the loan account (3.0%)
4 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s). Kansas City Life has not independently verified it. The expenses shown are those incurred for the year ended December 31, 2002. Current or future expenses may be greater or less than those shown.
5 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements that require a Portfolio's investment adviser to reimburse or waive Portfolio expenses until May 1, 2004.

Annual Portfolio Operating Expenses6
(expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):

 ------------------------------------------------------------------------------------------------------------------------------
 Portfolio                           Management Fees 12b-1 Fees/    Other        Total         Expense      Total Portfolio
                                                     Service Fees  Expenses    Portfolio    Reimbursement    Annual Expenses
                                                                               Annual                     After Reimbursement
                                                                              Expenses
 ------------------------------------------------------------------------------------------------------------------------------
 MFS®Variable Insurance TrustSM
 ------------------------------------------------------------------------------------------------------------------------------
 MFS Emerging Growth Series               0.75%          NA        0.11%       0.86%7/             NA             NA
 ------------------------------------------------------------------------------------------------------------------------------
 MFS Research Series                      0.75%          NA        0.12%       0.87%7/             NA             NA
 ------------------------------------------------------------------------------------------------------------------------------
 MFS Total Return Series                  0.75%          NA        0.11%       0.86%               NA             NA
 ------------------------------------------------------------------------------------------------------------------------------
 MFS Utilities Series                     0.75%          NA        0.19%       0.94%7/             NA             NA
 ------------------------------------------------------------------------------------------------------------------------------
 MFS Strategic Income Series              0.75%          NA        0.35%       1.10%             0.20%         0.90%8/
 ------------------------------------------------------------------------------------------------------------------------------
 MFS Bond Series                          0.60%          NA        0.32%       0.92%             0.17%         0.75%8/
 ------------------------------------------------------------------------------------------------------------------------------
 American Century®Variable
 Portfolios
 ------------------------------------------------------------------------------------------------------------------------------
 American Century VP Capital              1.00%          NA        0.00%       1.00%9/             NA             NA
 Appreciation
 ------------------------------------------------------------------------------------------------------------------------------
 American Century VP Income & Growth      0.70%          NA        0.00%       0.70%9/             NA             NA
 ------------------------------------------------------------------------------------------------------------------------------
 American Century VP International        1.30%          NA        0.01%       1.31%9/             NA             NA
 ------------------------------------------------------------------------------------------------------------------------------
 American Century VP Value                0.95%          NA        0.00%       0.95%9/             NA             NA
 ------------------------------------------------------------------------------------------------------------------------------
 American Century VP Ultra®               1.00%          NA        0.00%       1.00%9/             NA             NA
 ------------------------------------------------------------------------------------------------------------------------------
 American Century VP Inflation            0.51%        0.25%       0.00        0.76%9/             NA             NA
 Protection Fund (Class II)
 ------------------------------------------------------------------------------------------------------------------------------
 Federated Insurance Series
 ------------------------------------------------------------------------------------------------------------------------------
 Federated American Leaders Fund II10/     0.75%        0.50%       0.13%       1.38%             0.25%         1.13%
 ------------------------------------------------------------------------------------------------------------------------------
 Federated High Income Bond Fund II       0.60%         0.50%       0.17%       1.27%             0.27%         1.00%
 10/
 ------------------------------------------------------------------------------------------------------------------------------
 Federated Prime Money Fund II            0.50%         0.25%       0.14%       0.89%             0.25%         0.64%
 ------------------------------------------------------------------------------------------------------------------------------
 Federated International Small            1.25%         0.50%       6.44%       8.19%             6.41%         1.78%
 Company Fund II Corporation 10/
 ------------------------------------------------------------------------------------------------------------------------------
 Dreyfus Variable Investment Fund
 ------------------------------------------------------------------------------------------------------------------------------
 Appreciation Portfolio                   0.75%          NA        0.03%       0.78%              NA             NA
 ------------------------------------------------------------------------------------------------------------------------------
 Developing Leaders Portfolio             0.75%          NA        0.06%       0.81%              NA             NA
 ------------------------------------------------------------------------------------------------------------------------------
 Dreyfus Stock Index Fund, Inc.           0.25%          NA        0.02%       0.27%              NA             NA
 ------------------------------------------------------------------------------------------------------------------------------

6 These expenses are deducted directly from the assets of the underlying mutual fund Portfolios and therefore reducing their net asset value. The investment adviser of each underlying mutual fund provided the above information, and Kansas City Life has not independently verified it. The expenses shown are those incurred for the year ended December 31, 2002. Current or future expenses may be greater or less than those shown. See the Portfolio's prospectus for more complete information.

 ------------------------------------------------------------------------------------------------------------------------------
 Portfolio                           Management Fees 12b-1 Fees/   Other        Total         Expense      Total Portfolio
                                                     Service Fees Expenses    Portfolio    Reimbursement    Annual Expenses
                                                                               Annual                     After Reimbursement
                                                                              Expenses
 ------------------------------------------------------------------------------------------------------------------------------
 The Dreyfus Socially Responsible         0.75%          NA        0.03%       0.78%              NA             NA
 Growth Fund, Inc.
 ------------------------------------------------------------------------------------------------------------------------------
 J.P. Morgan Series Trust II
 ------------------------------------------------------------------------------------------------------------------------------
 JPMorgan U.S. Large Cap Core Equity      0.35%          NA        0.50%       0.85%              NA             NA
 Portfolio
 ------------------------------------------------------------------------------------------------------------------------------
 JPMorgan Small Company Portfolio         0.60%          NA        0.56%       1.16%              NA             NA
 ------------------------------------------------------------------------------------------------------------------------------
 JPMorgan Mid-Cap Value Portfolio         0.70%          NA        1.99%       2.69%             1.69%         1.00%11/
 ------------------------------------------------------------------------------------------------------------------------------
 Franklin Templeton Variable
 Insurance Products Trust
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 Templeton Foreign Securities Fund        0.70%        0.25%13/    0.20%       1.15%             0.02%         1.13%12/
 (Class 2)
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 Franklin Small Cap Fund (Class 2)        0.53%        0.25%13/    0.31%       1.09%             0.05%         1.04%12/
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 Franklin Real Estate Fund (Class 2)      0.53%        0.25%13/    0.04%       0.82%              NA             NA
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 Templeton Developing Markets             1.25%        0.25%13/    0.33%       1.83%              NA             NA
 Securities Fund (Class 2)
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 Calamos(R)Advisors Trust
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 Calamos Growth and Income Portfolio      0.75%          NA        1.03%       1.78%14/           NA             NA
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 AIM Variable Insurance Funds
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 AIM  V.I. Dent Demographic Trends        0.85%          NA        0.58%       1.43%             0.13%         1.30%15/
 Fund (Series I Shares)
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 AIM V.I. New Technology Fund             1.00%          NA        0.71%       1.71%             0.41%         1.30%15/
 (Series I Shares)
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 AIM V.I. Premier Equity                  0.61%          NA        0.24%       0.85%              NA             NA
 Fund (Series I Shares)
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 Seligman Portfolios, Inc.
 ------------------------------------------------------------------------------------------------------------------------------
 Seligman Capital Portfolio (Class 2)     0.40%         0.25%      0.41%       1.06%             0.01%         1.05%16/
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 Seligman Communications and              0.75%         0.25%      0.23%       1.23%              NA             NA
 Information Portfolio (Class 2)
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 Seligman Small-Cap Value (Class 2)       1.00%         0.19%      0.18%       1.37%              NA             NA
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Premium taxes, currently ranging up to 3.5%, may be applicable, depending on various states’ laws.

The above tables are intended to assist you in understanding the costs and expenses that you will bear, directly or indirectly. The tables reflect expenses of the Variable Account as well as of the Funds. The Contract Owner transaction expenses, annual administration fee, and Variable Account annual expenses are based on charges described in the Contract. The annual expenses for the Funds are expenses for the most recent fiscal year, except as noted below. For a more complete description of the various costs and expenses, see “CHARGES AND DEDUCTIONS” on page 30 of this Prospectus and the prospectuses for the underlying Funds that accompany it.

Example of Charges

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Example shows the maximum costs of investing in the Contract, including contract owner transaction expenses, the annual administration fee, Variable Account charges, the maximum enhanced death benefit option charge and maximum Annual Portfolio Operating Expenses. The example also shows the same maximum costs of investing in the Contract, but reflecting the minimum Annual Portfolio Operating Expenses.

         The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year.

(1)    If the Contract is surrendered or is paid out under a Non-Life Payment Option at the end of the applicable time period:

Maximum Portfolio Expenses without the Enhanced GMDB

1 year           3 years      5 years       10 years
$1,648.83        $3,295.06    $4,721.62     $7,776.17

Maximum Portfolio Expenses with the Enhanced GMDB

1 year           3 years      5 years       10 years
$1,678.74        $3,372.07    $4,832.18     $7,923.04

Minimum Portfolio Expenses without the Enhanced GMDB

1 year           3 years      5 years       10 years
$940.44          $1,302.84    $1,576.97     $2,279.35

Minimum Portfolio Expenses with the Enhanced GMBD

1 year           3 years      5 years       10 years
$972.84          $1,401.18    $1,744.62     $2,234.22

(2)    If the Contract is not surrendered or is paid out under a Life Payment Option at the end of the applicable time period:

Maximum Portfolio Expenses without the Enhanced GMDB

1 year           3 years      5 years       10 years
$964.02          $2,753.00    $4,371.36     $7,776.17

Maximum Portfolio Expenses with the Enhanced GMDB

1 year           3 years      5 years       10 years
$966.32          $2,835.66    $4,487.99     $7,923.04

Minimum Portfolio Expenses without the Enhanced GMDB

1 year           3 years      5 years       10 years
$199.19          $615.39      $1,056.52     $2,278.44

Minimum Portfolio Expenses with the Enhanced GMBD

1 year           3 years     5 years       10 years
$234.18          $720.90     $1,233.19     $2,635.76

* The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction).

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

7/Each series has an expense offset arrangement, which reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. “Other Expenses” do not take into account these expense reductions and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, “Total Portfolio Annual Expenses” would be lower for certain series and would equal:

                      0.85% for Emerging Growth Series
                      0.86% for Research Series
                      0.93% for Utilities Series

8/MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series’ “Other Expenses” (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year:

      0.15% Strategic Income Series             0.15% for Bond Series

9/The investment Manager to American Century Variable Portfolios pays all the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses. For the services provided to the American Century VP Capital Appreciation Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% over $1 billion. For the services provided to the American Century VP Income and Growth Fund, the manager receives an annual fee of 0.70%. For the services provided to the American Century VP International Fund, the manager receives an annual fee of 1.50% of the first $250 million of the average net assets of the fund, 1.20% of the next $250 million and 1.10% over $500 million. For the services provided to the American Century VP Value Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% over $1 billion. For the services provided to the American Century VP Ultra Fund, the manager receives an annual fee of 1.00% of the first $20 billion of the average net assets of the fund, and 0.95% over the next $20 billion. For the services provided to the American Century VP Inflation Protection Fund (Class II) the manager receives an fee of 0.28% for the first $1billion and 0.22% for the next $1billion, since the fund was not in operation for the full fiscal year ended December 31,2002.
10/The Fund did not pay or accrue a shareholder services fee on the Rule 12b-1 fee during the fiscal year ended December 31, 2002. The Fund has no present intention of paying or accruing the shareholder service fee during the fiscal year ending December 31, 2003. Accordingly, while the shareholder service fee is reflected as a 12b-1 fee in the fee table, the fee is offset by a “waiver of fund expenses.”
11/The Fund’s advisor has contractually agreed to waive advisory fees or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses to 1.00%.
12/The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund for cash management. This reduction is required by the Fund’s Board of Trustees and an exemptive order by the Securities and Exchange Commission.
13/The Fund’s Class 2 distribution plan or “Rule 12b-1 plan” is described in the Fund’s prospectus.
14/ Pursuant to a written agreement the investment manager has voluntarily undertaken to waive fees and/or reimburse portfolio expenses so that the Total Portfolio Annual Expenses are limited to 1.00% of the portfolio’s average net assets. As, of May 31, 2003 the fee waiver and/or reimbursement will no longer be in effect.
15/The Fund’s advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I Shares to the extent necessary to limit Total Portfolio Annual Expenses (excluding Rule 12b-1 Plan fees, if any, interest, taxes, dividend expenses on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%.
16/ The manager of Seligman Capital Portfolio has voluntarily agreed to reimburse “Other Expenses” of the Portfolio to the extent that it exceeds 0.40% per annum of average daily net assets.

The examples above assume that we assess no transfer charges or premium taxes. The annual administration fee is $30.00 for Contracts with a Contract Value less than $50,000 at the beginning of the Contract Year. There is no administration fee for Contracts with a Contract Value greater than or equal to $50,000 at the beginning of the Contract Year. For purposes of the examples above the annual administrative fee is assumed to be 0.30% charge on a $10,000 investment for the purposes of the examples.

You should not consider the assumed expenses in the examples to represent past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% annual rate of return is hypothetical and you should not view it as a representation of past or future annual returns. Actual returns may be greater or less than the assumed amount.

The various Funds themselves provided the expense information regarding the Funds. The Funds and their investment advisers are not affiliated with us. While we have no reason to doubt the accuracy of these figures provided by these non-affiliated Funds, we have not independently verified the figures.

CONDENSED FINANCIAL INFORMATION

Condensed financial information containing the Accumulation Unit Value listing appears at the end of this prospectus.

KANSAS CITY LIFE, THE VARIABLE ACCOUNT AND THE FUNDS

Kansas City Life Insurance Company

Kansas City Life Insurance Company is a stock life insurance company which was organized under the laws of the State of Missouri on May 1, 1895. Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts are sold.

We are a member of the Insurance Marketplace Standards Association (“IMSA”) and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Kansas City Life Variable Annuity Separate Account

We established the Variable Account as a separate investment account under Missouri law on January 23, 1995. This Variable Account supports the Contracts and may be used to support other variable annuity insurance contracts and for other purposes as permitted by law. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and is a “separate account” within the meaning of the federal securities laws. We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts. The Subaccounts available under the Contract invest in shares of corresponding Fund portfolios. The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus. We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account. We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct. We are obligated to pay all benefits provided under the Contracts.

The Funds

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act. However, the SEC does not supervise their management, investment practices or policies. Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts. The investment objectives of each of the Portfolios are described below.

Certain Subaccounts invest in Portfolios that have similar investment objectives and/or policies. Therefore, before choosing Subaccounts, carefully read the individual prospectuses for the Funds along with this Prospectus.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other funds. There can be no assurance that the investment results of any of the Funds will be comparable to the investment results of any other funds, even if the other fund has the same investment adviser or manager.

Not all Funds may be available in all states.

MFS® Variable Insurance TrustSM

        MFS Emerging Growth Series (Manager: MFS Investment Management®). The Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series’ investment objective of long-term growth of capital. The Series’ policy is to invest primarily (i.e., at least 65% of its assets under normal circumstances) in common stocks and related securities of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies).

        MFS Research Series (Manager: MFS Investment Management®). The Research Series seeks to provide long-term growth of capital and future income. The Series’ assets are allocated to selected industries and then to securities within those industries.

        MFS Total Return Series (Manager: MFS Investment Management®). The Total Return Series seeks to provide above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

        MFS Utilities Series (Manager: MFS Investment Management®). The Utilities Series seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The Series will seek to achieve its objective by investing, under normal circumstances, at least 80% of its assets in equity and debt securities of both domestic and foreign (including emerging market) companies in the utilities industry.

        MFS Strategic Income Series (Manager: MFS Investment Management®). Formerly known as MFS Global Governments Series. The Strategic Income Series seeks to provide high current income by investing in fixed income securities. The Series invests, under normal market conditions, at least 65% of its total assets in fixed income securities.

        MFS Bond Series (Manager: MFS Investment Management®). The Bond Series seeks primarily to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect Shareholders’ capital. The Series may purchase lower-rated or non-rated debt securities commonly known as “junk bonds”, but focuses on investment grade bonds.

American Century® Variable Portfolios

American Century VP Capital Appreciation Portfolio (Manager: American Century Investment Management, Inc.). The investment objective of American Century VP Capital Appreciation is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in common stocks that are considered by the investment adviser to have better-than-average prospects for appreciation.

        American Century VP Income & Growth (Manager: American Century Investment Management, Inc.). American Century VP Income & Growth seeks capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in common stocks.

        American Century VP International (Manager: American Century Investment Management, Inc.). The investment objective of American Century VP International Portfolio is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. International investment involves special risk considerations. These include economic and political conditions, expected inflation rates and currency swings.

        American Century VP Value (Manager: American Century Investment Management, Inc.). American Century VP Value seeks long-term capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.

        American Century VP Ultra (Manager: American Century Investment Management, Inc.). American Century VP Ultra seeks long-term capital growth. The fund will seek to achieve its investment objective by investing in mainly U.S. large-cap companies.

        American Century VP Inflation Protection Fund (Class II) (Manager: American Century Investment Management, Inc.). American Century VP Inflation Protection Fund seeks to hedge inflation through a portfolio of inflation-indexed bonds primarily issued by the U.S. Treasury, as well as other investment grade bonds.

Federated Insurance Series

        Federated American Leaders Fund II (Manager: Federated Investment Management Company). The primary investment objective of the Federated American Leaders Fund II is to achieve long-term growth of capital. The Fund’s secondary objective is to provide income. The Fund pursues its investment objectives by investing, primarily common stock of “blue-chip” companies, which are generally top-quality, established growth companies.

        Federated High Income Bond Fund II (Manager: Federated Investment Management Company). The investment objective of the Federated High Income Bond Fund II is to seek high current income. The Fund endeavors to achieve its objective by investing primarily in lower-rated corporate debt obligations commonly referred to as “junk bonds.”

        Federated International Small Company Fund II (Manager: Federated Global Investment Management Corp). The investment objective is to provide long-term growth of capital. The Fund pursues its investment objective by investing primarily in equity securities of foreign companies that have a market capitalization at the time of purchase of $5.0 billion or less.

        Federated Prime Money Fund II (Manager: Federated Investment Management Company). The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity. The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less.

Dreyfus Variable Investment Fund

         Appreciation Portfolio (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Fayez Sarofim & Co.). The portfolio seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. To pursue these goals the portfolio invests in common stocks focusing on "blue chip" companies with total market values of more than $5 billion at the time of purchase.

        Developing Leaders Portfolio (formerly known as Small Cap Portfolio) (Manager: The Dreyfus Corporation). Seeks to maximize capital appreciation by investing, under normal circumstances, at least 80% of its assets in the stocks of small-cap companies which are companies are those with total market values of less than $2 billion at the time of purchase. The portfolio may continue to hold the securities of companies as their market capitalizations grow, and, thus, at any given time, a substantial portion of the portfolio’s holdings may have market capitalizations in excess of $2 billion. The investments may include common stocks, preferred stocks and convertible securities, including those issued in initial public offerings.

Dreyfus Stock Index Fund (Manager: The Dreyfus Corporation; Index Sub-Investment Advisor: Mellon Equity Associates). The fund seeks to match the total return of the Standard & Poor’s 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of securities. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

The Dreyfus Socially Responsible Growth Fund, Inc. (Manager: The Dreyfus Corporation). Seeks capital growth with current income as a secondary goal, by investing, under normal circumstances, at least 80% of its assets in the common stock of companies that, in the opinion of the Fund’s management, not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America.

J.P. Morgan Series Trust II

         JPMorgan U.S. Large Cap Core Equity Portfolio (formerly known as JPMorgan U.S. Disciplined Equity Portfolio) (Manager: J.P. Morgan Investment Management Inc.). JPMorgan U.S. Large Cap Core Equity Portfolio seeks to provide a high total return from a portfolio comprised of selected equity securities. The Portfolio invests at least 80% of the value of its Assets in large-cap Companies. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

         JPMorgan Small Company Portfolio (Manager: J.P. Morgan Investment Management Inc.). The investment objective of JPMorgan Small Company Portfolio is to provide a high total return from a portfolio of equity securities of small companies. The Portfolio invests at least 80% of the value of its assets in the common stock of small and medium sized U.S. companies, typically represented by the Russell 2000 Index. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

         JPMorgan Mid-Cap Value Portfolio (Manager: J.P. Morgan Investment Management Inc.). The investment objective of JPMorgan Mid-Cap Value Portfolio is to provide long-term growth from mid-capitalization stocks.

Franklin Templeton Variable Insurance Products Trust

        Templeton Foreign Securities Fund (Class 2) (Manager: Templeton Investment Counsel, LLC.). The Fund’s investment goal is long-term capital growth. Under normal market conditions, the Fund will invests at least 80% of its net assets in the emerging market investments, primarily equity securities of companies located outside the United States.

        Franklin Small Cap Fund (Class 2) (Manager: Franklin Advisers, Inc.). The Fund’s investment goal is long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of small capitalization (small cap) companies. For this Fund, small cap companies are those companies with market cap values not exceeding (i) $1.5 billion, or (ii) the highest market capitalization value in the Russell 2000® Index, whichever is greater, at the time of purchase. The Fund’s manager invests in small companies that it believes are undervalued.

        Franklin Real Estate Fund (Class 2) (Manager: Franklin Advisers, Inc). The Fund’s principal investment goal is capital appreciation. Its secondary goal is to earn current income. Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies operating in the real estate sector. The Fund invests primarily in equity real estate investment trusts (REITs).

        Templeton Developing Markets Securities Fund (Class 2) (Manager: Templeton Asset Management Ltd.). The Fund’s investment goal is long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets in emerging market, primarily equity securities.

Calamos Advisors Trust

        Calamos Growth and Income Portfolio (formerly known as Calamos Convertible Portfolio)(Manager: Calamos Asset Management, Inc.). Calamos Convertible Portfolio seeks current income as its primary objective with capital appreciation as its secondary objective. The Portfolio invests primarily in a diversified portfolio of convertible securities. These convertible securities may be either debt securities (bonds) or preferred stock that are convertible into common stock, and may be issued by both U.S. and foreign companies.

AIM Variable Insurance Funds

         AIM V.I. Dent Demographic Trends Fund (Series I Shares) (Manager: A I M Advisors, Inc.). The investment objective is long-term growth of capital. The Fund seeks to meet its objective by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends.

         AIM V.I. New Technology Fund (Series I Shares) (Manager: A I M Advisors, Inc.). The investment objective is long-term growth of capital. The Fund seeks to meet its objective by investing at least 65% of its total net assets in equity securities of technology and science companies.

         AIM V.I. Premier Equity Fund (Series I Shares) (Manager: A I M Advisors, Inc.) Formerly AIM V.I. Value Fund. The investment objective is to achieve long-term growth of capital. Income is a secondary objective. The Fund seeks to meet its objectives by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities or relative to the equity market generally.

Seligman Portfolios, Inc.

         Seligman Capital Portfolio (Class 2) (Manager: J. & W. Seligman & Co. Incorporated). The objective is capital appreciation. The Portfolio invests primarily in the common stock of medium-sized U.S. companies.

         Seligman Communications and Information Portfolio (Class 2) (Manager: J. & W. Seligman & Co. Incorporated). The Portfolio's objective is capital gain. The Portfolio seeks to achieve this objective by investing at least 80% of its net assets, in securities of companies operating in the communications, information and related industries. The Portfolio may invest in companies of any size.

         Seligman Small-Cap Value Portfolio (Class 2) (Manager: J. & W. Seligman & Co. Incorporated). The Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets, in common stocks of companies with small market capitalizations that are deemed to be value companies by the portfolio manager.

There is no assurance that the Funds will achieve their stated objectives and policies.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund. These important documents contain more detailed information regarding all aspects of the Funds. Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of premium payments or transfers among the Subaccounts.

We (or our affiliates) may receive significant compensation from a Fund’s 12b-1 fees or from a Fund’s investment adviser (or its affiliates) in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Contracts. The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue. These percentages differ, and some Funds or their advisers (or affiliates) may pay us (or our affiliates) more than others. Currently, these percentages range from 0.15% to 0.25%.

We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund. Shares of each Fund are purchased and redeemed at net asset value, without a sales charge.

Resolving Material Conflicts

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

Addition, Deletion or Substitution of Investments

Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Portfolio are no longer available for investment, or for any other reason in our sole discretion we decide that further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management investment company. The substituted fund may have different fees and expenses. Substitutions may be made with respect to existing investments or the investment of future premiums or both. We will not substitute any shares attributable to a Contract’s interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrants or for any reason in our sole discretion. We will determine on what basis we might make any new Subaccounts available to existing Contract Owners. We may close Subaccounts to allocation of premiums or Contract Value, or both, at any time in our sole discretion.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change. If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

  operate the Variable Account as a management investment company under the 1940 Act;
  de-register it under that Act if registration is no longer required;
  combine it with other Kansas City Life separate accounts; or.
  make any changes required by the 1940 Act.

Voting Rights

We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds. As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts. We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

To obtain voting instructions from you, before a meeting you will be sent voting instruction material, a voting instruction form and any other related material. Your votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares. We will determine the number of votes attributable to a Subaccount by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote. We will vote shares held by a Subaccount for which we have no instructions and any shares held in our General Account in the same proportion as those shares for which we do receive voting instructions.

If required by state insurance officials, we may disregard voting instructions when it would require us to vote shares in a manner that would:

  cause a change in sub-classification or investment objectives of one or more of the Portfolios;
  approve or disapprove an investment advisory agreement; or
  require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report. We may change how we calculate the weight given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.

DESCRIPTION OF THE CONTRACT

The Contract is a variable annuity that provides accumulation of Variable Account Value based on the performance of Subaccounts within the Kansas City Life Variable Annuity Separate Account. You may also allocate a portion of your premiums to our Fixed Account. We provide options such as dollar cost averaging, portfolio rebalancing and the Systematic Partial Surrender Plan. The Contract offers only fixed annuity payment options.

Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus. This prospectus provides a general description of the Contracts. Your actual Contract and any endorsements are the controlling documents. If you would like a copy of your Contract and endorsements, contact our Home Office.

Purchasing a Contract

The maximum Issue Age for which we issue a Contract is 80. However, for Qualified Contracts with an Issue Age of 70½ or greater, tax laws may require that distributions begin immediately. We may issue Contracts above the maximum Issue Age under certain circumstances. We may issue Contracts in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code.

The Annual Ratchet and Enhanced Combination Guaranteed Minimum Death Benefit Options are only available at issue of the Contract. The Annual Ratchet option is available for Annuitants with Issue Ages of 75 and below and the Enhanced Combination option is only available for Annuitants with Issue Ages of 70 and below. The Guaranteed Minimum Death Benefit options are offered only in the states where we have received regulatory approval.

The minimum initial premium that we accept is a single premium of $10,000. You may pay additional premium payments at any time while the Annuitant is alive and before the Maturity Date. These payments must be at least $50. We may limit the number and amount of additional premium payments (where permitted).

Replacement of Contracts

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract. You should replace your existing insurance only when you determine that the Contract is better for you. The charges and benefits of your existing insurance may be different from a Contract purchased from us. You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new surrender charge period.

You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. Also, because we will not issue the Contract until we have received an initial premium from your existing insurance company, the issuance of the Contract may be delayed.

Free-Look Period

You may cancel your Contract for a refund during your “free-look” period. The free look period applies for the 10 days after you receive the Contract. When we receive the returned Contract at our Home Office, we will cancel the Contract. The amount that we will refund will vary according to state requirements. Most states allow us to refund Contract Value. In those states, we will return an amount equal to the Contract Value. We will determine the amount of the Contract Value as of the earlier of:

  the date the returned Contract is received by us at our Home Office; or
  the date the returned Contract is received by the Kansas City Life representative who sold you the Contract.

A few states require a return of the greater of premium payments or Contract Value. In these states, we will refund the greater of:

(a)   the premiums paid under the Contract; and
(b)   the Contract Value as of the earlier of:

  the date we receive the returned Contract at our Home Office; or
  the date the Kansas City Life representative who sold the Contract receives the returned Contract.

Some states permit only the return of premiums even if this amount is less than what we would have returned otherwise.

In all states, we will also refund the $30 annual administration fee, if it was deducted prior to the return of the Contract.

Allocation of Premiums

At the time of application, you select how we will allocate premiums among the Subaccounts and the Fixed Account. You can change the allocation percentages at any time by sending Written Notice to us. You may also change your allocation by telephone, facsimile, and electronic mail if you have provided proper authorization. (See “Telephone, Facsimile and Electronic Mail Authorizations and Internet Authorizations,” page 28)

Our procedures for allocation of premiums during the free-look period vary by state, based on the amount that each state requires to be refunded if the Contract is returned within the free-look period:

  for Contracts sold to residents of states that allow refund of Contract Value we will immediately allocate premiums according to the allocation you requested; and
  for contracts sold to residents of states that require either the refund of premiums paid or the refund of the greater of Contract Value or premiums paid, we will allocate premiums received during a 15-day period following the Contract Date to the Federated Prime Money Fund II Subaccount for that 15-day period. At the end of this 15-day period, we will allocate the amount in the Federated Prime Money Fund II Subaccount according to your allocation instructions.

We will allocate the initial premium within two business days of when we receive the premium at our Home Office. In order to allocate the premium in this time frame, you must properly complete the application and it must include all the information necessary to process it, including payment of the initial premium. If the application is not properly completed, we will retain the premium for up to five business days while we attempt to complete the application. If the application is not complete at the end of the 5-day period, we will inform you of the reason for the delay. We will also return the initial premium immediately, unless you specifically consent to our keeping the premium until the application is complete. Once the application is complete, we will allocate the initial premium within two business days.

We will allocate subsequent premiums at the end of the Valuation Period in which we receive the premium payment.

The values of the Subaccounts will vary with their investment experience, so that you bear the entire investment risk with respect to the Variable Account Value. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

If mandated under applicable law, we may be required to reject a Premium Payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block a Contract Owner’s account and thereby refuse to pay any request for transfers, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

Determination of Contract Value

The Contract Value is the sum of the Variable Account Value and the Fixed Account Value.

Variable Account Value

The Variable Account Value reflects the following:

  the investment experience of the selected Subaccounts;
  premiums paid;
  surrenders;
  transfers;
  charges assessed in connection with the Contract; and
  Contract loan balance; and
  Bonuses Paid on the Monthly Anniversary Date.

There are two bonuses that will be credited to the Variable Account Value. The first bonus is credited to policies on each Monthly Anniversary Date where the Contract Value greater than or equal to $100,000 on that date. The monthly amount of this bonus equals 0.0125% of the Variable Account Value, which equals 0.15% on an annualized basis.

The second bonus is credited to all policies, regardless of size. After the eighth Contract Year, this bonus will be credited each Monthly Anniversary Date to the Variable Account Value. The amount of this bonus equals 0.01665% of the Variable Account Value, which equals 0.20% on an annualized basis.

Both of the bonuses are guaranteed. We will not attempt to recapture the bonus at any time, including upon surrender, death or election of an annuity option. Each of the bonuses, if applicable, is paid on the Variable Account Value on the Monthly Anniversary Date.

There is no guaranteed minimum Variable Account Value. Since a Contract’s Variable Account Value on any future date depends upon a number of factors, it cannot be predetermined.

        Calculation of Variable Account Value. We calculate the Variable Account Value on each Valuation Date. Its value will be the sum of the values attributable to the Contract in each of the Subaccounts. We will determine the amount for each Subaccount by multiplying the Subaccount’s unit value on the Valuation Date by the number of Subaccount accumulation units allocated to the Contract. The unit value of a Subaccount may increase, decrease, or remain the same.

        Determination of Number of Accumulation Units. We will convert any amounts allocated to a Subaccount into accumulation units of that Subaccount. We determine the number of accumulation units credited to the Contract by dividing the dollar amount allocated to the Subaccount by the unit value for that Subaccount at the end of the Valuation Period during which the amount was allocated.

We will increase the number of accumulation units in any Subaccount at the end of the Valuation Period by:

  any premiums allocated to the Subaccount during the current Valuation Period; and
  transfers to the Subaccount from another Subaccount or from the Fixed Account during the current Valuation Period; and
  Bonuses credited on the Monthly Anniversary Date.

We will decrease the number of accumulation units in any Subaccount at the end of the Valuation Period by:

  amounts transferred from the Subaccount to another Subaccount or the Fixed Account including any applicable transfer fee;
  amounts surrendered (including applicable charges) during the current Valuation Period; and
  the pro rata portion of the Monthly Guaranteed Minimum Death Benefit Charge assessed on the Monthly Anniversary Day.

The number of units in any Subaccount will also be reduced at the beginning of each Contract Year by a pro rata share of the $30 annual administration fee.

        Net Investment Factor. We will calculate a net investment factor on each Valuation Day. A Subaccount’s net investment factor measures the investment performance of an accumulation unit in that Subaccount during a Valuation Period. The net investment factor is the ratio of the Subaccount’s current value to the immediately preceding Valuation Day’s value, less the daily mortality and expense charge and the daily asset-based administration charge. The formula for the net investment factor equals:

                                 (X/Y) - Z

where "X" equals the sum of:

(1)	the net asset value per accumulation unit held in the Subaccount at the end of the current Valuation Day; plus
(2)	the per accumulation unit amount of any dividend or capital gain distribution on shares held in the Subaccount during the current Valuation Day; less
(3)	the per accumulation unit amount of any capital loss distribution on shares held in the Subaccount during the current Valuation Day; less (4) the per accumulation unit amount of any taxes or any amount set aside during the Valuation Day as a reserve for taxes.

“Y” equals the net asset value per accumulation unit held in the Subaccount as of the end of the immediately preceding Valuation Day; and

“Z” equals the charges we deduct from the Subaccount on a daily basis. These charges equal the sum of the asset-based administration charge and the mortality and expense risk charge. The asset-based administration charge equals 0.15% on an annual basis. The mortality and expense risk charge equals 1.25% on an annual basis.

        Determination of Unit Value. We arbitrarily set the value of an accumulation unit for each of the Subaccounts at $10 when the first investments were bought. The accumulation unit value for each subsequent Valuation Period is equal to:

                                     A x B

“A” is equal to the Subaccount's accumulation unit value for the end of the immediately preceding Valuation Day; and

“B” is equal to the net investment factor for the current Valuation Day.

This accumulation unit value may increase or decrease from day to day based on investment results.

Transfer Privilege

After the free-look period and before the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account. Transfers are subject to the following restrictions:

  the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
  we will treat a transfer request that would reduce the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
  we have no limit on the number of transfers that you can make between Subaccounts or to the Fixed Account. However, you can make only one transfer from the Fixed Account each Contract Year. (See “Transfers from Fixed Account,” page 29, for restrictions); and
  we have the right, where permitted, to suspend or modify this transfer privilege at any time. Any suspension or modification of this privilege will be communicated in writing and updated in future prospectuses.

We will make a transfer on the date that we receive Written Notice requesting the transfer. You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization. (See “Telephone, Facsimile and Electronic Mail Authorizations and Internet Authorizations,” page 28)

The first six transfers during each Contract Year are free. We will charge a $25 transfer-processing fee for all transfers during a Contract Year in addition to the six free ones. For the purpose of charging the fee, we will consider each request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that request. We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

An excessive number or amounts of transfers, including short-term “market timing” transfers, may adversely affect the performance of the underlying Fund in which a Subaccount invests and/or may not be in the best interest of other Contract Owners. If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more other Contract Owners, we have the right not to process a transfer request or apply limitations or modifications to transfers to or from one or more of the Subaccounts. These limitations or modifications may include (but are not limited to) any of the following:

  the requirement of a minimum time period between each transfer;
  not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
  limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time; and
  requiring that a written request be provided to us at our Home Office, signed by an Owner

We also reserve the right not to process a transfer request when the sale or purchase of shares of a Fund is not reasonably practicable due to actions taken or limitations imposed by the Fund.

Dollar Cost Averaging Plan

The Dollar Cost Averaging Plan is an optional feature available with the Contract. If you elect this plan, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts. The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time. We do not guarantee that the Dollar Cost Averaging Plan will result in a gain.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months. To participate in this plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month. You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial and subsequent premium payments or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts. Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization. You may also elect it at any time after the Contract is issued by completing the election form. Dollar cost averaging transfers will start on the next monthly anniversary day following the date we receive your request or on the date you request. We do not impose a charge for participating in this plan.

Once elected, we will process transfers from the Federated Prime Money Fund II Subaccount monthly until:

  we have completed the number of designated transfers;
  the value of the Federated Prime Money Fund II Subaccount is completely depleted; or
  you send us Written Notice instructing us to cancel the monthly transfers.

There is no transfer charge for participation in the Dollar Cost Averaging Plan and transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year. We have the right to cancel this feature at any time with notice to you.

Portfolio Rebalancing Plan

The Portfolio Rebalancing Plan is an optional feature available with the Contract. Under this plan, we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value. We will do this on a quarterly basis at three-month intervals from the monthly anniversary day on which the Portfolio Rebalancing Plan begins. The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix. The plan automatically adjusts your portfolio mix to be consistent with your current premium allocation instructions. If you make a change to your premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new premium allocation. We do not impose a charge for participating in this plan.

The redistribution will not count as a transfer permitted under the Contract each Contract Year. If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the monthly anniversary day the Dollar Cost Averaging Plan ends. If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.

You may elect this plan at the time of application by completing the authorization. You may also elect it at any time after the Contract is issued by completing the election form. Portfolio rebalancing will terminate when:

  you request any transfer unless you authorize a new allocation; or
  the day we receive Written Notice instructing us to cancel the plan.

Partial and Full Cash Surrenders

         Partial Surrenders. You may surrender part of the Cash Surrender Value at any time before your death, the Annuitant's death and the Maturity Date. You may submit a Written Notice to the Home Office or provide notice by telephone if you have provided proper authorization to us. (See "Telephone, Facsimile and Electronic Mail Authorizations and Internet Authorizations," page 28) The minimum partial surrender requested (other than by telephone) must be at least $100. If you provide notice by telephone, the minimum partial surrender requested must be at least $100 and may not exceed the maximum amount we permit to be withdrawn by telephone. We will surrender the amount requested from the Contract Value on the date we receive your Written Notice or notice by telephone for the surrender. We will deduct any applicable surrender charge from the amount surrendered or from the remaining Contract Value, according to your instructions. If you instruct us to deduct the surrender charge from the remaining Contract Value and the remaining Contract Value is insufficient to fully cover the surrender charge, we will deduct the unpaid portion of the surrender charge from the amount paid to you. We will make the surrender from each Subaccount and the Fixed Account based on your instructions. If the amount requested exceeds the Subaccount and/or Fixed Account Value, we will process the surrender for the amount available and then contact you for further instructions.

Subject to certain restrictions, we will not apply a surrender charge on the first partial surrender of up to 10% of the Contract Value per Contract Year. (See "Surrender Charge ," page 29)

         Systematic Partial Surrender Plan. The Systematic Partial Surrender Plan enables you to authorize an automatic regular payment of a partial surrender amount. If you wish to participate in the plan, you should instruct us to surrender a particular dollar amount from the Contract on a monthly, quarterly, semi-annual or annual basis. The minimum payment under this plan is $100. We will make the surrender from each Subaccount and the Fixed Account based on your instructions. If the amount requested exceeds the Subaccount and/or Fixed Account Value, we will process the surrender for the amount available and then contact you for further instructions.

Subject to certain restrictions, we will not apply a surrender charge on the first amounts paid out under the Systematic Partial Surrender Plan of up to 10% of the Contract Value each Contract Year. (See”Surrender Charge ,” page 29)

You may discontinue participation in the Systematic Partial Surrender Plan at any time by sending us Written Notice.

Certain federal income tax consequences may apply to partial and systematic partial surrenders. You should consult your tax adviser before requesting a partial or systematic partial surrender. (See “FEDERAL TAX STATUS,” page 34)

         Full Surrender. You may request a surrender of the Contract for its Cash Surrender Value at any time before the Annuitant's death and before the Maturity Date. The Cash Surrender Value will equal the Contract Value less:

  any applicable surrender charge;
  any loan balance;
  any premium taxes payable; and
  any withholding taxes.

We will determine the Cash Surrender Value on the date we receive Written Notice of surrender and the Contract.

Subject to certain restrictions, we will not apply a surrender charge on up to 10% of the Contract Value when you surrender the Contract. (See "Surrender Charge ," page 29)

Certain federal income tax consequences may apply to a surrender of the Contract. You should consult your tax adviser before requesting a surrender. (See “FEDERAL TAX STATUS,” page 34)

Restrictions on Distributions from Certain Contracts. Certain restrictions apply to surrenders and partial surrenders from Contracts used as funding vehicles for Internal Revenue Code Section 403(b) retirement plans. Section 403(b)(11) of the Internal Revenue Code of 1986, as amended, restricts the distribution under Section 403(b) annuity contracts of:

  elective contributions made in years beginning after December 31, 1988;
  earnings on those contributions; and
  earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distributions of those amounts may only occur upon the:

  death of the employee;
  attainment of age 59 1/2;
  severance from employment;
  disability; or
  financial hardship.

In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Contract Termination

We may terminate the Contract and pay you the Cash Surrender Value if all of these events simultaneously exist prior to the Maturity Date:

  you have not paid premiums for at least two years;
  the Contract Value is less than $2,000; and
  total premiums paid under the Contract, less any partial surrenders, is less than $2,000.

We will mail a termination notice to you and to the holder of any assignment of record at least six months before we terminate the Contract. We have the right to automatically terminate the Contract on the date specified in the notice, unless we receive an additional premium payment before the termination date specified or the Contract Value has increased to the amount required. This additional premium payment must be for at least the required minimum amount.

Contract Loans

If your Contract is a 403(b) (TSA) Qualified Contract, you have the option of taking a Contract loan at any time after the first Contract Year. You may obtain a loan by submitting Written Notice. The only security we require is an assignment of the Contract to us. We allow only one loan per Contract Year.

We will show the current loan amount and any withdrawals for unpaid interest on your annual report.

         Amount of Loan Available. You may borrow up to the lesser of:

(1) $50,000, reduced by the excess (if any) of the highest outstanding loan balance during the one-year period ending on the day before the loan is made over the outstanding loan balance on the day loan is made;
(2) the greater of 50% of the Cash Surrender Value of the Contract or $10,000; or
(3) the Cash Surrender Value less any outstanding loans, determined as of the date of the loan.

At any time, you make a new loan, the sum of all prior loans, loan interest outstanding, and the current loan applied for, may not exceed the applicable limit described above. Each loan must be at least $2,500.

        Loan Account. When you make a loan, we will withdraw an amount equal to the loan from the Fixed Account and Variable Account and transfer this amount to the loan account. The loan account is part of the Fixed Account. If you do not specify allocation instructions in your loan application, we will withdraw the loan pro rata from all Subaccounts having values and from the Fixed Account. Amounts transferred to the loan account do not participate in the investment experience of the Fixed Account and the Subaccounts from which they were withdrawn.

        Interest Credited on Loaned Amount. We will pay interest on amounts in the loan account at the minimum guaranteed effective annual interest rate of 3.0% per year. We may apply different interest rates to the loan account than the Fixed Account. Any interest we credit on loaned amounts will remain in the Fixed Account.

        Loan Interest Charged. On each Contract anniversary, we will charge accrued interest on a Contract loan at the maximum rate of 8% per year. We may establish a lower rate for any period during which the Contract loan is outstanding. Interest is payable at the end of each Contract Year and on the date the loan is repaid.

If we do not receive the loan interest payment by the contract anniversary, we will transfer the accrued loan interest from the Fixed Account and Subaccounts to the loan account on a pro rata basis.

        Repayment of Loan. You must specifically identify any loan repayment as such in order to ensure that it will be applied correctly. Each loan repayment will result in a transfer of an amount equal to the loan repayment from the loan account to the Fixed Account and/or Subaccounts. We will use your current premium allocation schedule to allocate the loan repayment, unless you provide specific instructions to allocate the loan repayment differently. Each loan repayment must be at least $25.

You must repay principal and interest in substantially equal monthly payments over a five-year period. You are allowed a 31-day grace period from the installment due date. If a monthly installment is not received within the 31-day grace period, federal tax laws require us to make a deemed distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any surrender charge. This deemed distribution may be subject to income and penalty tax under the Code.

        Loan Balance. Loan balance means all unpaid Contract loans and loan interest. We will deduct any outstanding loan balance from the Contract proceeds. We will terminate your Contract if your total loan balance exceeds the Cash Surrender Value of the Contract. We will mail notice to you at least 31 days before such termination.

Allowing a Contract to terminate under these circumstances could have adverse tax consequences and may adversely affect the treatment of the Contract under Internal Revenue Code section 403(b)..

        ERISA Plans. If your 403(b) (TSA) Qualified Contract is part of a plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), you should consult a qualified legal adviser about compliance with ERISA requirements prior to requesting a Contract loan. Any loan under this Contract may also be subject to the rules of the plan it is part of. You are responsible for determining whether your plan is subject to, and complies with, ERISA and the department of Labor resolutions governing plan loans.

Death Benefit Before Maturity Date

A death benefit will be paid at the death of either the Annuitant or the Owner of the Contract. Once a death benefit has been paid, the contract is terminated. If you are also the Annuitant, the death benefit proceeds payable will be those payable on the death of the Annuitant. However, if the contract is issued with an Owner and an Annuitant who are not the same individual, the benefit will be paid at the first death. If the Owner predeceases the Annuitant, the Cash Surrender Value of the contract will be paid to the Beneficiary. If the Annuitant predeceases the Owner, the Guaranteed Minimum Death Benefit, as described below, will be paid to the Beneficiary.

         Calculation of the Guaranteed Minimum Death Benefit. The contract provides a Base Guaranteed Minimum Death Benefit Option and also offers two enhanced Guaranteed Minimum Death Benefit options that can be selected at issue for an additional charge.

The two options are:

  The Annual Ratchet Guaranteed Minimum Death Benefit Option; and
  The Enhanced Combination Guaranteed Minimum Death Benefit Option.

The issue requirements and the Monthly Guaranteed Minimum Death Benefit Charge will vary for each Guaranteed Minimum Death Benefit Option as described below.

         Base Guaranteed Minimum Death Benefit Option

                  Under this option we guarantee that the death benefit will be the greater of:

  premiums paid, proportionately adjusted for partial surrenders, less any loan balance; or
  the Contract Value less any loan balance on the date we receive proof of the Annuitant's death.

There is no additional charge for the Base Guaranteed Minimum Death Benefit Option. This option is available at issue and at any time after.

         Annual Ratchet Guaranteed Minimum Death Benefit Option

         Under this option we guarantee that the death benefit for ages 80 and below will be the greater of:

  the death benefit calculated under the Base Guaranteed Minimum Death Benefit Option; or
  the highest Contract Value as of a Contract Anniversary during any point the Contract has been in effect on or before the Annuitant’s death. Any partial surrenders and/or loan balance will be deducted from such Contract Value.

We guarantee that the death benefit for ages above 80 equal the greater of:

  the Contract Value at the time of death; or
  the death benefit calculated as described above for ages 80 and below plus any additional premiums paid.

If you elect the Annual Ratchet Guaranteed Minimum Death Benefit Option, the Monthly Guaranteed Minimum Death Benefit Charge will equal 0.01665% of Variable Account Value, which equals 0.20% of Variable Account Value on an annualized basis. This charge is deducted from the Variable Account Value every Monthly Anniversary Day. (See “Monthly Guaranteed Minimum Death Benefit Expense Charge,” page 31) This option is only available at issue of the Contract and is only available to Annuitants with Issue Ages of 75 or below.

         Enhanced Combination Guaranteed Minimum Death Benefit Option

         Under this option we guarantee that the death benefit for ages 80 and below will be the greater of:

  the death benefit calculated under the Base Guaranteed Minimum Death Benefit Option; or
  premiums paid, accumulated annually at 5% interest until the date of the Annuitant’s death, proportionately adjusted for partial surrenders and deducting any loan balance. We place a maximum on the amount accumulated at 5% interest of two times the total premiums paid, less surrenders and any loan balance; or
  the highest Contract Value as of a Contract Anniversary during any point the Contract has been in effect on or before the Annuitant’s death. Any loan balance will be deducted from and premiums paid since the last Contract Anniversary will be added to such Contract Value and the Contract Value will also be proportionately adjusted for partial surrenders.

We guarantee that the death benefit for ages above 80 equal the greater of:

  the Contract Value at the time of death; or
  the value of the Guaranteed Minimum Death Benefit on the Contract Anniversary following the Annuitant’s 80th birthday, calculated as described above, adjusted proportionately for partial surrenders, less any loan balance and plus any premiums paid since the Contract Anniversary following the Annuitant’s 80th birthday.

If you elect the Enhanced Combination Guaranteed Minimum Death Benefit Option, the Monthly Guaranteed Minimum Death Benefit will equal 0.02912% of the Variable Account Value, which equals 0.35% of Variable Account on an annualized basis. This charge is deducted from the Variable Account Value every Monthly Anniversary Day. (See “Monthly Guaranteed Minimum Death Benefit Expense Charge”, page 31) This option is only available at issue of the Contract and is only available to Annuitants with Issue Ages of 70 or below.

         Adjustment to Guaranteed Minimum Death Benefit Calculation for Partial Surrenders

We will reduce the Guaranteed Minimum Death Benefit calculation by an amount equal to the percentage of the partial surrender as compared to the Contract Value as of the date of the withdrawal.

         Changes in Guaranteed Minimum Death Benefit Options

If you have elected the Annual Ratchet or Enhanced Combination Guaranteed Minimum Death Benefit Options, you may change the option at any time to the Base Guaranteed Minimum Death Benefit Option. The effective date of change will be the Monthly Anniversary Day on or following the date, we receive Written Notice of the change.

        Death of Annuitant. If the Annuitant dies before the Maturity Date while the Owner is alive, we will pay the death benefit under the Contract to the Beneficiary.

On the Contract Date, the death benefit is equal to the initial premium payment. Thereafter, any subsequent premium payment increases the Guaranteed Minimum Death Benefit by the amount of the payment. Any partial surrender will decrease the Guaranteed Minimum Death Benefit by the same percentage the surrender decreases the Contract Value.

We will pay the proceeds to the Beneficiary in a lump sum unless you or the Beneficiary elect a payment option. If the Annuitant is an Owner, we are required to distribute the proceeds in accordance with the rules described below in “Death of Owner” for the death of an Owner before the Maturity Date.

No death benefit is payable if the Annuitant dies on or after the Maturity Date.

        Death of Owner. If an Owner dies before the Maturity Date while the Annuitant is alive, federal tax law requires (for a Non-Qualified Contract) that we distribute the Cash Surrender Value (or if an Owner is the Annuitant, the proceeds payable upon the Annuitant’s death) to the Beneficiary within five years after the date of the Owner’s death. If an Owner dies on or after the Maturity Date, we must distribute any remaining payments at least as rapidly as under the payment option in effect on the date of such Owner’s death.

These distribution requirements will be considered satisfied as to any portion payable to the benefit of the Beneficiary if:

  the proceeds are distributed over the life of that Beneficiary (or a period not exceeding the Beneficiary's life expectancy);
  the distributions begin within one year of the Owner's death; and
  the Beneficiary is a natural person not a legal entity such as a corporation or trust.

If the deceased Owner’s spouse is the designated Beneficiary, the Contract may be continued with such surviving spouse as the new Owner. In this situation, if the Beneficiary wants to leave the Contract in force and the death benefit due to the Beneficiary is greater than the Contract Value, we will increase the Contract Value to equal the death benefit. We will base this increase on the Contract Value on the date we are notified of the death of the Owner. If the Contract has joint Owners, the surviving joint Owner will be the Beneficiary, unless otherwise specified in the application. Joint Owners must be husband and wife as of the Contract Date.

If an Owner is not an individual, the Annuitant, as determined in accordance with Section 72(s) of the Internal Revenue Code, will be treated as an Owner for purposes of these distribution requirements. Any change in or death of the Annuitant will be treated as the death of an Owner.

Other rules may apply to a Qualified Contract.

Proceeds on Maturity Date

The Maturity Date is the latest date when proceeds under the Contract are payable. The proceeds available on the Maturity Date vary depending upon how you elect to receive the proceeds:

  we will apply the Contract Value (less any loan balance and any applicable premium taxes) if you elect to receive the proceeds under a Life Payment Option; and
  we will apply the Cash Surrender Value (less any applicable premium taxes) if you elect to receive the proceeds as a lump sum payment or as a Non-Life Payment Option.

You select the Maturity Date, subject to the following restrictions. The latest Maturity Date is the later of:

  the Contract anniversary following the Annuitant's 85th birthday; or
  the tenth Contract anniversary.

For Qualified Contracts, distributions may be required to begin at age 70½. Certain states limit the maximum Maturity Date.

You may change the Maturity Date subject to these limitations:

  we must receive your Written Notice at least 30 days before the current Maturity Date;
  you must request a Maturity Date that is at least 30 days after receipt of the Written Notice;
  the requested Maturity Date must be not later than any earlier Maturity Date required by law; and
  you submit your contract if we require it.

On the Maturity Date, we will apply the proceeds under the Life Annuity with Ten Year Certain Payment Option, unless you have chosen to receive the proceeds under another payment option or in a lump sum. (See “PAYMENT OPTIONS,” page 32.)

Payments

We will usually pay any partial surrender, full surrender, or death benefit within seven days of receipt of a Written Notice. We must also receive due proof of death to pay a death benefit. We may postpone payments if:

  the New York Stock Exchange is closed, other than customary weekend and holiday closings or trading on the exchange is restricted as determined by the SEC; or
  the SEC permits by an order the postponement for the protection of Contract Owners; or
  the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account’s net assets not reasonably practical.

If you have made a recent premium or loan payment by check or draft, we may defer payment until such check or draft has been honored.

        Generations Legacy Account. We pay Proceeds through the Generations Legacy Account. The Generations Legacy Account is an interest-bearing checking account at Generations Bank, an affiliate of Kansas City Life. We will forward a checkbook to the Owner or Beneficiary within 7 calendar days of a scheduled payout. Interest accrues daily and is paid monthly in the Generations Legacy Account. A Contract Owner or beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account. Generations Bank is a member of the Federal Deposit Insurance Corporation (FDIC). Each account is insured up to the limit established by the FDIC.

We will pay Proceeds through the Generations Legacy Account when the Proceeds are paid to an individual.

Modifications

We may modify the Contract, subject to providing notice to you. We may only make modification if it is necessary to:

  make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject;
  assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts (except that your consent may be required by some states);
  reflect a change in the operation of the Variable Account; or
  provide additional Variable Account and/or fixed accumulation options.

We also have the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the owner of the assets of the Variable Account.

In the event of any such modification, we will issue an endorsement to the Contract (if required) which will reflect the changes.

Reports to Contract Owner

We will mail you a report containing key information about the Contract at least annually. The report will include the Contract Value and Cash Surrender Value of your Contract and any further information required by any applicable law or regulation. We will show the information in the report as of a date no more than two months prior to the date of mailing. We will send you a report at any other time during the year that you request for a reasonable charge.

Telephone, Facsimile and Electronic Mail Authorizations and Internet Authorizations

You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:

  transfer of Contract Value;
  change in Premium allocation;
  change in dollar cost averaging;
  change in portfolio rebalancing; or
  Contract loan

In addition, you may make a partial surrender request by telephone if you provided proper authorization to us. We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.

We accept written requests transmitted by facsimile, but reserve the right to require you to send us the original written request.

Electronic mail requests that are received before 3:00 CST at customerservice@kclife.com will be processed on the applicable Valuation Day. If an incomplete request is received, we will notify you as soon as possible by return e-mail. Your request will be honored as of the Valuation Day when all required information is received.

Requests can also be made by accessing your account on the Internet at www.kclife.com. Changes will be processed on the applicable Valuation Day. If any of the fields are left incomplete, the request will not be processed and you will receive an error message. Your request will be honored as of the Valuation Day when all required information is received. You will receive a confirmation in the mail of the changes made within 5 days of your request.

We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine. If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone. The procedures we will follow for facsimile and email communications include, verification of contract number, social security number and date of birth.

Telephone, facsimile, electronic mail systems and the website may not always be available. Any telephone, facsimile, electronic mail system or internet connection, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

THE FIXED ACCOUNT

You may allocate some or all of the premiums and transfer some or all of the Variable Account Value to the Fixed Account. You may also make transfers from the Fixed Account, but restrictions may apply. (See “Transfers from Fixed Account,” page 29) The Fixed Account is part of our General Account and pays interest at declared rates guaranteed for each calendar year. We guarantee that this rate will be at least 3%. We guarantee the amount of premiums paid plus guaranteed interest and less applicable deductions.

Our general account supports our insurance and annuity obligations. Since the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations.

The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.

Minimum Guaranteed and Current Interest Rates

We guarantee to credit the Fixed Account Value with a minimum 3% effective annual interest rate. We intend to credit the Fixed Account Value with current rates in excess of 3% minimum, but are not obligated to do so. Current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. We will determine current rates at our discretion. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out (“LIFO”) method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 3%. We may also shorten the period for which the interest rate applies to less than a year (except for the year in which such amount is received or transferred).

Calculation of Fixed Account Value

Fixed Account Value is equal to:

  amounts allocated or transferred to the Fixed Account; plus interest credited; less
  amounts deducted, transferred, or surrendered.

Transfers from Fixed Account

We allow one transfer each Contract Year from the Fixed Account. The amount transferred from the Fixed Account may not exceed 25% of the unloaned Fixed Account Value on the date of transfer (unless the balance after the transfer is less than $250, in which case we will transfer the entire amount.)

Delay of Payment

We have the right to defer payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date we receive Written Notice for a partial surrender, full surrender, or transfer. If we do not make the payment within 30 days after we receive the documentation required to complete the transaction, we will add 3% interest to the amount paid from the date we receive documentation. Some states may require that we pay interest on periods of delay less than 30 days and some states may require us to pay an interest rate higher than 3% when we delay payment proceeds.

CHARGES AND DEDUCTIONS

Surrender Charge

         General. We do not deduct a charge for sales expense from premiums at the time you pay them. However, we may deduct a surrender charge when a Premium is withdrawn upon a surrender or partial surrender or if you elect a Non-Life Payment Option during the first eight years following the payment of that Premium. The purpose of the surrender charge is to reimburse us for some of the expenses we incur in distributing the Contracts. If the surrender charges are not enough to cover sales expenses, we will bear the loss. If the amount of such charges proves more than enough, we will keep the excess. We do not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. We will make up any shortfall from our general assets, which may include amounts we derive from the mortality and expense risk charge.

         Charge for Partial Surrender or Surrender. If you take a partial or full surrender of the Contract or elect a Non-Life Payment Option, the applicable surrender charge applicable to each Premium withdrawn or annuitized will be as follows:

                              During Premium Year*

Year          1      2      3     4      5      6      7      8     9 and after

Percentage    8%     8%     7%    6%     5%     4%     3%     2%    0%

*Premium year refers to the 12-month period following the date we credit a particular premium to your Contract. After eight years following the date we credit a particular premium, there will be no surrender charge applicable to that premium payment.

The total surrender charge applicable will be the sum of the surrender charges applicable to each premium. To determine the surrender charge we first assume that your surrender or Non-Life Payment Option election is from amounts (other than earnings) that can be withdrawn without a surrender charge, then from other amounts (other than earnings) and then from earnings, each on a “first-in-first-out” (oldest money first) basis. Once we have calculated the total surrender charge amount we actually withdraw it from the Fixed Account and Subaccount in the same proportion that the withdrawal is being made. In calculating the surrender charge, we do not include earnings, although the actual withdrawal to pay the surrender charge may come from earnings.

If you surrender the Contract, we will deduct the surrender charge from the Contract Value in determining the Cash Surrender Value. For a partial surrender, we will deduct the surrender charge from the amount surrendered or from the Contract Value remaining after the amount requested is surrendered, according to your instructions.

         Amounts Not Subject to Surrender Charge. Your first partial surrender during a Contract Year will not be subject to a surrender charge to the extent that the amount you surrender under the plan is not in excess of 10% of the Contract Value. We limit this 10% free partial surrender to the first partial surrender per Contract Year, even if the amount you surrender is less than 10% of the Contract Value. We will assess the applicable surrender charge on any amounts surrendered in excess of 10% and any additional surrenders which occur after the first partial surrender in a Contract Year. The 10% free partial surrender is not cumulative from year to year.

If you make a full surrender of the Contract the surrender charge does not apply to 10% of the Contract Value provided you have not already received credit for the 10% free partial surrender during that Contract Year. If you have not already received the free 10% partial surrender in that Contract Year, then only 90% of the premium is subject to a surrender charge upon a full surrender.

If you have elected to participate in the Systematic Partial Surrender Plan (see “Systematic Partial Surrender Plan,” page 23), your 10% free partial withdrawal may apply to payments under this plan as long as you have not already received your free partial withdrawal for that Contract Year. You are limited to one election of the Systematic Partial Surrender Plan per Contract Year without being subject to the surrender charge. (This limitation applies even if the amount surrendered during that Contract Year is less than 10% of the Contract Value.) In the Contract Year in which you elect to participate in the plan, we will calculate the 10% limitation based on the Contract Value at the time of election. In each subsequent Contract Year in which you continue to participate in the Plan, we will calculate the 10% limitation based on the Contract Value as of the beginning of that year. We will notify you if the total amount to be surrendered in a subsequent Contract Year will exceed 10% of the Contract Value as of the beginning of such Contract Year. Unless you instruct us to reduce the surrender amount for that year so that it does not exceed the 10% limit, we will continue to process surrenders for the designated amount. Once the amount of the surrender exceeds the 10% limit, we will deduct the applicable surrender charge from the remaining Contract Value. Eight years after the final premium payment, when the surrender charge reaches zero, we will no longer apply a surrender charge, unless additional premium payments are received.

If you elect a Life Payment Option, we will not apply a surrender charge.

         Nursing Home Waiver. If you meet the requirements described below for the Nursing Home Waiver, we will pay out the full Contract Value without applying any surrender charges. In order to be eligible for this waiver:

  we must receive satisfactory proof that you are admitted to a licensed nursing home;
  the Contract Value must be paid out in equal amounts over at least a three-year period; and
  you must be confined for at least 90 days before we will waive the surrender charges.

This waiver may not be available in all states.

Transfer Processing Fee

The first six transfers during each Contract Year are free. We will assess a transfer processing fee of $25 for each additional transfer during such Contract Year. For the purpose of assessing the fee, we will consider each written or telephone request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer. We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

Administrative Charges

         Annual Administration Fee. At the beginning of each Contract Year we will deduct an annual administration fee of $30 (or less if required by applicable state law) from the Contract Value. The purpose of this fee is to reimburse us for administrative expenses relating to the Contract. We will waive this fee for Contracts with Contract Values of $50,000 or more at the beginning of the applicable Contract Year. We will deduct the charge from each Subaccount and the Fixed Account based on the proportion that the value in each account bears to the total Contract Value. This fee does not apply after the Maturity Date.

        Asset-Based Administration Charge. We will deduct a daily asset-based administration charge from the assets of the Variable Account equal to an annual rate of 0.15%. The purpose of this charge is to reimburse us for costs associated with administration of the Contract amounts allocated to the Variable Account. This charge does not apply after the Maturity Date.

Mortality and Expense Risk Charge

We will deduct a daily mortality and expense risk charge from the assets of the Variable Account. This charge will be equal to an annual rate of 1.25% (approximately 0.70% for mortality risk and 0.55% for expense risk). This translates to a daily rate of 0.0034247%. The purpose of this charge is to compensate us for assuming mortality and expense risks. This charge does not apply after the Maturity Date.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when we established the guarantees in the Contract. Because of these guarantees, we provide each payee with the assurance that longevity will not have an adverse effect on the annuity payments received. The mortality risk we assume also includes a guarantee to pay a death benefit if the Annuitant dies before the Maturity Date. The expense risk we assume is the risk that the annual administration fee, asset-based administration charge, and transfer processing fee may be insufficient to cover actual future expenses.

If the mortality and expense risk charge is not enough to cover the actual cost of the mortality and expense risks we undertake, we will bear the loss. If the amount of such charges proves more than enough, we will keep the excess and this amount will be available for any proper corporate purpose including financing of distribution expenses.

Monthly Guaranteed Minimum Death Benefit Expense Charge

If a Guaranteed Minimum Death Benefit option other than the base provision is selected, there is an additional charge. The amount of this charge varies depending on the Guaranteed Minimum Death Benefit option you have elected, as follows:

  Base Guaranteed Minimum Death Benefit Option: no additional charge
  Annual Ratchet Guaranteed Minimum Death Benefit Option: A Monthly charge of 0.01665% of the Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date. This charge equals .20% of the Variable Account Value on an annualized basis.
  Enhanced Combination Guaranteed Minimum Death Benefit Option: A monthly charge of 0.02912% of Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date. This charge equals 0.35% of Variable Account Value on an annualized basis.

It is possible that the Internal Revenue Service may take a position that death benefit option charges are deemed to be taxable distributions to you. Although we do not believe that a death benefit option charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting such a death benefit option under the Contract.

Premium Taxes

Various states and other governmental entities levy a premium tax, currently ranging up to 3.5%, on annuity contracts issued by insurance companies. Premium tax rates may change from time to time by legislative and other governmental action. In addition, other governmental units within a state may levy such taxes.

If premium taxes are applicable, we will deduct them upon surrender or when we apply the Contract proceeds to a payment option or a lump sum payment.

Reduced Charges for Eligible Groups

We may reduce the surrender charges and/or administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

  nature of the association and its organizational framework;
  method by which sales will be made to the members of the class;
  facility with which premiums will be collected from the associated individuals;
  association's capabilities with respect to administrative tasks;
  anticipated persistency of the Contract;
  size of the class of associated individuals;
  number of years the association has been in existence; and
  any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

Other Taxes

We do not currently assess a charge against the Variable Account for federal income taxes. We may make such a charge in the future if income or gains within the Variable Account result in any federal income tax liability to us. We may also deduct charges for other taxes attributable to the Variable Account.

Investment Advisory Fees and Other Expenses of the Funds

The funds deduct investment advisory fees and other expenses. The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests. This means that these charges are deducted before we calculate Subaccount Values. These charges are not directly deducted from your Contract Value. See the prospectuses for the Funds for more information about the investment advisory fees and other expenses.

PAYMENT OPTIONS

The Contract offers a variety of ways, in addition to a lump sum, for you to receive proceeds payable under the Contract. Payment options are available for use with various types of proceeds, such as surrender, death or maturity. We summarize these payment options below. All of these options are forms of fixed-benefit annuities which do not vary with the investment performance of a separate account.

The Contract ends on the Maturity Date and we will pay the proceeds to the payee under the payment option selected. The amount we apply to the payment option will vary depending upon which payment option you select. If you elect a Life Payment Option (Options 4 and 5 described below), we will apply the full Contract Value to that option. If you elect a Non-Life Payment Option (Options 1, 2, and 3 described below) or you have elected to receive a lump sum payment, we will apply the Cash Surrender Value. If you have not filed an election of a payment option with us on the Maturity Date, we will pay the Contract proceeds as a life annuity with payments guaranteed for ten years.

You may also apply Contract proceeds under a payment option prior to the Maturity Date. If you elect a Life Payment Option, we will apply the full Contract Value. If you elect a Non-Life Payment Option or a lump sum payment, we will apply the Cash Surrender Value.

The Beneficiary may also apply a death benefit (upon the Annuitant’s death) under a payment option.

Naming different persons as owner and annuitant can affect whether the death benefit is payable, the amount of the benefit, and who will receive it. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.

We will deduct any premium tax applicable from proceeds at the time payments start. In order for us to pay proceeds under a payment option or a lump sum, the Contract must be surrendered.

We describe the payment options available below. The term “payee” means a person who is entitled to receive payment under that option.

If we have options or rates available on a more favorable basis than those guaranteed at the time a payment option is elected, the more favorable benefits will apply.

Election of Options

You may elect, revoke or change an option at any time before the Maturity Date while the Annuitant is living. If the payee is not the Owner, we must provide our consent for the election of a payment option. If an election is not in effect at the Annuitant’s death or if payment is to be made in one sum under an existing election, the Beneficiary may elect one of the options after the Annuitant’s death.

An election of a payment option and any revocation or change must be made by Written Notice. Proceeds of at least $2,000 are required for all payment options. You may not elect an option if any periodic payment under the election would be less than $50. We may make payments less frequently so that each payment is at least $50. Subject to this condition, we will make payments annually or monthly at the end of such period.

Description of Options

         Option 1: Interest Payments. We will make guaranteed interest payments to the payee annually or monthly as elected. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year. We may pay additional interest annually. The proceeds and any unpaid interest may be withdrawn in full at any time.

         Option 2: Installments of a Specified Amount. We will make annual or monthly payments until the proceeds plus interest are fully paid. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year. We may pay additional interest. The present value of any unpaid installments may be withdrawn at any time.

         Option 3: Installments for a Specified Period. We will pay the proceeds in equal annual or monthly payments for a specified number of years. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year. We may also pay additional interest. The present value of any unpaid installments may be withdrawn at any time.

         Option 4: Life Income. We will pay an income during the payee's lifetime. A minimum guaranteed payment period may be chosen. Another form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the proceeds applied.

         Option 5: Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay an income as long as either person is living. A minimum guaranteed payment period of ten years may be chosen.

         Choice of Options: You may choose an option by written notice during the Annuitant's lifetime. If an option for payment of proceeds is not in effect at the Annuitant's death, the beneficiary may make a choice.

YIELDS AND TOTAL RETURNS

Yields

From time to time, we may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Each Subaccount may, from time to time, advertise or include in sales literature performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.

Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds. The Funds’ performance reflects the Funds’ expenses. (See the prospectuses for the Funds.)

The yield of the Federated Prime Money Fund II Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Subaccount (except the Federated Prime Money Fund II Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

Total Returns

         Standard Subaccount Average Annual Total Return. The average annual total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time, each beginning with a period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $10,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which standard subaccount average annual total return quotations are provided. Standard subaccount average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).

        Adjusted Historic Portfolio Average Annual Total Returns. In addition to the standard version described above, other total return performance information computed on two different bases may be used in advertisements. For periods prior to the date the Variable Account commenced operations, performance information for Contracts funded by the Subaccounts will be calculated based on the performance of the Funds’ Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds’ Portfolios, with the level of Contract charges that were in effect at the inception of the Subaccounts for the Contracts. Adjusted Historic Portfolio Average Annual Total Return information may be presented, computed on the same basis as described above, except deductions will not include the surrender charge. In addition, we may from time to time disclose standard subaccount average annual total return in non-standard formats and cumulative total return for Contracts funded by Subaccounts.

We will only disclose other total returns if we also disclose the standard average annual total returns for the required periods. For additional information regarding the calculation of performance data, please refer to the Statement of Additional Information.

Benchmarks and Ratings

We are a member of the Insurance Marketplace Standards Association (“IMSA”) and as such may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds or certain other investment accounts with investment objectives similar to each of the Subaccounts. Lipper Analytical Services, Inc. (“Lipper”), Morningstar, Inc. (“Morningstar”), and the Variable Annuity Research Data Service (“VARDS”) are independent services that monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper’s and Morningstar’s rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, Morningstar and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS and Morningstar prepare risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. Performance data published by CDA/Weisenberger also may be used in advertisements and sales literature.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio’s investment experience is positive.

FEDERAL TAX STATUS

Introduction

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money -generally for retirement purposes. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

Taxation of Non-Qualified Contracts

         Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any annual increases in the excess of the Contract Value. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

         Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

         Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

  made on or after the taxpayer reaches age 59 1/2;
  made on or after the death of an Owner;
  attributable to the taxpayer's becoming disabled; or
  made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax. A similar penalty tax may apply to Qualified Contracts.

        Annuity Payments. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

        Death Benefit Options. It is possible that the Internal Revenue Service may take a position that death benefit option charges are deemed to be taxable distributions to you. Although we do not believe that a death benefit option charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting such a death benefit option under the Contract.

        Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

        Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain Maturity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a tax adviser as to the tax consequences.

         Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

        Multiple Contracts. All Non-Qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

        Further Information. We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading “Tax Status of the Contracts.”

Taxation of Qualified Contracts

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible premiums paid by or on behalf of any individual. In many cases, the “investment in the contract” under a Qualified Contract can be zero.

Individual Retirement Accounts (IRAs), as defined in Sections 219 and 408 of the Code, permit individuals to make annual contributions of up to the lesser of $3,000(or $3,500 if you are over age 50) or the amount of compensation includible in the individual’s gross income. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $8,000 (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59½ are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning in the year in which the conversion was made.

The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.

Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. A 10% penalty tax generally applies to distributions made before age 59 ½, unless certain exceptions apply. The contract includes a death benefit that in some cases may exceed the greater of the premium payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should contact their tax advisor.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59½, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. The contract includes a death benefit that in some cases may exceed the greater of the premium payments or the Contract Value. A 10% penalty tax generally applies to distributions made before age 59 ½, unless certain exceptions apply. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should contact their tax advisor.

         Other Tax Issues. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect not have tax withheld from distributions.

Taxable “eligible rollover distributions” from section 401(a) plans and Section 403(b) annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, except certain distributions such as distributions required by the Code, certain distributions of after tax contributions, distributions in a specified annuity form, or hardships distributions. The 20% withholding does not apply, however, if the Owner chooses a “direct rollover” from the plan to another tax-qualified plan 403(b) plan, government 457 plan or IRA.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Contract Owners currently receive. We make no guarantee regarding the tax status of any Contact and do not intend the above discussion as tax advice.

DISTRIBUTION OF THE CONTRACTS

We will offer the Contracts to the public on a continuous basis and we do not anticipate discontinuing the offering of the Contracts. However, we have the right to discontinue the offering. Applications for Contracts are solicited by agents appointed by us who are licensed by applicable state insurance authorities to sell our variable annuity contracts and who are also registered representatives of Sunset Financial Services, Inc. (“Sunset Financial”), one of our wholly owned subsidiaries, or of broker-dealers who have entered into written sales agreements with Sunset Financial. The registered representatives are registered with the National Association of Securities Dealers, Inc. (the “NASD”) and the states in which they do business. Sunset Financial was incorporated in the state of Washington on April 23, 1964 and the address is 3200 Capitol Blvd. South, Olympia, WA 98501-3396. Sunset Financial is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the NASD.

Sunset Financial acts as the Principal Underwriter, as defined in the 1940 Act, of the Contracts for the Variable Account pursuant to an Underwriting Agreement between Kansas City Life and Sunset Financial. Sunset Financial is not obligated to sell any specific number of Contracts. Sunset Financial’s principal business address is P.O. Box 219365, Kansas City, Missouri 64121-9365. Sunset Financial will receive commissions of up to 5.75% of premiums paid. In addition, we may pay an asset-based commission of an amount ranging from 0.25% to 0.90%, depending on the compensation option selected, beginning in the second Contract Year and up to 0.90% of the Variable Account beginning in the eighth Contract Year. Additional amounts may be paid in certain circumstances. Sunset Financial does not retain any override as distributor for the Contracts. However, Sunset Financial’s operating and other expenses are paid for by Kansas City Life. Also, Sunset Financial receives 12b-1 fees from Franklin Templeton Fund.

Because registered representatives of Sunset Financial are also agents of Kansas City Life, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers, such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

When policies are sold through other broker-dealers that have entered into selling agreements with Sunset Financial Services. The commision paid to such broker-dealers on behalf of their respresentatives will not exceed the amount described above by Sunset Financial to its representatives. The commission rates may be more or less than those set forth above for Kansas City Life’s representatives. Selling firms may retain a portion of commissions. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. The broker-dealers will be compensated as provided in the selling agreements, and Sunset Financial Services, Inc. will reimburse Kansas City Life for such amounts and for certain other direct expenses in connection with marketing the Contracts through other broker-dealers.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Contact owners or the Variable Account.

LEGAL PROCEEDINGS

Kansas City Life and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Kansas City Life believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or Kansas City Life.

COMPANY HOLIDAYS

We are closed on the days that the New York Stock Exchange is closed. Currently the New York Stock Exchange is closed on the following holidays: New Year’s Day, President’s Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday. We will recognize holidays that fall on a Sunday on the following Monday.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life are included in the Statement of Additional Information:

  consolidated balance sheet as of December 31, 2002 and 2001; and
  related consolidated statements of income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2002.

The following financial statements for the Variable Account are included in the Statement of Additional Information:

  statement of net assets as of December 31, 2002; and
  related statement of operations for the year ended December 31, 2002 and statements of changes in net assets and financial highlights for each of the years in the two-year period ended December 31, 2002.

Kansas City Life’s financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life’s financial statements only as an indication of Kansas City Life’s ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account.

CONDENSED FINANCIAL INFORMATION

The unit values and the number of accumulation units for each Subaccount for the periods shown are as follows:

                                 No. of                              No. of
                               Units as Of                         Units as Of
                                                Unit Value as of                    Unit Value as of
                                12-31-02       12-31-02   1-1-02    12-31-01      12-31-01    5-21-01
             MFS
   Emerging Growth Series        1,142,128      11.58     17.78    1,377,606        17.73       22.01
       Research Series           1,056,015      12.09     16.25    1,139,247        16.25       19.28
     Total Return Series           821,472      16.92     18.03      813,241        18.09       18.33
      Utilities Series             977,812      14.44     19.04    1,199,579        18.96       24.34
   Strategic Income Series          74,607      11.89     11.08       45,118        11.12       10.39
         Bond Series               357,755      14.24     13.18      318,363        13.26       12.16
      American Century
   VP Capital Appreciation         407,005       8.26     10.50      438,956        10.63       13.53
     VP Income & Growth            387,036       5.02      6.34      488,090         6.32        7.26
      VP International             554,851      11.43     14.57      610,610        14.55       13.76
          VP Value                 509,854       6.59      7.62      383,125         7.64        7.47
          VP Ultra                     N/A        N/A       N/A          N/A          N/A         N/A
  VP Inflation Protect Fund            N/A        N/A       N/A          N/A          N/A         N/A
         (Class II)
          Federated
  American Leaders Fund II         757,149      14.91     18.92      803,723        18.95       20.36
  High Income Bond Fund II         468,639      11.85     11.91      539,719        11.85       12.16
     Prime Money Fund II           835,149      12.34     12.34      913,702        12.34       12.39
 International Small Company        31,398       4.62      5.73       36,797         5.68        7.42
           Fund II
           Dreyfus
        Appreciation               900,065      11.14     13.65      921,942        13.56       14.66
     Developing Leaders          1,282,099      10.97     13.67    1,212,035        17.35       13.52
   Stock Index Fund, Inc.        1,838,860      10.27     13.49    1,833,590        13.42       15.59
 Socially Responsible Growth       106,578      18.81     27.07      129,288        26.84       33.89
         Fund, Inc.

         J.P. Morgan
 U.S. Large Cap Core Equity        188,673      10.45     14.13      208,516        14.06       16.41
          Portfolio
   Small Company Portfolio         130,565      10.39     13.33      136,287        13.45       14.94
   Mid-Cap Value Portfolio             N/A        N/A       N/A          N/A          N/A         N/A
Franklin Templeton
Templeton Foreign Securities       119,919      14.05     17.58      100,204        17.49       20.60
       Fund (Class 2)
   Franklin Small Cap Fund         113,154       4.57      6.49      101,690         6.50        7.49
          (Class 2)
  Franklin Real Estate Fund        224,878      11.43     11.34       72,838        11.36       10.90
          (Class 2)
Templeton Developing Markets        26,015       7.42      7.56       14,670         7.53        8.35
  Securities Fund (Class 2)
           Calamos
      Growth and Income          1,219,555      11.29     11.90    1,102,523        11.94       12.92
             AIM
V.I. Dent Demographic Trends       371,251       3.28      4.94      394,589         4.90        6.17
            Fund
  V.I. New Technology Fund         318,425       1.63      3.02      253,770         3.01        3.93
  V.I. Premier Equity Fund         299,481       4.94      7.18      235,650         7.18        8.36
          Seligman
 Capital Portfolio (Class 2)       496,576       4.28      6.51      446,571         6.49        7.08
     Communications and            380,892       3.97      6.34      318,950         6.32        7.61
Information Portfolio (Class
             2)
  Small-Cap Value (Class 2)            N/A        N/A       N/A          N/A          N/A         N/A

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

-----------------------------------------------------------------------------------------------

To order a copy of the Statement of Additional Information you must complete and mail the form below, or you may call
(800) 616-3670 to order a copy.
To: Kansas City Life Insurance Company
         Variable Administration Department
         P.O. Box 219364
         Kansas City, Missouri 64121-9364
Please mail a copy of Statement of Additional Information for the Kansas City Life Variable Annuity Separate Account to:
Name:_______________________________________________________________________________________
Address:_____________________________________________________________________________________
        City               State          Zip
Signature of Requestor:_________________________________________________________________________
Date:____________________

PART B

STATEMENT OF ADDITIONAL INFORMATION

Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Statement Of Additional Information

Kansas City Life Variable Annuity Separate Account

Individual Flexible Premium Deferred Variable Annuity Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for an individual flexible premium deferred variable annuity contract (the “Contract”) we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds. The Prospectus is dated the same as this Statement of Additional Information. Terms defined in the Prospectus have the same meaning in this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2003.

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS

The Contract

The entire Contract is made up of the contract and the application. The statements made in the application are deemed representations and not warranties. We cannot use any statement to deny a claim or to void the Contract unless it is in the application and we attach a copy of the application to the Contract at issue.

Incontestability

We will not contest the Contract after it has been in force during the Annuitant’s lifetime for two years from the Contract Date of the Contract.

Misstatement of Age or Sex

If the age or sex of the Annuitant has been misstated, the amount that we will pay is the amount that the proceeds would have purchased at the correct age and sex.

If we make an overpayment because of an error in age or sex, the overpayment plus interest at 3% (compounded annually) will be a debt against the Contract. If you do not repay this amount, we will reduce future payments accordingly.

If an underpayment is made because of an error in age or sex, we will calculate any annuity payments at the correct age and sex and we will adjust future payments. We will pay the underpayment with interest at 3% (compounded annually) in a single sum.

Non-Participation

The Contract is not eligible for any dividends and will not participate in our surplus earnings.

Tax Status of the Contracts

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

          Diversification Requirements. The Internal Revenue Code ("Code") requires that the investments of each investment division of the separate account underlying the contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that the Variable Account, through each Portfolio of the Funds, will satisfy these diversification requirements.

           Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of an Owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contract does not give an Owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the owner of the separate account assets supporting the Contract.

           Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract. Specifically, section 72(s) requires that: (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

CONTROL OF THE CONTRACT

Ownership

The Annuitant is the owner unless otherwise provided in the application. As owner, you may exercise every right provided by your contract. These rights and privileges end at the Annuitant’s death.

The consent of the beneficiary is required to exercise these rights if you have not reserved the right to change the beneficiary.

Change of Ownership

You may change the ownership of this contract by giving written notice to us. The change will be effective on the date your written notice was signed but will have no effect on any payment made or other action taken by us before we receive it. We may require that the contract be submitted for endorsement to show the change.

Certain federal income tax consequences may apply to a change of ownership on non-qualified contracts. You should consult with your tax advisor before requesting any changes of ownership on a non-qualified contract.

Assignment

An assignment is a transfer of some or all of your rights under this contract. No assignment will be binding on us unless made in writing and filed at our Home Office. We assume no responsibility for the validity or effect of any assignment.

Certain federal income tax consequences may apply to an assignment. You should consult with your tax advisor before requesting an assignment.

Beneficiary

The beneficiary is shown on the application or in the last beneficiary designation filed with us. Death proceeds will be paid to the beneficiary except as provided in this Section.

If any beneficiary dies before the Annuitant, that beneficiary’s interest will pass to any other beneficiaries according to their respective interest.

If all beneficiaries die before the Annuitant, we will pay death proceeds to you, if living, otherwise to your estate or legal successors.

Unless you have waived the right to do so, you may change the beneficiary by filing a written notice in a form satisfactory to us. In order to be effective, the written notice for change of beneficiary must be signed while your contract is in force and the Annuitant is living. The change will be effective on the date your written notice was signed but will have no effect on any payment made or other action taken by us before we receive it.

The interest of any beneficiary will be subject to:

(1)    any assignment of this contract which is binding on us; and
(2)    any optional settlement agreement in effect at the Annuitant's death.

Simultaneous Death of Beneficiary and Annuitant

We will pay death proceeds as though the beneficiary died before the Annuitant if:

(1)    the beneficiary dies at the same time as or within 15 days of the Annuitant's death; and
(2)    we have not paid the proceeds to the beneficiary within this 15-day period..

Sale of the Contracts

Sunset Financial Services, Inc. (“Sunset Financial”) is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us. Sunset Financial serves as principal underwriter for the Contracts. Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9364. Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. (the “NASD”).

We offer the Contracts to the public on a continuous basis through Sunset Financial. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Sunset Financial offers the Contracts through its sales representatives. Sunset Financial also may enter into selling agreements with other broker-dealers for sales of the Contracts through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its sales representatives and also with broker-dealers who have entered into selling agreements. Sunset Financial may pay additional compensation from its own resources to broker-dealers based on the level of Contract sales or premium payments.

Commissions paid on the Contract, as well as other incentives or payments, are not charged directly to the Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract.

Sunset Financial received sales compensation with respect to the Contracts in the following amounts during the periods indicated:

------------ ------------------------------------------ --------------------------------------------------------
Fiscal Year    Aggregate Amount of Commissions Paid to   Aggregate Amount of Commissions Retained by Sunset
               Sunset Financial*                         Financial After Payments to its Registered Persons and
                                                         Other Broker-Dealers
------------ ------------------------------------------ --------------------------------------------------------
                           $ 223,590.25                                $ 87,852,26
2000

2001                       $ 86,578,91                                 $ 48,872.00

2002                       $ 83,361.80                                 $ 72,080.80
------------ ------------------------------------------ --------------------------------------------------------

           * Includes sales compensation paid to registered persons of Sunset Financial.

Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts. However, under the Underwriting Agreement with Sunset Financial, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts. We also pay for Sunset Financial's operating and other expenses.

Because sales representatives of Sunset Financial are also insurance agents of Kansas City Life, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Contracts may help sales representatives qualify for such benefits. Sales representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

The Fund has adopted a Distribution Plan in connection with its 12b-1 shares and pays Sunset Financial for its costs in distributing these shares, all or some of which may be passed on to a selling broker-dealer that has entered into a selling agreement with Sunset Financial. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets. The 12b-1 fees are in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial's obligations under an agreement with the Fund. Under the Distribution Plans 0.25% is paid to Sunset Financial for its distribution-related services and expenses under this Agreement. The adviser for certain of the funds may, from time to time use its management fee revenue, as well as its past profits or other resources as may be permitted by regulatory rules, to make payments for distribution services to Sunset Financial, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

CALCULATION OF YIELDS AND TOTAL RETURNS

From time to time, we may disclose yields, total returns, and other performance data pertaining to the Contracts for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission ("SEC").

Because of the charges and deductions imposed under a Contract, the yield for the Subaccounts will be lower than the yield for their respective Portfolios. The calculations of yields, total returns, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular Contract. Premium taxes currently range from 0% to 3.5% of premium based on the state in which the Contract is sold.

Federated Prime Money Fund II Subaccount Yields

From time to time, advertisements and sales literature may quote the current annualized yield of the Federated Prime Money Fund II Subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Federated Prime Money Fund II or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one unit of the Federated Prime Money Fund II Subaccount at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

The net change in account value reflects:

(1)    net income from the Federated Prime Money Fund II attributable to the hypothetical account; and
(2)    charges and deductions imposed under the Contract which are attributable to the hypothetical account.
(3)    The charges and deductions include the per unit charges for the hypothetical account for:
(4)    the annual administration fee,
(5)    the asset-based administration charge, and
(6)    the mortality and expense risk charge.

For purposes of calculating current yields for a Contract, an average per unit administrative fee is used based on the $30 annual administration fee deducted at the beginning of each Contract Year and an assumed account size equal to the subaccount's average account size. Current Yield will be calculated according to the following formula:

         Current Yield = ((NCS - ES)/UV) X (365/7)

         Where:

         NCS......=        the net  change  in the  value of the  Portfolio  (exclusive  of  realized  gains or  losses  on the sale of securities  and  unrealized  appreciation  and  depreciation  and exclusive of income other than  investment  income) for the seven-day period attributable to a hypothetical account having a balance of one subaccount unit.

         ES.......=        per unit expenses attributable to the hypothetical account for the seven-day period.

         UV.......=        the unit value for the first day of the seven-day period.

         Effective Yield =     (1 + ((NCS-ES)/UV))365/7 - 1

         Where:

         NCS......=        the net  change  in the  value of the  Portfolio  (exclusive  of  realized  gains or  losses  on the sale of securities  and  unrealized  appreciation  and  depreciation  and exclusive of income other than  investment  income) for the seven-day period attributable to a hypothetical account having a balance of one subaccount unit.

         ES.......=        per unit expenses attributable to the hypothetical account for the seven-day period.

         UV.......=        the unit value for the first day of the seven-day period.

Because of the charges and deductions imposed under the Contract, the yield for the Federated Prime Money Fund II Subaccount will be lower than the yield for the Federated Prime Money Fund II.

The current and effective yields on amounts held in the Federated Prime Money Fund II Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Federated Prime Money Fund II Subaccount’s actual yield is affected by:

  changes in interest rates on money market securities;
  average portfolio maturity of the Federated Prime Money Fund II;
  the types and quality of portfolio securities held by the Federated Prime Money Fund II; and
  the Federated Prime Money Fund II’s operating expenses.

Yields on amounts held in the Federated Prime Money Fund II Subaccount may also be presented for periods other than a seven-day period.

The current and effective yields for the Federated Prime Money Fund II subaccount for the seven-day period ended December 31, 2002 were (-0.73%).

Other Subaccount Yields

From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Federated Prime Money Fund II Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount during a 30-day or one-month period that is assumed to be generated each period over a 12-month period.

The yield is computed by:

(1)	dividing the net investment income of the Portfolio attributable to the Subaccount units less Subaccount expenses for the period; by
(2)	the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by
(3)	compounding that yield for a six-month period; and by
(4)	multiplying that result by two. Expenses attributable to the Subaccount include the annual administration fee, asset-based administration charge, and mortality and expense risk charge.

The yield calculation assumes an annual administration fee of $30 per year per Contract deducted at the beginning of each Contract Year. For purposes of calculating the 30-day or one-month yield, an average annual administration fee per dollar of Contract value in the Account is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period.

The 30-day or one-month yield is calculated according to the following formula:

         Yield....=        2 X (((NI - ES)/(U X UV)) + 1)6 - 1)

         Where:

         NI.......=        net income of the Portfolio for the 30-day or one-month period attributable to the Subaccount's units.

         ES.......=        expenses of the Subaccount for the 30-day or one-month period.

         U........=        the average number of units outstanding.

         UV.......=        the unit value at the close of the last day in the 30-day one-month period.

Because of the charges and deductions imposed under the Contracts, the yield for the Subaccount will be lower than the yield for the corresponding Funds’ Portfolio.

The yield on the amounts held in the Subaccounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Subaccount’s actual yield is affected by the types and quality of portfolio securities held by the corresponding Portfolio and its operating expenses.

Yield calculations do not take into account the surrender charge under the Contract . The surrender charge is calculated as a percentage of your premium payment being surrendered or withdrawn during the applicable Premium Year. The amount of the surrender charge decreases over time, measured from the date the premium payment is applied. The initial surrender charge is 8%, decreasing to 0 after the eight Premium Years. Subject to certain restrictions, a surrender charge will not be imposed upon surrender or on the first partial surrender in any Contract year on an amount up to 10% of the Contract Value as of the beginning of the Contract Year.

Standard Subaccount Average Annual Total Returns

From time to time, sales literature or advertisements may also quote standard subaccount average annual total returns for the Subaccounts for various periods of time.

When a Subaccount has been in operation for one, five and 10 years, respectively, the standard subaccount average annual total return for these periods will be provided. Standard subaccount average annual total returns for other periods of time may, from time to time, also be disclosed.

Standard subaccount average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $10,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month-end practicable, considering the type and media of the communication that will be stated in the communication.

We will calculate standard subaccount average annual total returns using Subaccount unit values which we calculate on each valuation day based on:

  the performance of the Subaccount’s underlying Portfolio;
  the deductions for the annual administration fee;
  asset-based administration charge; and
  mortality and expense risk charge.

The calculation assumes that the annual administration fee is $30 per year per Contract deducted at the beginning of each Contract year. For purposes of calculating average annual total return, an average per dollar annual administration fee attributable to the hypothetical account for the period is used based on an account size equal to the subaccount’s average account size. The calculation assumes the selection of the Enhanced Combination Guaranteed Minimum Death Benefit Option, and reflects an additional Variable Account charge of 0.35%. The calculation also assumes surrender of the Contract at the end of the period for the return quotation. Standard subaccount average annual total returns will therefore reflect a deduction of the surrender charge for any period less than eight years. The calculation does not reflect either of the guaranteed bonuses.

The total return will then be calculated according to the following formula:

         TR.......=        ((ERV/P)1/N) - 1

         Where:

         TR.......=        the standard subaccount average annual total return net of Subaccount recurring charges.

         ERV......=        the ending redeemable value (net of any applicable  surrender charge) of the hypothetical account at the end of the period.

         P........=        a hypothetical initial payment of $10,000.

         N........=        the number of years in the period.

The standard subaccount average annual total returns for the Subaccounts for the period of each Subaccount’s operations during 2002 are presented below.

Standard Subaccount Average Annual Total Returns

                                                                One Year        Five Year          Since          Subaccount
                                                               Return for    Return for the      Inception      Inception Date
                                                               the period     period ended    Return for the
      Fund Manager                   Subaccount                  ended         12/31/2002      period ended
                                                               12/31/2002                       12/31/2002

          MFS                     EMERGING GROWTH               -39.84%          -6.27%            1.88%         Sept 6, 1995

                                      RESEARCH                  -31.48%          -5.72%            1.98%         Sept 6, 1995

                                    TOTAL RETURN                -13.80%           1.94%            7.07%         Sept 6, 1995

                                     UTILITIES                  -29.76%          -3.55%            5.07%         Sept 6, 1995

                              STRATEGIC INCOME SERIES            -1.42%           1.56%            1.81%         Sept 6, 1995

                                        BOND                     -1.06%           3.21%            4.10%         Sept 6, 1995

     AMER. CENTURY            VP CAPITAL APPRECIATION           -28.38%          -3.03%           -3.33%         Sept 6, 1995

                               VP INCOME & GROWTH               -26.72%          -3.15           -11.19%         May 1, 1999

                                  VP INTERNATIONAL              -27.66%          -4.68%            1.38%         Sept 6, 1995

                                      VP VALUE                  -20.57%           0.86%           -1.75%         May 1, 1999

       FEDERATED              AMERICAN LEADERS FUND II          -27.50%          -3.29%            5.25%         Sept 6, 1995

                              HIGH INCOME BOND FUND II           -7.82%          -3.27%            1.79%         Sept 6, 1995

                                PRIME MONEY FUND II              -7.81%           1.08%            2.00%         Sept 6, 1995

                             INTERNATIONAL SMALL COMPANY        -25.00%            NA            -30.81%         Aug 29, 2000
                                     FUND II

        DREYFUS                     APPRECIATION                -24.30%          -1.25%            1.54%         May 1, 1997

                                SMALL CAPITALIZATION            -26.49%          -2.49%            1.43%         May 1, 1997

                                    STOCK INDEX                 -29.45%          -3.80%            0.06%         May 1, 1997

                                SOCIALLY RESPONSIBLE            -35.44%          -6.62%          -16.36%         May 1, 1999

      J.P. MORGAN           U.S. LARGE CAP CORE EQUITY          -31.17%          -5.64%          -14.29%         May 1, 1999
                                  PORTFOLIO

                              SMALL COMPANY PORTFOLIO           -27.71%          -5.32%           -5.33%         May 1, 1999

      FRANKLIN              INTERNATIONAL SECURITIES FUND       -26.00%          -4.89%          -10.50%         May 1, 1999
     TEMPLETON                        CLASS 2

                              SMALL CAP FUND (CLASS 2)         -35.20%          -2.91%          -31.56%         Aug 29, 2000

                             REAL ESTATE FUND (CLASS 2)          -7.20%          -0.54             2.08%         Aug 29, 2000

                          DEVELOPING MARKETS SECURITIES          -9.21%          -8.25           -15.06%         Aug 29, 2000
                                FUND (CLASS 2)

        CALAMOS             GROWTH AND INCOME PROTFOLIO         -12.83%            NA              1.15%         May 1, 1999

          AIM              V.I. DENT DEMOGRAPHIC TRENDS         -38.40%            NA            -40.74%         Aug 29, 2000
                                      FUND

                              V.I. NEW TECHNOLOGY FUND          -50.17%         -16.82%          -56.30%         Aug 29, 2000

                              V.I. PREMIER EQUITY FUND          -36.63%          -5.06%          -28.98%         Aug 29, 2000

        SELIGMAN            CAPITAL PORTFOLIO (CLASS 2)         -39.26%          -1.51%          -34.68%         Aug 29, 2000

                                COMMUNICATIONS AND              -42.08%          -1.82%          -35.51%         Aug 29, 2000
                          INFORMATION PORTFOLIO (CLASS 2)

Other Total Returns

        Adjusted Historic Portfolio Average Annual Total Return. From time to time, sales literature or advertisements may also quote total returns for periods prior to the date the Variable Account began operations. Such performance information will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.

Such Adjusted Historic Portfolio Average Annual Total Return information (including deduction of the surrender charge) is as follows:

Adjusted Historic Portfolio Average Annual Total Returns (Net of Surrender Charge)

                                                                   For the 1-year  For the 5-year  For the 10-year  From Inception
                                                                    Period Ended    Period Ended     Period Ended   of Series Fund
                       Portfolio                   Inception Date     12/31/02        12/31/02         12/31/02     Ended 12/31/02

         MFS               EMERGING GROWTH         July 25, 1995       -39.84%         -6.27%             NA             2.24%
                              RESEARCH             July 28, 1995       -31.48%         -5.72%             NA             2.08%
                            TOTAL RETURN            Jan. 3, 1995       -13.80%          1.94%             NA             8.23%
                              UTILITIES             Jan. 3, 1995       -29.76%         -3.55%             NA             6.78%
                       STRATEGIC INCOME SERIES     June 14, 1994        -1.42%          1.56%             NA             2.61%
                                BOND               Oct. 24, 1995        -1.06%          3.21%             NA             4.10%

    AMER. CENTURY      VP CAPITAL APPRECIATION     Nov. 20, 1987       -28.38%         -3.03%           0.64%            4.28%
                        VP INCOME AND GROWTH         Nov.1, 1997       -26.72%         -3.15%             NA            -1.63%
                          VP INTERNATIONAL           May 1, 1994       -27.66%         -4.68%             NA             1.26%
                              VP VALUE               May 1, 1996       -20.57%          0.86%             NA             5.84%

      FEDERATED       AMERICAN LEADERS FUND II      Feb.10, 1994       -27.50%         -3.29%             NA             6.70%
                      HIGH INCOME BOND FUND II     March 1, 1994        -7.82%         -3.27%             NA             2.45%
                         PRIME MONEY FUND II        Nov.11, 1994        -7.81%          1.08%             NA             2.32%
                       INTERNATIONAL SMALL           May 1, 2000       -25.00%           NA               NA           -26.74%
                        COMPANY FUND II

       DREYFUS              APPRECIATION           April 5, 1993       -24.30%         -1.25%             NA             7.95%
                         DEVELOPING LEADERS        Aug. 31, 1990       -26.49%         -2.49%          10.57%           21.96%
                             STOCK INDEX          Sept. 29, 1989       -29.45%         -3.80%           6.98%            7.03%
                        SOCIALLY RESPONSIBLE        Oct. 1, 1993       -35.44%         -6.62%             NA             4.90%

     J.P. MORGAN     U.S. LARGE CAP CORE EQUITY     Jan. 3, 1995       -31.17%         -5.64%             NA             5.18%
                              PORTFOLIO
                       SMALL COMPANY PORTFOLIO      Jan. 3, 1995       -27.71%         -5.32%             NA             4.85%

      FRANKLIN       INTERNATIONAL SECURITIES        May 1, 1992       -26.00%         -4.89%           5.60%            4.49%
     TEMPLETON             FUND CLASS 2
                       SMALL CAP FUND CLASS 2        Nov 1, 1995       -35.20%         -2.91%             NA             3.91%
                      REAL ESTATE FUND CLASS 2     Jan. 24, 1989        -7.20%         -0.54%           7.83%             7.41
                    DEVELOPING MARKETS SECURITIES   Mar. 4, 1996        -9.21%         -8.25%             NA            -11.74
                               CLASS 2

       CALAMOS       GROWTH AND INCOME PORTFOLIO     May 1, 1999       -12.83%           NA               NA             1.15%

         AIM            V.I. DENT DEMOGRAPHIC      Dec. 29, 1999       -38.40%           NA               NA           -30.67%
                            TRENDS FUND
                      V.I. NEW TECHNOLOGY FUND     Oct. 18, 1993       -50.17%        -16.82%             NA            -3.00%
                      V.I. PREMIER EQUITY FUND       May 5, 1993       -36.63%         -5.06%             NA             5.66%
                                                                                                          NA
      SELIGMAN            CAPITAL PORTFOLIO        June 21, 1988       -39.26%         -1.51%           5.07%            7.56%
                   COMMUNICATIONS AND INFOMRATION  Oct. 11, 1994       -42.08%         -1.82%             NA             6.82%
                              PORTFOLIO

From time to time, sales literature or advertisements may also quote Adjusted Historic Portfolio Average Annual Total Returns that do not reflect the surrender charge. These are calculated in exactly the same way as the Adjusted Historic Portfolio Average Annual Total Returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered.

Such Adjusted Historic Portfolio Average Annual Total Return information (not including deduction of the surrender charge) is as follows:

Adjusted Historic Portfolio Average Annual Total Returns (No Surrender Charge Deducted)

                                                                     For the 1-year     For the        For the     From Inception
                                                                      period ended   5-year period     10-year     of Series Fund
                        Portfolio                   Inception Date     12/31/02     ended 12/31/02  period ended  ended 12/31/02
                                                                                                       12/31/02

        MFS               EMERGING GROWTH             July 25,1995       -35.17%         -5.40%            NA            2.49%
                              RESEARCH                July 28,1995       -26.17%         -4.85%            NA            2.33%
                            TOTAL RETURN               Jan. 3,1995        -7.11%          2.89%            NA            8.48%
                             UTILITIES                 Jan. 3,1995       -24.32%         -2.65%            NA            7.02%
                      STRATEGIC INCOME SERIES         June 14,1994         6.23%          2.50%            NA            2.61%
                                BOND                  Oct. 24,1995         6.62%          4.17%            NA            4.36%

   AMER. CENTURY      VP CAPITAL APPRECIATION        Nov. 20, 1987       -22.82%         -2.14%          0.64%           4.28%
                        VP INCOME AND GROWTH            Nov.1,1997       -21.04%         -2.26%            NA           -0.93%
                          VP INTERNATIONAL              May 1,1994       -22.04%         -3.79%            NA            1.26%
                              VP VALUE                  May 1,1996       -14.41%          1.79%            NA            6.23%

     FEDERATED        AMERICAN LEADERS FUND II         Feb.10,1994       -21.87%         -2.40%            NA            6.70%
                      HIGH INCOME BOND FUND II        March 1,1994        -0.67%         -2.37%            NA            2.45%
                        PRIME MONEY FUND II            Nov.11,1994        -0.66%          2.01%            NA            2.32%
                        INTERNATIONAL SMALL            May 1, 2000       -19.18%           NA              NA          -24.87%
                          COMPANY FUND II

      DREYFUS               APPRECIATION              April 5,1993       -18.43%         -0.34%            NA            7.95%
                         DEVELOPING LEADERS           Aug. 31,1990       -20.79%         -1.58%         10.57%          21.96%
                            STOCK INDEX              Sept. 29,1989       -23.98%         -2.91%          6.98%           7.03%
                        SOCIALLY RESPONSIBLE          Oct. 1, 1993       -30.43%         -5.76%            NA            4.90%

    J.P. MORGAN      U.S. LARGE CAP CORE EQUITY       Jan. 3, 1995       -25.83%         -4.77%            NA            5.41%
                             PORTFOLIO
                      SMALL COMPANY PORTFOLIO          Jan. 3,1995       -22.29%         -4.44%            NA            5.09%

     FRANKLIN        INTERNATIONAL SECURITIES           May 1,1992       -20.26%         -4.01%          5.06%           4.49%
    TEMPLETON              FUND (CLASS 2)
                      SMALL CAP FUND (CLASS 2)        Nov. 1, 1995       -30.17%         -2.01%            NA            4.17%
                     REAL ESTATE FUND (CLASS 2)      Jan. 24, 1989         0.00%          0.38%          7.83%           7.41%
                        DEVELOPING MARKETS           March 4, 1996        -2.17%         -7.41%            NA          -11.42%
                    SECURITIES FUND (CLASS 2)

      CALAMOS       GROWTH AND INCOME PORTFOLIO         May 1,1999        -6.06%           NA              NA            2.70%

        AIM            V.I. DENT DEMOGRAPHIC         Dec. 29, 1999       -33.63%           NA              NA          -29.15%
                           TRENDS FUND
                      V.I. NEW TECHNOLOGY FUND       Oct. 18, 1993       -46.30%        -16.05%            NA           -3.00%
                      V.I. PREMIER EQUITY FUND         May 5, 1993       -31.71%         -4.18%            NA            5.66%
                                                                                                           NA
      SELIGMAN           CAPITAL PORTFOLIO           June 21, 1988       -34.55%         -0.59%          5.07%           7.56%
                   COMMUNICATIONS AND INFORMATION    Oct. 11, 1994       -37.59%         -0.91%            NA            6.82%
                             PORTFOLIO
                     SMALL-CAP VALUE PORTFOLIO         May 1, 2001       -17.27%           NA              NA           -0.62%

We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

         CTR     =        (ERV/P) - 1

         Where:

         CTR     =        The cumulative total return net of Subaccount recurring charges for the period.

         ERV     =        The ending redeemable value of the hypothetical investment at the end of the period.

         P       =        A hypothetical single payment of $10,000.

Effect of the Annual Administration Fee on Performance Data

The Contract provides for a $30 annual administration fee (waived for Contracts with a Contract Value of at least $50,000 at the beginning of the Contract Year) to be deducted annually at the beginning of each Contract Year, from the Subaccounts and the Fixed Account based on the proportion that the value of each such account bears to the total Contract Value. For purposes of reflecting the annual administration fee in yield and total return quotations, the annual charge is converted into a per-dollar per-day charge based on the average Contract Value in the Variable Account of all Contracts on the last day of the period for which quotations are provided. The per-dollar per-day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated.

TERMINATION OF PARTICIPATION AGREEMENTS

The participation agreements pursuant to which the Funds sell their shares to the Variable Account contain provisions regarding termination. The following summarizes those provisions:

MFS Variable Insurance Trust. This agreement provides for termination: (1) on six months’ advance written notice by any party; (2) at Kansas City Life’s option if shares of the Fund are not reasonably available to meet the requirements of the Contracts or are not “appropriate funding vehicles” for the Contracts, as reasonably determined by Kansas City Life; (3) at the option of the Fund or Massachusetts Financial Services Company (“MFS”), the Fund’s investment adviser, upon institution of certain proceedings against Kansas City Life; (4) at Kansas City Life’s option upon institution of certain enforcement proceedings against the Fund; (5) at the option of Kansas City Life, the Fund or MFS upon receipt of any necessary regulatory approvals and/or the vote of Contract Owners to substitute the shares of another investment company for shares of the Fund; (6) by the Fund or MFS upon written notice to Kansas City Life upon a determination that Kansas City Life has suffered a material adverse change in its business, operations, financial condition, or prospects; (7) by Kansas City Life upon written notice to the Fund and MFS upon a determination that the Fund or MFS has suffered a material adverse change in its business, operations, financial condition, or prospects; (8) at any party’s option upon another party’s material breach of any provision of the agreement; or (9) upon assignment of the agreement, unless made with the written consent of all parties.

American Century Variable Portfolios, Inc. This agreement provides for termination: (1) on six months’ advance written notice by any party; (2) at Kansas City Life’s option if the Fund’s shares are not available for any reason to meet the requirements of the Contracts; (3) at the option of either Kansas City Life, the Fund, or American Century Investment Management, Inc. upon institution of certain proceedings against any person marketing the Contracts, the Variable account, Kansas City Life, the Fund, or American Century Investment Management, Inc.; (4) upon termination of the advisory agreement between the Fund and American Century Investment Management, Inc.; (5) upon vote of Contract Owners to substitute the shares of another investment company for the shares of the Fund, or similar regulatory approval; (6) upon assignment of the agreement, unless made with written consent of all parties, (7) upon a determination that continuing to perform under the agreement would violate applicable federal or state law, rule, regulation, or judicial order; (8) at the option of Kansas City Life if the Fund fails to meet the requirements of applicable diversification requirements; (9) upon a determination that a party has experienced a material adverse change in its business operations or financial condition, or is the subject of substantial adverse publicity; or (10) as a result of any other breach by a non-affiliated party.

Federated Insurance Series. This agreement provides for termination: (1) on 180 days advance written notice by any party; (2) at Kansas City Life’s option if the Fund’s shares are not reasonably available to meet the requirements of the Contracts; (3) at the option of the Fund or Federated Securities Corp., the Fund’s distributor (the “Distributor”) upon institution of certain proceedings against Kansas City Life or its agent; (4) at Kansas City Life’s option upon institution of certain proceedings against the Fund or the Distributor; (5) upon vote of Contract Owners to substitute the shares of another investment company for the shares of the Fund, or similar regulatory approval; (6) in the event any of the Fund’s shares are not registered, issued or sold in accordance with applicable law, or such law precludes the use of such shares to fund the Contracts; (7) by any party upon a determination by a majority of the Fund’s trustees, or a majority of its disinterested trustees, that an irreconcilable conflict exists; (8) at the option of Kansas City Life if the Fund fails to meet the requirements of applicable diversification requirements; or (9) by any party upon another party’s failure to cure a material breach of the agreement within 30 days after written notice thereof.

Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund and The Dreyfus Socially Responsible Growth Fund, Inc. This agreement provides for termination as to any of the Funds: (1) on 180 days’ advance written notice by any party; (2) at Kansas City Life’s option if the Fund’s shares are not available for any reason to meet the requirements of the Contracts; (3) at the option of the Fund or The Dreyfus Corporation upon institution of certain proceedings against Kansas City Life; (4) at Kansas City Life’s option upon institution of certain enforcement proceedings against the Fund; (5) upon termination of the Investment Advisory Agreement between the Fund and The Dreyfus Corporation or its successors unless Kansas City Life specifically approves the selection of a new Fund investment adviser; (6) upon a determination that shares of the Fund or the variable products are not registered, issued or sold in conformity with federal or state laws or that Fund shares may no longer be used as an investment medium for variable products; (7) at the option of the Fund or The Dreyfus Corporation upon a determination that Kansas City Life has suffered a material adverse change in its business, operations, financial condition, or prospects; (8) at Kansas City Life’s option a determination that the Fund or The Dreyfus Corporation has suffered a material adverse change in its business, operations, financial condition, or prospects; (9) at either party’s option upon the other party’s material breach of any provision of the Agreement and failure to remedy the breach within 30 days; or (10) upon assignment of the agreement, unless made with the written consent of all parties; (11) at the option of the Fund upon a determination by its Board in good faith that it is no longer advisable and in the best interests of shareholders of that Fund to continue to operate pursuant to this agreement; (12) at the option of the Fund if the Contracts cease to qualify as annuity contracts or life insurance policies, as applicable, under the Internal Revenue Code, or if the Fund reasonably believes that the Contracts may fail to qualify; or (13) if the Fund fails to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or fails to manage and invest in a manner that complies with the requirements of Section 817(h) of the Internal Revenue Code.

J.P. Morgan Series Trust II. This agreement provides for termination: (1) on 180 days' notice by any party; (2) by Kansas City Life if shares of any Series are not available to meet the requirements of the Contracts; (3) by Kansas City Life upon the institution of formal proceedings against the Fund by the SEC, NASD or any other regulatory body; (4) by the Fund, upon the institution of formal proceedings against Kansas City Life by the SEC, NASD, or any other regulatory body; (5) by the Fund upon determination that Kansas City Life has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity; (6) upon termination of the Investment Advisory Agreement between the Fund and its investment adviser or its successors unless Kansas City Life specifically approves the selection of the new Fund investment adviser; (7) upon a determination that the Fund's shares are not registered, issued or sold in accordance with applicable federal law or that Fund shares may no longer be used as an investment medium for Contracts; (8) by the Fund upon a determination by its Board in good faith that it is no longer advisable and in the best interests of shareholders of that Fund to continue to operate pursuant to this agreement; (9) by the Fund if the Contracts cease to qualify as annuity contracts or life insurance policies, as applicable, under the Code, or if the Fund reasonably believes that the Contracts may fail to so qualify; (10) by either party, upon the other party's failure to cure a breach of any material provision within 30 days after written notice thereof; (11) by the Fund, if the Contracts are not registered, issued or sold in accordance with applicable federal and/or state law; (12) upon assignment of this agreement, unless made with the written consent of the non-assigning party; (13) by Kansas City Life upon a determination that the Fund has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity; (14) if the Fund fails to qualify as a regulated investment company under Subchapter M of the Code or fails to comply with the requirements of Section 817(h) of the Code.

Franklin Templeton Variable Insurance Products Trust. This agreement provides for termination: (1) by any party in its entirety or with respect to one, some or all Portfolios for any reason by sixty (60) days advance written notice delivered to the other parties, and shall terminate immediately in the event of its assignment, as that term is used in the 1940 Act; or (2) immediately by Franklin Templeton Variable Insurance Products Trust or Franklin Templeton Distributors, Inc. by written notice if (a) Kansas City Life notifies the Trust or the Underwriter that the exemption from registration under Section 3(c) of the 1940 Act no longer applies, or might not apply in the future, to the unregistered accounts, or that the exemption from registration under Section 4(2) or Regulation D promulgated under the 1933 Act no longer applies or might not apply in the future, to interests under the unregistered contracts; or (b) either one or both of the Trust or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that Kansas City Life has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this agreement or are the subject of material adverse publicity; or (c) Kansas City Life gives written notice specified in Section 3.3 of the agreement and at the same time gives such notice there was no notice of termination outstanding under any other provision of this agreement; provided, however, that any termination under this provision shall be effective forty-five (45) days after the notice specified in Section 3.3 of the agreement was given; or (d) upon Kansas City Life’s assignment of this agreement without prior written approval.

Calamos Advisors Trust. This agreement provides for termination: (1) on six months’ advance written notice by any party; (2) by Kansas City Life if the Fund’s shares are not available to meet the requirements of the Contracts; (3) by Kansas City Life upon a determination that shares of the Fund are not registered, issued or sold in accordance with applicable state and/or federal securities laws or such law precludes the use of such shares to fund the Contracts; (4) by the Fund, Calamos Advisors Trust or Calamos Financial Services, Inc. upon institution of certain proceedings against Kansas City Life or any affiliate; (5) by Kansas City Life upon the institution of certain proceedings against the Fund, Calamos Advisors Trust or Calamos Financial Services, Inc.; (6) by Kansas City Life in the event that the Fund, Calamos Advisors Trust or Calamos Financial Services, Inc. ceases to qualify or Kansas City Life reasonably believes it/they may fail to qualify as a regulated investment company under Subchapter M or fails to comply with Section 817(h) diversification requirements; (7) by the Fund, Calamos Advisors Trust or Calamos Financial Services, Inc. if the Contracts fail to meet the qualifications specified in the agreement; (8) by the Fund, Calamos Advisors Trust or Calamos Financial Services, Inc. if it is determined that Kansas City Life has suffered a material and adverse change in its business, operations, financial condition, insurance company rating or prospects or is the subject of material adverse publicity; (9) by Kansas City Life if it is determined that the Fund, Calamos Advisors Trust or Calamos Financial Services, Inc. has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity; (10) by Kansas City Life (as one party) or by the Fund, Calamos Advisors Trust or Calamos Financial Services, Inc. (as one party) upon the other party’s material breach of any provision of this agreement upon 30 days written notice and opportunity to cure.

AIM Variable Insurance Funds. This agreement (as to a Fund) provides for termination: (1) at the option of any party, with or without cause, upon six (6) months advance written notice to the other parties, or, if later, upon receipt of any required exemptive relief from the SEC, unless otherwise agreed to in writing by the parties; (2) at the option of AIM Variable Insurance Funds upon institution of formal proceedings against Kansas City Life Insurance Company or its affiliates by the NASD, the SEC, any state insurance regulator or any other regulatory body regarding Kansas City Life’s obligations under the agreement or related to the sale of the Contracts, the operation of each account, or the purchase of shares, if, in each case, AIM Variable Insurance Funds reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on the Fund with respect to which the agreement is to be terminated; (3) at the option of Kansas City Life upon institution of formal proceedings against AIM Variable Insurance Funds, its principal underwriter, or its investment adviser by the NASD, the SEC, or any state insurance regulator or any other regulatory body regarding AIM Variable Insurance Funds’ obligations under this agreement or related to the operation or management of AIM Variable Insurance Fund or the purchase of AIM Variable Insurance Funds, if, in each case, Kansas City Life reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on Kansas City Life, or the subaccount corresponding to the Fund with respect to which the agreement is to be terminated; (4) at the option of any party in the event that (a) the Fund’s shares are not registered and, in all material respects, issued and sold in accordance with any applicable federal or state law, or (b) such law precludes the use of such shares as an underlying investment medium of the contracts issued or to be issued by Kansas City Life; (5) upon termination of the corresponding subaccount’s investment in the Fund; (6) at the option of Kansas City Life if the Fund ceases to qualify as a regulated investment company under Subchapter M of the Code or under successor or similar provisions, or if Kansas City Life reasonably believes that the Fund may fail to so qualify; (7) at the option of Kansas City Life if the Fund fails to comply with Section 817(h) of the Code or with successor or similar provisions, or if Kansas City Life reasonably believes that the Fund may fail to so comply; (8) at the option of AIM Variable Insurance Funds if the contracts issued by Kansas City Life cease to qualify as annuity contracts or life insurance contracts under the Code (other than by reason of the Fund’s noncompliance with Section 817(h) or Subchapter M of the Code) or if interests in an account under the contracts are not registered, where required, and, in all material respects, are not issued or sold in accordance with any applicable federal or state law; (9) upon another party’s material breach of any provision of this agreement.

Seligman Portfolios, Inc. This agreement provides for termination: (1) for any reason by six months’ advance written notice delivered to the other party; (2) by Kansas City Life by written notice to the Fund based upon the Kansas City Life’s determination that shares of the Fund are not reasonably available to meet the requirements of the contracts; (3) by Kansas City Life by written notice to the Fund in the event shares of any of the Portfolios are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the contracts issued or to be issued by Kansas City Life; (4) by the Fund in the event that formal administrative proceedings are instituted against Kansas City Life by the NASD, the SEC, the Insurance Commissioner or like official of any state or any other regulatory body regarding Kansas City Life’s duties under this agreement or related to the sale of the contracts, the operation of any account, or the purchase of the Fund’s shares; provided, however, that the Fund determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of Kansas City Life to perform its obligations under this agreement; (5) by Kansas City Life in the event that formal administrative proceedings are instituted against the Fund by the NASD, the SEC, or any state securities or insurance department or any other regulatory body; provided, however, that Kansas City Life determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund to perform its obligations under this agreement; (6) by Kansas City Life by written notice to the Fund with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M or fails to comply with the Section 817(h) diversification requirements or if Kansas City Life reasonably believes that such Portfolio may fail to so qualify or comply; (7) by the Fund by written notice to Kansas City Life, if the Fund shall determine, in its sole judgment exercised in good faith, that Kansas City Life has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of this agreement or is the subject of material adverse publicity; (8) by Kansas City Life by written notice to the Fund, if Kansas City Life shall determine, in its sole judgment exercised in good faith, that the Fund has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this agreement or is the subject of material adverse publicity; (9) by Kansas City Life upon any substitution of the shares of another investment company or series thereof for shares of a portfolio of the Fund in accordance with the terms of the contracts, provided that Kansas City Life has given at least 45 days prior written notice to the Fund of the date of substitution; (10) by either party in the event that the Fund’s Board of Directors determines that a material irreconcilable conflict exists; (11) at the option of either party upon another party’s failure to cure a material breach of any provision of this agreement within 30 days after written notice thereof.

SAFEKEEPING OF ACCOUNT ASSETS

We hold the title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from our Account assets and from the assets in any other separate account.

Records are maintained of all purchases and redemption’s of Portfolio shares held by each of the Subaccounts.

Our officers and employees are covered by an insurance company blanket bond issued by Fidelity and Deposit Company of Maryland to Kansas City Life in the amount of $5,000,000. The bond insures against dishonest and fraudulent acts of officers and employees.

STATE REGULATION

We are subject to regulation and supervision by the Department of Insurance of the State of Missouri, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. A copy of the Contract form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Contracts are sold. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

We will retain all records and accounts relating to the Variable Account. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Owners semi-annually at the Owner’s last known address of record.

LEGAL MATTERS

All matters relating to Missouri law pertaining to the Contracts, including the validity of the Contracts and Kansas City Life’s authority to issue the Contracts, have been passed upon by William A. Schalekamp, General Counsel of Kansas City Life. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws.

EXPERTS

KPMG LLP

Suite 1600

1000 Walnut

Kansas City, MO 64106

The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2002 and 2001 and for each of the years in the three-year period ended December 31, 2002, and the statement of net assets of the Variable Account as of December 31, 2002 and the related statements of operations for the year ended December 31, 2002 and statements of changes in net assets and financial highlights for each of the years in the two-year period ended December 31, 2002, have been included herein in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life are included in the Statement of Additional Information:

  consolidated balance sheet as of December 31, 2002 and 2001; and
  related consolidated statements of income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2002.

The following financial statements for the Variable Account are included in the Statement of Additional Information:

  statement of net assets as of December 31, 2002; and
  related statement of operations for the year ended December 31, 2002 and statements of changes in net assets and financial highlights for each of the years in the two-year period ended December 31, 2002.

Kansas City Life’s financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life’s financial statements only as an indication of Kansas City Life’s ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account.

Financial Section

Management's Report on Responsibility for Financial Reporting

        Management prepared the following consolidated financial statements and all other information included in this Annual Report and is responsible for its integrity, consistency and objectivity. In preparing these statements, management necessarily made certain estimates and judgments and selected accounting principles in conformity with generally accepted accounting principles in the United States appropriate in the circumstances.

        Management is responsible for ensuring that these statements are not misstated due to material fraud or error. Thus the Company has established and maintains a system of internal control to provide efficient and effective operations, and reasonable assurance as to the integrity and reliability of the financial statements, proper financial disclosure and protection of assets. Qualified personnel in the Company maintain and monitor these internal controls on an ongoing basis for compliance.

        The Audit Committee of the Board of Directors, composed solely of outside directors, meets as required but not less than quarterly with the independent auditors, management and internal audit. Each has free and separate access to the Committee. The Committee reviews audit procedures, scope and findings, and the adequacy of the Company’s financial reporting.

        The independent auditors, KPMG LLP, are elected by the Board of Directors to audit the financial statements and render an opinion thereon. Management has made all corporate records and related data available to the independent auditors. Furthermore, management believes that all representations made to the independent auditors were valid and appropriate.

        /s/R. Philip Bixby                     /s/Tracy W. Knapp
        R. Philip Bixby                        Tracy W. Knapp
        President and CEO                      Senior Vice President, Finance

   Contents:

MANAGEMENT'S DISCUSSION
and analysis of financial condition and results of operations

Operating Results

        Kansas City Life’s net income increased $1.6 million to $31.5 million during 2002. Net income per share rose 6 percent during 2002 to $2.63, compared with $2.49 for 2001 and $4.08 for 2000. Since net realized investment losses increased over the three years, operating income, which excludes these realized investment losses net of tax, rose 8 percent in 2002 to $43.4 million. This compared to $40.2 million in 2001 and $51.6 million in 2000. Pretax operating profit margins1 averaged 12.5 percent over the three years and equaled 12.2 percent for 2002. Return on equity2 was 5.14 percent for 2002 and averaged 6.25 percent for the three-year period.

        This performance is analyzed below in two phases. First, corporate-wide factors are addressed; including marketing, investment and operating expense performance. Second, profit performance is discussed and analyzed for each of the Company’s four operating segments.

        Kansas City Life measures its sales progress in terms of new deposits and annualized premiums. On this basis, sales improved 39 percent during 2002 compared to a 4 percent decline the previous year. The following table details this performance by type of business. It should be noted in reviewing this information that revenues in the financial statements for interest sensitive and variable business consist of contract charges levied against the policyholders’ accumulated values, not the premiums received. Also, while the sales results properly address business directly sold by the Company, insurance revenues in the financial statements are net of ceding premiums paid for reinsurance.

1 Pretax income before realized investment losses divided by total revenues excluding realized investment losses.
2 Net income divided by the average stockholders’ equity excluding accumulated other comprehensive loss, net.

                                  2002       2001       2000
                                  ----       ----       ----
                                        (Thousands)
Interest sensitive products:
  Annuities                   $ 111,280     40,685     21,938
  Universal life                  7,497      4,164      5,177

                                118,777     44,849     27,115

Variable products:
  Annuities                      25,259     40,889     59,383
  Universal life                  5,932     13,101     20,726

                                 31,191     53,990     80,109

Traditional individual products  11,625     11,867     12,681

Group products:
  Dental                         10,471     12,734      9,275
  Other                           3,539      2,636      2,735

                                 14,010     15,370     12,010

     Total                    $ 175,603    126,076    131,915

        The declining equity markets over the past three years caused consumers’ preferences to shift from variable products to interest sensitive products and heightened consumer preference for the safety of interest sensitive products in general. Variable products allow policyholders to participate in the equity markets, while interest sensitive products provide safety of principal and competitive interest returns. Overall, sales rose over the three years as the composition of sales shifted towards interest sensitive products. Group sales also improved over the three-year period, as dental sales rose due to the addition of a significant new third party marketing agreement in late 2001. Additionally, sales of group life insurance rose by 74 percent over the past two years to $2.3 million in new premiums this year.

        Net insurance revenues as reported in the consolidated income statement declined from $253.6 million in 2000, to $251.1 million last year and to $247.2 million in 2002, a 3 percent decline for the three years. However, these revenues are net of ceded premiums, which rose considerably this year due to the reinsurance of 80 percent of an affiliate’s life insurance business. Excluding ceded premiums, Kansas City Life’s consolidated direct insurance revenues rose slightly in 2002 and declined less than 1 percent over the three years.

        Net investment income declined over the three years from $207.1 million in 2000, to $202.4 million last year and $193.3 million in 2002, a 7 percent decline over the past two years. These declines resulted from reduced portfolio yields due to historically low reinvestment rates and holdings of short-term investments equaling 6 percent of investments as of this year-end. The net return on invested assets, excluding realized investment gains and losses, declined 55 basis points this year and 22 basis points last year. On average, one-third of the securities portfolio was sold, called or matured in each of the past three years. Yields lost through these sales, calls and maturities averaged 89 basis points above the yields at which money could be reinvested in securities this year. Interest margins on the interest sensitive lines of business were maintained in 2001 but narrowed the other two years. The investment assets’ book value, net of borrowings, rose 4 percent in 2002 and ended 6 percent above that of two years ago. Securities averaged 81 percent of new investments over the three years, while mortgage loans comprised 9 percent and short-term investments equaled 6 percent.

        Net realized investment losses, which are not included in net investment income, increased over the past three years from $3.9 million in 2000, to $15.7 million in 2001 and $18.2 million in 2002, due to the weak economy and volatile financial markets. The following table provides detail concerning investment gains and losses realized over the past three years.

                                   2002       2001       2000
                                   ----       ----       ----
                                           (Thousands)
Gross gains resulting from:
  Sales of securities         $   9,809      17,971     7,526
  Securities called               2,148         359     2,104
  Mortgage reserve release            -           -     2,970
  Sales of real estate and
    joint ventures                8,644       2,559     4,395

     Total gross gains           20,601      20,889    16,995

Gross losses resulting from:
  Sales of securities           (19,216)    (16,132)  (13,545)
  Write-downs of securities     (18,200)    (18,054)   (7,628)
  Securities called              (1,012)     (2,548)     (403)
  Mortgage reserve increase        (570)          -         -
  Sales of real estate and
    joint ventures                 (213)       (511)      (80)

     Total gross losses         (39,211)    (37,245)  (21,656)

Related deferred policy
  acquisition costs                 370         608       790
Net realized losses           $ (18,240)    (15,748)   (3,871)

        Securities represent 72 percent of the entire investment portfolio, down from 73 percent last year. Approximately 91 percent of the securities are investment grade, comparable to last year. Delinquencies and defaults represent 0.8 percent of the portfolio. The portfolio, carried at fair value in the financial statements, had a slight unrealized gain at this year-end. The portfolio is broadly diversified across sectors and a variety of measures have been employed to manage the portfolio’s credit and interest rate risks, as discussed in the Market and Interest Rate Risk Analysis Section later in this Discussion. Kansas City Life reviews its securities’ values on an ongoing basis utilizing several factors, including an analysis of the borrower, its industry, independent valuation services, collateral value and subsequent developments. Based upon these inputs and analyses, securities write-downs are taken as considered appropriate.

        Mortgage loans comprise 15 percent of the investment portfolio, the same as a year ago. The loans are dispersed geographically with little exposure in the Northeast. However, one-third of the loans are in California. Approximately 89 percent of the mortgages are commercial loans on industrial warehouses and office properties. None of the loans have been restructured nor have there been any loans in foreclosure over the past three years. Prepayments rose in 2002 but are not significant since the loans generally carry prepayment penalties. The portfolio’s estimated fair value exceeds its carrying value by $36.8 million.

        Real estate investments consistently represented 3 percent of the investment portfolio over the two years. They consist principally of office buildings, shopping center joint ventures, industrial warehouses that are both in use and under development, and investments in affordable housing properties. The real estate properties’ carrying value is well below their estimated fair value. Real estate sales generated $8.4 million in net gains this year and $2.0 million and $4.3 million in 2001 and 2000, respectively.

        Home office operating expenses were impacted significantly by litigation costs in the fourth quarter of 2001. As a result, home office operating expenses rose substantially that year and then declined at double-digit rates in 2002. Excluding the distorting effect of these litigation costs, operating expenses rose 7 percent this year after declining 1 percent last year and 3 percent two years ago. Growth in expenses this year was due to increased employee benefits costs and costs associated with heightened marketing efforts.

        The Company’s effective income tax rate rose to 17 percent this year from 5 percent last year. The increased tax rate arose principally from a decline in the reversal of income taxes accrued in previous years. These reversals reduced income tax expense $2.7 million this year and $4.3 million last year. The past two years’ effective income tax rate was considerably below 2000‘s rate of 28 percent for two reasons. First, there were no income tax reversals in 2000. Second, while pretax income was lower the past two years, the amount of tax credits arising from investments in affordable housing properties remained largely unchanged.

Operating Results by Segment

        The Company manages its performance through four segments: the individual insurance business of Kansas City Life’s parent company, the group insurance operation in the parent company, and its two life insurance affiliates: Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American). The following describes and analyzes the financial performance of each of these four segments. Refer also to the Segment Information Note to the Consolidated Financial Statements.

Kansas City Life Insurance Company – Individual Insurance

        One-third of the segment’s direct insurance revenues is derived from premiums on traditional-type products, principally term insurance and immediate annuities. Half of the revenues are from contract charges generated by interest sensitive universal life policies, while 15 percent of the revenues are from contract charges on variable products, both universal life and annuities. Interest sensitive annuities, while significant from a statutory and annualized premium viewpoint, generated less than one percent of the segment’s insurance revenues in the financial statements. All of these products are marketed through a nationwide career general agency sales force. This segment is central to the Company’s overall performance since it generates three-fourths of Company sales, half of consolidated net income and 42 percent of consolidated revenues from customers. Non-insurance affiliates are included in this segment, but they are not material to the segment’s results.

                                                SELECTED FINANCIAL DATA
                                          (Thousands, except per share data)

                                         2002             2001              2000           1999               1998
                                         ----             ----              ----           ----               ----
Revenues:
  Insurance                        $   247,245          251,140           253,619           255,595           259,559
 Investment income, net                193,308          202,374           207,135           207,682           202,402
  Other                                 17,918           13,923            16,024            13,956            14,671
    Operating revenues                 458,471          467,437           476,778           477,233           476,632
  Realized investment gains (losses)   (18,240)         (15,748)           (3,871)            2,860            11,426
    Total revenues                 $   440,231          451,689           472,907           480,093           488,058

Net income                         $    31,549           29,922            49,083            45,045            48,512

Per common share:
  Net income, basic and diluted    $      2.63             2.49              4.08              3.66              3.92

  Cash dividends                   $      1.08             1.08              1.00               .96               .90

  Stockholders' equity             $     49.81            47.04             44.28             40.86             46.58

Assets                             $ 3,855,247        3,764,589         3,646,261         3,621,284         3,577,414
Life insurance in force            $26,591,093       26,644,910        26,938,904        26,747,316        26,641,664

The above is not covered by the Independent Auditors’ Report.
Per share data has been adjusted for a two-for-one stock split in June 1999.

        This year’s sales rose 38 percent and were 28 percent above the level of two years ago. This growth was largely attributable to interest sensitive and immediate annuities. Sales of variable insurance declined in each of the three years reflecting the faltering stock market. The variable line accounted for $299.4 million in assets as of year end 2002. These assets declined 12 percent from last year principally due to the stock market’s performance.

        Direct insurance revenues, which exclude any reduction for ceded premiums, rose 1 percent in 2002 and 2 percent in 2001. Increases in insurance premiums, due to increased sales of traditional annuities, more than offset declining contract charges from interest sensitive and variable products.

        Net investment income declined 5 percent this year and was 7 percent below the amount earned two years ago. Interest margins generally narrowed in both the interest sensitive and traditional product lines.

        Policy benefits rose 4 percent in 2002 and 2 percent over the past two years, while operating revenues declined. Thus, benefits rose relative to revenues, narrowing profit margins. Policy surrenders improved substantially relative to policy values available to be surrendered over the three years. The amortization of deferred acquisition costs fluctuated considerably over the three years since 2002 and 2000 results benefited from the unlocking, or changing, of experience assumptions to reflect the emergence of actual profit margins that were better than assumed.

        Net income fell by nearly one-third in 2002 and is half of what it was two years ago. This reflects declining operating revenues, narrowing profit margins and increased realized investment losses.

Kansas City Life Insurance Company – Group Insurance

        Much of group revenue and earnings is derived from dental insurance. The Company also offers short and long-term disability, multiple employer trust and group life coverages as well as administrative claims paying services (ASO). These products are sold through third party marketing arrangements and the Company’s career general agency sales force. The group segment generates one-fourth of the Company’s total insurance revenues and 8 percent of its consolidated sales.

        Group insurance revenues grew 7 percent this year and rose 9 percent over the past two years despite the discontinuance of the stop loss line of business in late 2000. Excluding stop loss, insurance revenues rose 16 percent over the past two years. Dental insurance fueled this growth as its revenues grew 11 percent in 2001 and 13 percent in 2002. The other group lines’ revenues were level over the three years except for ASO and group life revenues, which declined 11 percent and 9 percent since 2000, respectively. While group insurance will lose a block of business in early 2003 that generated one-fourth of this year’s dental revenues and 18 percent of ASO revenues, a new dental arrangement is being added which will partially compensate for these lost revenues.

        Policy benefits ratios are critical to the segment’s profitability. These ratios were at unprofitable levels the past two years, except for the dental and multiple employer trust lines. However, the block of dental business being lost in 2003 was a significant contributor to that line’s favorable benefits ratio.

        The segment generated net losses the past two years largely due to the benefits ratios discussed above and narrowed profit margins and reduced revenues in the ASO line.

Sunset Life Insurance Company of America

        Sunset Life principally markets term insurance and interest sensitive universal life and annuity products to individuals nationwide through a personal producing agency sales force. One-fifth of its direct insurance revenues in the financial statements comes from traditional life insurance premiums, primarily term insurance. Approximately 80 percent of its insurance revenues are contract charges from the universal life products. Sunset Life produces 11 percent of consolidated sales, 7 percent of total revenues from customers and one-third of consolidated net income.

        Sales nearly quadrupled in 2002 as interest sensitive annuity sales grew by nearly 6 times. This line of business represents 84 percent of Sunset Life’s sales. Interest sensitive universal life products, which comprise much of the remaining sales, rose by 25 percent this year. Although the segment’s sales declined 21 percent last year, this year’s strong sales results caused current sales to be 181 percent above the level from two years earlier. While annuities generate significant premium growth, they represent just 1 percent of insurance revenues in the income statement, which primarily measure annuity revenues in terms of contract charges.

        Total customer revenues declined steadily over the three years largely due to reinsuring Sunset Life’s insurance in force. Sunset Life’s direct insurance revenues declined 2 percent this year and 5 percent over the past two years. While life insurance premiums, primarily from term policies, remained level over the three years, contract charges, principally from universal life business, declined 2 percent in 2002 and 6 percent versus 2000.

        Net investment income declined 4 percent in 2002 and 7 percent over the past two years. This reflected the historically low yields available for new investments and significant holdings of short-term investments, which represented 11 percent of total investments this year end and 7 percent a year ago. Additionally, realized investment losses equaled $3.0 million this year, $2.3 million last year and $2.4 million in 2000.

        Policy benefits, as a percent of operating revenues, rose from 51.6 percent in 2000 to 55.0 percent in 2001, and then declined to 50.4 percent in 2002, reflecting normal fluctuations in mortality experience. Surrenders of universal life and flexible annuity policies declined steadily over the three years. Although this improvement has little impact on income in the year that it occurs, this is important in that it improves future revenue and profit flows for the segment. The amortization of deferred acquisition costs declined dramatically in 2001 due to the unlocking of assumptions related to the reinsurance transaction discussed above, but then returned to more normal levels in 2002.

        Operating expenses varied dramatically due to litigation costs in late 2001, which increased that year’s expenses $16.3 million. In 2002, $2.3 million of the litigation expense accrued in 2001 was reversed. Excluding the effects of these costs, Sunset Life’s operating expenses declined over the three years due to increased operating efficiency.

        Sunset recorded a net loss of $1.5 million in 2001 due to the legal costs noted above, but recorded net income of $8.9 million in 2000 and $10.5 million in 2002. Profit margins widened this year compared to 2000 due to improved mortality experience and reduced operating expenses relative to revenues.

Old American Insurance Company

        Old American markets final expense coverage to the senior market nationwide through a Planned Production Agency distribution system, offering exclusive sales territories and sales leads to the agents. The Company is challenged to generate these leads in a quantity and of sufficient quality to provide economical leads to the sales agents. Old American produces 5 percent of consolidated sales, 28 percent of customer revenues and one-fifth of consolidated net income.

        Sales improved 3 percent over the past two years as the recruitment of new sales agents rose over that time. Total revenues from customers, including both new and renewal premiums, declined 2 percent in 2001 but remained level in 2002.

        Net investment income rose 1 percent in 2001 and then declined 3 percent in 2002 for the reasons enumerated in the other segments. Short-term investments represented 16 percent of total investments this year-end and 7 percent at last year-end. Realized investment losses equaled $1.9 million and $1.1 million in 2002 and 2000, respectively. Investment gains of $0.7 million were realized in 2001.

        Policy benefits ratios were largely unchanged over the three years as net income rose from $7.0 million in 2000 to $9.1 million in 2001 and then decreased to $7.0 million in 2002. This represented a 1 percent increase over the past two years. Operating income grew 7 percent compared to two years ago, with increased realized investment losses in 2002 accounting for the difference in performance versus net income.

Market and Interest Rate Risk Analysis

        Kansas City Life holds a diversified portfolio of investments that includes cash, bonds, preferred stocks, mortgage-backed securities, commercial mortgages and real estate. Each of these investments is subject, in varying degree, to market risks that can affect their ability to earn a competitive return and the return affects their fair value. A majority of these assets are debt instruments of corporations or U.S. Government Sponsored Enterprises (GSE) and are considered fixed income investments. Thus, the primary market risks affecting the Company are interest rate and credit risks.

        Coupon and dividend income represents the greatest portion of an investment’s total return for most fixed income instruments. The fair market price of such investments is inversely related to market interest rates. As interest rates fall, the coupon and dividend streams of older, higher-paying investments become relatively more valuable than newer, lower-yielding investments. Therefore, the market value of the older, high-paying investments increases. The opposite effect occurs when interest rates rise.

        Interest rates fell during 2002, causing Kansas City Life’s investment portfolio to increase in value. The Federal Reserve Open Market Committee continued its lowering of short-term interest rates to stimulate the economy, which in turn helped the valuations of short-term bonds. Long-term interest rates (10 years and beyond) also declined, increasing the value of long-term bonds. In 2001, the book value of the securities exceeded its fair value by $38.4 million. With the decline in both short-term and long-term rates, fair value exceeded book value by $2.6 million at year’s end.

        Due to the complex nature of interest rate movements and their uneven effects on the value of fixed income investments, the Company uses sophisticated computer programs to help predict changes in the value of the portfolio. Assuming that changes occur equally over the entire term structure of interest rates or yield curve, it is estimated that a 100 basis point increase in rates would translate to a $77.0 million loss of market value for the $2.2 billion securities portfolio. Conversely, a 100 basis point rate decrease translates to a $77.2 million increase in market value. This relationship is generally termed duration, a mathematical measurement of the sensitivity of investment cash flow to small changes in market rates. Convexity, a term that applies to the skew in the securities’ value changes for similar positive or negative changes in interest rates, is relatively flat. This is due to an increased concentration in mortgage-backed securities.

        Market changes rarely follow a linear pattern in one direction for any length of time. Within any diversified portfolio, an investor will likely find embedded options, both puts and calls, that change the structure of the cash flow stream. Mortgage-backed securities are particularly sensitive to interest rate changes. As long-term interest rates fall, homeowners become more likely to refinance their mortgage or move up to a larger home, causing a prepayment of the outstanding mortgage principal, which must then be reinvested at a lower rate. Should interest rates rise suddenly, prepayments expected by investors may cease, extending the maturity of a mortgage pool by many years. This represents a further interest rate risk to investors.

        The table below details the nature of expected cash flows from the securities portfolio, including the cash flows from mortgage-backed securities pools and callable corporate bonds and commercial mortgages. Calls and prepayments represent the principal amount expected to return to the Company. Total principal equals invested cash scheduled to return in each year, including maturities, calls, sinking funds and prepayments.

                                                  EXPECTED CASH FLOWS
                                                       (Millions)

                                                                                   There-   Total    Fair
                                        2003     2004    2005    2006     2007     after   Principal Value
--------------------------------------  ----     ----    ----    ----     ----     ------  --------- -----

Corporate bonds currently callable   $    44        1       -       7        8         34       94      93
  Average interest rate                 6.40%   9.48    9.55   12.05     6.77       9.79     9.95
Mortgage-backed securities and CMO's     280       93      68      44       33         81      599     592
  Average interest rate                 5.40%   6.27    6.17    6.22     6.25       6.97     5.98
All other securities                     244       65     100      77       81        930    1 497   1 479
  Average interest rate                 5.67%   8.37    8.33   10.31     7.90       7.56     7.64
     Securities                          568      159     168     128      122      1 045    2 190   2 164
        Average interest rate           5.59%   7.15    7.45    9.00     7.38       7.59     7.29

Commercial mortgages                     182       67      82      67       35         39      472     500
  Average interest rate                 7.94%   7.30    8.09    7.73     7.53       7.67     7.71
     Total                           $   750      226     250     195      157      1 084    2 662   2 664
       Average interest rate            6.16%   7.19    7.66    8.56     7.41       7.59     7.36

The table shows expected cash flows from principal repayments of bonds in the form of maturities, calls, sinking funds and prepayments as well as principal repayments of commercial mortgages.

        The majority of the Company’s investments are exposed to varying degrees of credit risk—the risk that the value of the investment may decline due to deterioration in the financial strength of the issuer, and that the timely payment of principal or interest might not occur.

        Over the past three years, credit defaults in the marketplace have increased significantly. The increase in the default rate may be attributed to several factors, including the economic slowdown experienced by the U.S. economy the past two years, the increased use of leverage by corporate issuers, fraud, and adverse legal judgments against corporations, among others. A default by a rated issuer usually involves some loss of principal to the investor as evidenced by the writedowns taken by the Company identified in the table on page 15. Such loss can be mitigated by timely sales of affected securities or by active involvement in a restructuring process, which preserves the value of the underlying entity. However, there can be no assurance that the efforts of an investor will lead to favorable outcomes in a bankruptcy or restructuring.

        The Company mitigates this risk by diversifying the investment portfolio across a broad range of issuers, invest ment sectors and security types, by limiting the amount that it invests in any particular entity and by investing substantial amounts of the portfolio in instruments carrying a security lien against tangible asset collateral. Pledged collateral that retains its value increases bondholder recovery amounts in the case of bankruptcy or restructuring. With the exception of certain GSE’s, there is no exposure to any single issuer greater than one percent of assets on a book value basis. Further, risks are mitigated on large single issuer investments by purchasing securities that are collateralized with liens against tangible property or by purchasing obligations of separate, distinct operating subsidiaries of a corporate group.

        Kansas City Life currently owns $82.6 million of foreign bonds. Since these are denominated in U.S. dollars, there is no direct exposure to foreign currency risk. There is an indirect exposure to exchange markets to the extent that the issuers of these securities do not have natural revenue streams in U.S. dollars and must obtain dollars through the exchange markets to fully fund their obligations. There is no foreign exposure in the Company’s mortgage or real estate holdings.

        As interest rates rise, policyholders become more likely to surrender policies or to borrow against cash values, often to meet sudden needs in an inflationary environment or to invest in higher yielding opportunities elsewhere. This risk of disintermediation may force the Company to liquidate parts of its portfolio at a time when the fair market value of fixed income investments is falling. If interest rates fall, the Company may also be forced to invest new cash receipts at levels below the minimum guaranteed rates payable to policyholders, eroding profit margins. Due to its strong cash flow, the Company can usually adapt to small sudden changes in interest rates, or even large changes that occur over longer periods of time. Cash flow may increase or decrease over the course of the business cycle, and the Company also takes steps to ensure that adequate liquidity is available to meet obligations in a timely manner. To this end, the Company maintains lines of credit with commercial banks and other short-term borrowing arrangements with financial institutions.

        The Company has rarely used derivatives due to a number of factors, including pricing, liquidity, and the net value to the Company’s business position. The Company does not trade derivatives for speculative purposes, and only enters into derivatives contracts to hedge a specific, identifiable risk for a specific period of time under specific conditions.

Changes in Accounting Standards

        Statement of Financial Accounting Standards (FAS) No. 141, “Business Combinations,” and FAS No. 142, “Goodwill and Other Intangible Assets,” were adopted by the Company on January 1, 2002, and did not have a significant impact on Kansas City Life’s reported results. These Standards impact the accounting for business combinations and for the purchased goodwill and other intangible assets that arise from those combinations or are otherwise acquired. The purchase method of accounting is mandated and positive goodwill is no longer amortized annually. Instead it is tested for impairment annually and written off only to the extent that it is determined to be impaired. Unallocated negative goodwill is to be recognized immediately as an extraordinary gain.

        FAS No. 145, “Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections,” addresses an array of topics from leases to extinguishing debt. The Company will adopt this Standard on January 1, 2003, but it is not expected to have a significant impact on reported results.

        All other Standards and Interpretations of those Standards issued during 2002 did not relate to accounting policies and procedures pertinent to Kansas City Life at this time.

Critical Accounting Policies

        Accounting principles generally accepted in the United States (GAAP) require management to make certain estimates and assumptions affecting the amounts reported in the financial statements and the accompanying notes. As such, the Company combines its actual experience with selected estimates in preparing its financial statements. The calculations used to estimate various components in the financial statements are necessarily complex and involve large amounts of data. Assumptions and estimates involve careful judgment and, by their nature, may be subject to revision over time.

        The calculation of life insurance policy reserves is dependent upon estimates of future events. These estimates require judgments based upon the Company’s past experience and estimates and assumptions concerning future mortality, persistency and interest rates. At any given time, earnings variability may result from changes in actual experience in mortality, expense and interest margins, as well as changes in estimates of future experience.

        Policy acquisition costs, principally agent commissions and other selling, selection and issue costs, which vary with and are directly related to the production of insurance revenues, are capitalized as incurred. These deferred costs are then amortized in proportion to future premium revenues or the expected future profits of the business, depending upon the type of product. Profit expectations are based upon estimates of future interest spreads, mortality margins, operating expenses and policy persistency experience. These estimates involve judgment and are compared to actual experience on an ongoing basis. If it is determined that the assumptions related to the profit expectations for interest sensitive and variable products should be revised, the impact of the change is reported in the current period’s income.

        The Company’s securities, which are all classified as available for sale, are carried at their fair value in the Company’s balance sheet. These fair values are obtained from a variety of external sources. As a part of this process, the Company regularly evaluates the quality of the portfolio. In the normal course of business there will be securities that suffer market price deterioration due to a wide variety of factors. To the extent that management believes that these fluctuations represent other than temporary declines in value, or that it is more likely than not that all of the contractual cash flows will not be received, the security’s value is written down by charging a realized investment loss against income.

Liquidity and Capital Resources

        Life insurance companies serve as providers of investment capital in the nation’s economy. As such, life insurers generally have few liquidity concerns, especially in a low interest rate environment, as is currently the situation. Reflecting this, Kansas City Life generated $53.7 million in operating funds each year, on average, over the past three years. The Company placed $2.6 billion in new investments over the three years, an average of $866.7 million annually. This information excludes net proceeds from the variable line of business. These proceeds are largely partitioned into separate accounts and are not held in the Company’s general investments since the policyholders rather than the Company assume the underlying investment risks. Asset and liability maturities and yields are matched and cash flow testing is performed to ensure sufficient interest spreads are earned, exposure to changing interest rates is minimized and that funds will be available as needed to meet future policyholder obligations.

        Kansas City Life borrowed funds over the past three years principally in support of investment strategies. The Company has $60.0 million in unsecured revolving credit loan agreements as well as reverse repurchase agreements with banks and institutional counter-parties for liquidity purposes. Kansas City Life also has added borrowing capacity through its membership affiliation with the Federal Home Loan Bank. At year’s end, outstanding balances under this agreement totaled $95.0 million in maturities of less than one year. The Company has the capacity to add $84.7 million in borrowings with no additional capital commitment.

        Kansas City Life’s statutory equity exceeds the minimum capital deemed necessary to support its insurance business, as determined by the risk based capital calculations and guidelines established by the National Association of Insurance Commissioners. The maximum stockholder dividends that can be paid out of this capital in 2003 without prior approval of the Missouri Director of Insurance are $24.2 million.

        Stockholder equity per share, or book value, equaled $49.81 this year-end, a 6 percent increase for the year. Book value, excluding the effects of unrealized investment gains and losses, equaled $49.69 a share, 1 percent greater than the prior year. The stock repurchase program was extended by the Board of Directors through 2003 to permit the purchase of up to one million of the Company’s shares on the open market, which would represent 8 percent of the shares currently outstanding. No shares were purchased under this program this year.

CONSOLIDATED INCOME STATEMENT
(Thousands, except per share data and parenthetical comments)

                                                                          2002             2001            2000
------------------------------------------------------------------        ----             ----            ----
REVENUES
Insurance revenues:
  Premiums and contract charges                                     $    290,468          287,435         292,264
  Reinsurance ceded                                                      (43,223)         (36,295)        (38,645)
    Net insurance revenues                                               247,245          251,140         253,619
Investment revenues:
  Investment income, net                                                 193,308          202,374         207,135
  Realized losses, net                                                   (18,240)         (15,748)         (3,871)
Other                                                                     17,918           13,923          16,024

      TOTAL REVENUES                                                     440,231          451,689         472,907

BENEFITS AND EXPENSES
Policyholder benefits, net of reinsurance ceded ($34,678,000;
   $32,996,000 - 2001; $43,320,000 - 2000)                               278,071          275,645         276,840
Amortization of deferred acquisition costs                                23,813           27,765          26,828
Insurance operating expenses, net of commissions ceded
$4,847,000; $6,899,000 - 2001; $5,960,000 - 2000)                        100,526          116,739         100,735

TOTAL BENEFITS AND EXPENSES                                              402,410          420,149         404,403

Income before Federal income taxes                                        37,821           31,540          68,504

Federal income taxes:
  Current                                                                 (5,019)           9,116          15,633
  Deferred                                                                11,291           (7,498)          3,788

                                                                           6,272            1,618          19,421

NET INCOME                                                          $     31,549           29,922          49,083

Basic and diluted earnings per share:
  Net income                                                               $2.63             2.49            4.08

See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED BALANCE SHEET

                                                                                       2002                2001
-------------------------------------------------------------------------              ----                ----
ASSETS
Investments:
  Available for sale:
    Fixed maturities, at fair value (amortized cost $2,137,667,000;
     $2,098,175,000 - 2001)                                                     $    2,141,439           2,062,193
    Equity securities, at fair value
     (cost $58,728,000; $70,159,000 - 2001)                                             57,587              67,759
  Mortgage loans, net                                                                  463,150             439,546
  Real estate, net                                                                      66,751              61,777
  Real estate joint ventures                                                            26,257              33,320
  Policy loans                                                                         108,551             112,995
  Short-term investments                                                               186,770             127,984
  Other investments                                                                      4,484               4,548

     TOTAL INVESTMENTS                                                               3,054,989           2,910,122
Cash                                                                                     2,532               4,365
Accrued investment income                                                               36,465              37,457
Receivables, net                                                                         6,850               4,532
Property and equipment, net                                                             36,013              19,013
Deferred acquisition costs                                                             246,286             243,606
Value of purchased insurance in force                                                   75,322              80,361
Reinsurance recoverables                                                               140,214             141,141
Deferred income taxes                                                                        -               7,591
Other assets                                                                            11,714              11,118
Separate account assets                                                                244,862             305,283

                                                                                $    3,855,247           3,764,589
LIABILITIES AND STOCKHOLDERS' EQUITY
Future policy benefits:
  Life insurance                                                                $      777,091             772,224
  Accident and health                                                                   42,036              43,725
Accumulated contract values                                                          1,758,330           1,640,081
Policy and contract claims                                                              28,906              34,969
Other policyholders' funds:
  Dividend and coupon accumulations                                                     61,692              61,579
  Other                                                                                 60,050              68,309
Notes payable                                                                           97,241              96,779
Current income taxes payable                                                             1,902              11,652
Deferred income taxes                                                                   13 637                   -
Other liabilities                                                                      172,003             164,304
Separate account liabilities                                                           244,862             305,283
     TOTAL LIABILITIES                                                               3,257,750           3,198,905
Stockholders' equity:
  Common stock, par value $1.25 per share
    Authorized 36,000,000 shares, issued 18,496,680 shares                              23,121              23,121
  Paid in capital                                                                       22,605              21,744
  Retained earnings                                                                    686,847             668,255
  Accumulated other comprehensive loss, net of tax                                     (24,437)            (38,806)
  Less treasury stock, at cost (6,500,497 shares; 6,470,052 shares - 2001)            (110,639)           (108,630)
     TOTAL STOCKHOLDERS' EQUITY                                                        597,497             565,684
                                                                                $    3,855,247           3,764,589

See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                                                                          2002            2001              2000
---------------------------------------------------------------           ----            ----              ----

COMMON STOCK, beginning and end of year                           $       23,121          23,121            23,121

PAID IN CAPITAL:
  Beginning of year                                                       21,744          20,109            18,498
  Excess of proceeds over cost of treasury stock sold                        861           1,635             1,611

  End of year                                                             22,605          21,744            20,109

RETAINED EARNINGS:
  Beginning of year                                                      668,255         651,324           614,278
  Net income                                                              31,549          29,922            49,083
  Other comprehensive income:
    Unrealized gains on securities, net of tax                            25,519          19,679              9,581
    Increase in unfunded pension liability, net of tax                   (11,150)         (3,205)            (5,766)
  Comprehensive income                                                    45,918          46,396             52,898
  Transfer other comprehensive income to
    accumulated other comprehensive loss                                 (14,369)        (16,474)            (3,815)
  Stockholder dividends of $1.08 per share
    ($1.08 - 2001; $1.00 - 2000)                                         (12,957)        (12,991)           (12,037)

  End of year                                                            686,847         668,255            651,324

ACCUMULATED OTHER COMPREHENSIVE LOSS:
  Beginning of year                                                      (38,806)        (55,280)           (59,095)
  Other comprehensive income                                              14,369          16,474              3,815

  End of year                                                            (24,437)        (38,806)           (55,280)

TREASURY STOCK, at cost:
  Beginning of year                                                     (108,630)       (107,020)          (102,997)
  Cost of 67,470 shares acquired
    (71,054 shares - 2001; 174,550 shares - 2000)                         (2,535)         (2,692)            (5,600)
  Cost of 37,025 shares sold
    (76,205 shares - 2001; 111,085 shares - 2000)                            526           1,082              1,577

  End of year                                                           (110,639)       (108,630)          (107,020)

TOTAL STOCKHOLDERS' EQUITY                                        $      597,497         565,684            532,254

See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                          2002             2001             2000
--------- ------------------------------------------------------          ----             ----             ----

OPERATING ACTIVITIES
Net income                                                        $       31,549          29,922            49,083
Adjustments to reconcile net income to
  net cash from operating activities:
    Amortization of investment premium (discount), net                      (641)            601             4,867
    Depreciation                                                           5,916           5,181             6,093
    Policy acquisition costs capitalized                                 (27,868)        (27,916)          (35,775)
    Amortization of deferred acquisition costs                            23,813          27,765            26,828
    Amortization of purchased insurance in force                           5,039           7,472             7,803
    Realized investment losses                                            18,240          15,748             3,871
    Changes in assets and liabilities:
     Legal settlement liability                                          (16,965)         16,295             1 230
     Future policy benefits                                                3,178          (1,337)           (8,270)
     Accumulated contract values                                          11,921           1,986)           (8,246)
     Income taxes payable and deferred                                    (2,271)         (4,036)             (804)
     Drafts outstanding                                                        -         (13 476)           13,476
    Other, net                                                            (6,738)         (8,753)            6,264
    NET CASH PROVIDED                                                     45,173          49,452            66,420

INVESTING ACTIVITIES
Purchases of security investments available for sale:
  Fixed maturities                                                      (788,919)       (884,654)         (415,189)
  Equity securities                                                       (5,598)         (5,116)          (22,134)
Purchases of fixed maturities held to maturity                                 -               -            (3,304)
Sales of security investments available for sale                         369,361         678,423           393,934
Maturities and principal paydowns
  of security investments available for sale:
    Fixed maturities                                                     364,984         187,673           115,557
    Equity securities                                                      6,925          16,088            19,251
Maturities of fixed maturities held to maturity                                -               -            24,539
Purchases of other investments                                          (149,627)       (185,392)         (136,114)
Sales, maturities and paydowns of other investments                       79,805          51,215            53,990
Net additions to property and equipment                                  (21,029)         (1,878)           (2,833)
Disposition of group insurance blocks, net cash paid                           -          (4,000)                -
    NET CASH PROVIDED (USED)                                            (144,098)       (147,641)           27,697

FINANCING ACTIVITIES
Proceeds from borrowings                                                  59,562         102,589            58,445
Repayment of borrowings                                                  (59,100)        (47,330)          (86,425)
Policyholder contract deposits                                           213,898         148,930           137,901
Withdrawals of policyholder contract deposits                           (107,572)       (130,722)         (198,474)
Change in other deposits                                                   4,409          28,662               (79)
Cash dividends to stockholders                                           (12,957)        (12,991)          (12,037)
Disposition (acquisition) of treasury stock, net                          (1,148)             25            (2,412)
    NET CASH PROVIDED (USED)                                              97,092          89,163          (103,081)

Decrease in cash                                                          (1,833)         (9,026)           (8,964)
Cash at beginning of year                                                  4,365          13,391            22,355

    CASH AT END OF YEAR                                           $        2,532           4,365            13,391

See accompanying Notes to Consolidated Financial Statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables are generally stated in thousands, except per share data)

SIGNIFICANT ACCOUNTING POLICIES

Organization

Kansas City Life Insurance Company is a Missouri domiciled stock life insurance company which, with its affiliates, is licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual insurance, annuity and group products distributed primarily through numerous general agencies. The Company’s new business activities have been concentrated in interest sensitive and variable products in recent years.

Basis of Presentation

The accompanying consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States (GAAP) and include the accounts of Kansas City Life Insurance Company and its subsidiaries, principally Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American). Significant intercompany transactions have been eliminated in consolidation. Certain reclassifications have been made to prior year results to conform with the current year’s presentation. GAAP requires management to make certain estimates and assumptions which affect amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Recognition of Revenues

Traditional life insurance products include whole life insurance, term life insurance and certain annuities. Premiums for these products are recognized as revenues when due. Accident and health insurance premiums are recognized as revenues over the terms of the policies. Revenues for universal life and flexible annuity products are amounts assessed against contract values for cost of insurance, policy administration and surrenders, as well as amortization of deferred front-end contract charges.

Future Policy Benefits and
      Accumulated Contract Values

Traditional life insurance reserves have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality and withdrawals. These estimates include provisions for experience less favorable than actually expected. Investment yield assumptions for new issues are graded down and range from 7.25 percent to 5.25 percent. Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables. The 1975-1980 Select and Ultimate Basic Table is used for new business.

Accident and health reserves represent estimates of payments to be made on reported insurance claims as well as claims incurred but not yet reported. These estimates are based upon past claims experience, claim trends and industry experience.

Liabilities for universal life and flexible annuity products represent accumulated contract values, without reduction for potential surrender charges, and deferred front-end contract charges which are amortized over the term of the policies. Benefits and claims are charged to expense in the period incurred net of related accumulated contract values. Interest on accumulated contract values is credited to contracts as earned. Crediting rates for universal life insurance and flexible annuity products ranged from 3.00 percent to 7.25 percent (3.00 percent to 7.25 percent - 2001; 4.00 percent to 6.75 percent - 2000).

Policy Acquisition Costs

The costs of acquiring new business, principally commissions, certain policy issue and underwriting expenses and certain variable agency expenses, are deferred. For traditional life products, deferred acquisition costs are amortized in proportion to premium revenues over the premium-paying period of related policies, using assumptions consistent with those used in computing benefit reserves. Acquisition costs for interest sensitive and variable products are amortized over a period not exceeding 30 years in proportion to estimated gross profits arising from interest spreads and charges for mortality, expenses and surrenders that are expected to be realized over the term of the contracts. The amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a block of business are revised. This asset is also adjusted for the impact on estimated gross profits of net unrealized gains and losses on securities.

Value of Purchased Insurance in Force

The value of purchased insurance in force arising from the acquisition of a life insurance subsidiary and a block of life insurance business is being amortized in proportion to projected future premium revenues or estimated gross profits. Such amortization is included in insurance operating expenses. If these projections should change, the amortization is adjusted prospectively. The Company regularly assesses the recoverability of its intangible assets through an analysis of expected future cash flows. This asset was increased $7,096,000 ($7,796,000 - 2001; $8,523,000 - 2000) for accrual of interest and reduced $14,252,000 ($15,268,000 - 2001; $16,326,000 - 2000) for amortization. The increase for accrual of interest for the life insurance subsidiary was calculated using a 13.0 percent interest rate for the life block and a 7.0 percent rate for the accident and health block and, on the acquired block, a 7.0 percent interest rate on the traditional life portion and a 5.4 percent rate on the interest sensitive portion. Total accumulated accrual of interest and amortization equal $77,834,000 and $128,545,000, respectively. The value of purchased insurance in force is adjusted for the impact on estimated gross profits of net unrealized gains and losses on securities. Based upon current conditions and assumptions as to future events, the Company expects that the amortization will be between 7 and 10 percent of the asset’s current carrying amount in each of the next five years.

Separate Accounts

These accounts arise from the sale of variable life insurance and annuity products. Their assets are legally segregated and are not subject to the claims which may arise from any other business of the Company. These assets are reported at fair value since the underlying investment risks are assumed by the policyholders. Therefore the related liabilities are recorded at amounts equal to the underlying assets. Investment income and gains or losses arising from separate accounts accrue directly to the policyholders and are, therefore, not included in investment earnings in the accompanying consolidated income statement. Revenues to the Company from separate accounts consist principally of contract maintenance charges, administrative fees and mortality and risk charges.

Participating Policies

Participating business at year end approximates 8 percent of statutory premiums and 10 percent of the life insurance in force. The amount of dividends to be paid is determined annually by the Board of Directors. Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued. Additional provisions have been made for policyholder dividends in excess of the original scale which have been declared by the Board of Directors.

Reinsurance

In the normal course of business, the Company cedes risks to other insurers in order to protect the Company against adverse fluctuations in mortality experience. The Company also assumes other companies’ business. Reinsurance is affected on individual risks and through various pooling arrangements. Business is reinsured primarily through yearly renewable term and coinsurance agreements. Under yearly renewable term the Company purchases one-year term insurance from the reinsurer. The reinsurer reimburses claims paid related to this coverage. Under coinsurance the reinsurer receives a proportionate share of the premiums less applicable commissions and is liable for a corresponding share of policy benefits. The Company remains contingently liable if the reinsurer should be unable to meet obligations assumed under the reinsurance contract.

Investments

Short-term investments are stated at cost adjusted for amortization of premium and accrual of discount. Securities available for sale are stated at fair value. Unrealized gains and losses on securities available for sale are reduced by deferred income taxes and related adjustments to deferred acquisition costs and the value of purchased insurance in force, and are included in accumulated other comprehensive income. The Company reviews and analyzes its securities on an ongoing basis. Based upon these analyses, specific securities’ values are written down to expected realizable values through earnings as a realized investment loss if the security’s impairment in value is considered to be other than temporary which occurs mainly when it is more likely than not that all of the contractual cash flows will not be received. Mortgage loans are stated at cost adjusted for amortization of premium and accrual of discount less an allowance for probable losses. A loan is considered impaired if it is probable that contractual amounts due will not be collected. An allowance for probable impairment losses is based upon the loan’s market price, or the fair value of the underlying collateral on a net realizable basis. Loans in foreclosure and loans considered to be impaired are placed on a non-accrual status. Real estate is carried at depreciated cost. Real estate joint ventures are valued at cost adjusted for the Company’s equity in earnings since acquisition. Policy loans are carried at cost less payments received. Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method. Realized gains and losses on disposals and write-downs of investments, determined by the specific identification method, are included in investment revenues.

Federal Income Taxes

Income taxes have been provided using the liability method. Under that method, deferred tax assets and liabilities are determined based on the differences between their financial reporting and their tax bases and are measured using the enacted tax rates.

Income Per Share

Due to the Company’s capital structure and lack of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years or periods reported. The weighted average number of shares outstanding during the year was11,997,733 shares (12,027,241 shares - 2001; 12,033,725 shares - 2000). The number of shares outstanding at year end was 11,996,183 (12,026,628 - 2001).

COMPREHENSIVE INCOME (LOSS)

Comprehensive income (loss) is comprised of net income and other comprehensive income (loss) which includes unrealized gains or losses on securities available for sale and unfunded pension liabilities, as shown below.

                                                  Unrealized     Unfunded
                                                Gain (Loss)        Pension
                                                on Securities      Liability     Total
                                                -------------      ---------     -----

2002:
Unrealized holding gains
  arising during the year                     $     14,542                -      14,542
Less:  Realized losses included
            in net income                          (26,471)               -     (26,471)
Net unrealized gains                                41,013                -      41,013
Increase in unfunded
  pension liability                                      -          (17,154)    (17,154)
Effect on deferred
  acquisition costs                                 (1,745)               -      (1,745)
Deferred income taxes                              (13,749)           6,004      (7,745)
Other comprehensive
  income (loss)                               $     25,519          (11,150)     14,369

2001:
Unrealized holding gains
  arising during the year                     $     13,972                -      13,972
Less:  Realized losses included
            in net income                          (18,404)               -     (18,404)
Net unrealized gains                                32,376                -      32,376
Increase in unfunded
  pension liability                                      -           (4,931)     (4,931)
Effect on deferred
  acquisition costs                                 (2,113)               -      (2,113)
Deferred income taxes                              (10,584)           1,726      (8,858)
Other comprehensive
  income (loss)                               $     19,679           (3,205)     16,474

2000:
Unrealized holding gains
  arising during the year                     $      9,422                -       9,422
Less:  Realized losses included
            in net income                           (6,467)               -      (6,467)
Net unrealized gains                                15,889                -      15,889
Increase in unfunded
  pension liability                                      -           (8,871)     (8,871)
Effect on deferred
  acquisition costs                                 (1,145)               -      (1,145)
Deferred income taxes                               (5,163)           3,105      (2,058)
Other comprehensive
  income (loss)                               $      9,581           (5,766)      3,815

The accumulated balances related to each component of accumulated other comprehensive loss follow.

                             Unrealized    Unfunded
                             Gain (Loss)   Pension
                            on Securities  Liability   Total
--------------------------------------------------------------

2001:
Beginning of year           $ (43,798)     (11,482)   (55,280)
Other comprehensive
   income (loss)               19,679       (3,205)    16,474

End of year                   (24,119)     (14,687)   (38,806)

2002:
Other comprehensive
   income (loss)               25,519      (11,150)    14,369

End of year                 $   1,400      (25,837)   (24,437)

STATUTORY INFORMATION and
     STOCKHOLDER DIVIDENDS RESTRICTION

The Company’s earnings, unassigned surplus (retained earnings) and stockholders’ equity, on the statutory basis used to report to regulatory authorities, follow.

                                2002      2001     2000
----------------------------------------------------------

Net gain from operations    $  20,280    42,097    45,730
Net income                     14,779    23,476    42,265
Unassigned surplus
    at December 31            306,845   329,972   311,804
Stockholders' equity
    at December 31            241,933   266,208   248,014

Stockholder dividends may not exceed statutory unassigned surplus. Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay a dividend exceeding the greater of statutory net gain from operations for the preceding year or 10 percent of statutory stockholders’ equity at the end of the preceding year. The maximum payable in 2003 without prior approval is $24,193,000. The Company believes these statutory limitations impose no practical restrictions on its dividend payment plans.

The Company is required to deposit a defined amount of assets with state regulatory authorities. Such assets had an aggregate carrying value of $19,000,000 ($18,000,000 - 2001; $18,000,000 - 2000).

REINSURANCE

                                 2002      2001      2000
---------------------------------------------------------
Life insurance in force (in millions):
    Direct                    $  24,133   24,019    24,120
    Ceded                       (10,224)  (7,144)   (6,514)
    Assumed                       2,458    2,626     2,818

        Net                   $  16,367   19,501    20,424

Premiums:
Life insurance:
    Direct                    $ 123,925  123,894   121,606
    Ceded                       (37,773) (30,869)  (28,516)
    Assumed                       5,018    4,934     6,105

        Net                   $  91,170   97,959    99,195

 Accident and health:
    Direct                    $  56,003   51,237    54,769
    Ceded                        (5,450)  (5,426)  (10,128)
    Assumed                           1        -         -
        Net                   $  50,554   45,811    44,641

Contract charges arise generally from directly issued interest sensitive and variable products. However contract charges also arise from a block of business assumed during 1997 as described below.

Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986. These policies had a face value of $85.5 million as of this year end. The reserve for future policy benefits ceded under this agreement was $39,181,000 ($41,785,000 - 2001).

Kansas City Life acquired a block of traditional life and universal life-type products in 1997. As of this year end, the block had $2.4 billion of life insurance in force ($2.6 billion - 2001). The block generated life insurance premiums of $4,058,000 ($4,628,000 - 2001). The Company ceded $5.6 million of group life waiver of premium reserves in 2001.

Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80 percent of its retained mortality risk on traditional and universal life policies. The insurance in force ceded approximates $2.7 billion ($3.1 billion - 2001) and premiums totaled $7,786,000.

The maximum retention on any one life is $350,000 for ordinary life plans and $100,000 for group coverage. A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts. Reinsurers’ solvency is reviewed annually.

NOTES PAYABLE

                                                2002      2001
-------------------------------------------------------------------
Federal Home Loan Bank loans with
  various maturities and a weighted
  average variable interest rate,
  currently 2.00 percent, secured
  by mortgage-backed securities
  totaling $108,265,000                     $  95,000    95,000

Overnight federal funds, with a
  daily maturity, an interest rate
  of 1.28 percent, secured by
  specified securities totaling $6,452,000      1,033     1,049

Real estate loan due December 2010,
  with an interest rate of 7.50 percent,
  secured by the property                         703       730

Construction loan related to an
  investment property due July 2003,
  with an interest rate of 8.00 percent,
  forgiven in total if certain construction
  terms are met by July 2003                      505         -
                                            $  97,241    96,779

As a member of the Federal Home Loan Bank (FHLB) with a capital investment of $8,983,000, the Company has the ability to borrow up to twenty times its capital investment, or $179,656,000, from the FHLB when collateralized. The Company earned a 3.00 percent average rate on the capital investment in the FHLB for 2002.

The Company has an unsecured revolving credit loan agreement with Commerce Bank providing a $20,000,000 line of credit with a variable interest rate, currently 1.95 percent. The Company also has an unsecured revolving credit loan agreement with UMB Bank providing a $40,000,000 line of credit with a variable interest rate, currently 1.95 percent.

With the exception of the real estate and construction loans, all borrowings are used to enhance investment strategies. Interest paid on all borrowings equaled $2,325,000 ($3,975,000 - 2001; $2,146,000 - 2000).

FAIR VALUE of
     FINANCIAL INSTRUMENTS

The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for securities are based on quoted market prices, where available. For those securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Fair values for mortgage loans are based upon discounted cash flow analyses using an interest rate assumption 2 percent above the comparable U.S. Treasury rate.

Fair values for liabilities under investment-type insurance contracts, included with accumulated contract values for flexible annuities and with other policyholder funds for supplementary contracts without life contingencies, are estimated to be their cash surrender values.

Fair values for the Company’s insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with insurance liabilities.

In regards to bank deposits, the fair value of checking, savings and money market accounts is the amount payable on demand. The fair value of fixed maturity certificate accounts is based on the discounted value of contractual cash flows. The discount rate is estimated using the rates currently offered for deposits of similar remaining maturities.

The carrying amounts and fair values of the financial instruments follow.

                                    2002                      2001

                            Carrying     Fair           Carrying    Fair
                             Amount      Value           Amount     Value
-----------------------------------------------------------------------------
Investments:
  Securities available
    for sale               $2,199,026  2,199,026       2,129,952  2,129,952
  Mortgage loans              463,150    499,935         439,546    448,338
Liabilities:
  Individual and
    group annuities        $  733,039    715,696         677,597    662,116
  Bank deposits                56,052     56,367          45,025     45,055
  Supplementary
    contracts without
    life contingencies         18,913     18,913          18,917     18,917

The following Investments Note provides further details regarding the investments above.

INVESTMENTS

Investment Revenues

Major categories of investment revenues are summarized as follows.

                              2002        2001       2000
---------------------------------------------------------
Investment income:
    Fixed maturities      $  141,242    147,610     156,117
    Equity securities          2,479      7,533       9,678
   Mortgage loans             35,559    33,343       29,478
    Real estate               12,002     10,735      10,563
    Policy loans               7,502      7,818       7,852
    Short-term                 5,187      4,649       3,025
    Other                      4,746      5,883       3,914
                             208,717    217,571     220,627
Less investment expenses     (15,409)   (15,197)    (13,492)

                          $  193,308    202,374     207,135

Realized gains (losses):
    Fixed maturities      $  (25,640)   (15,956)   (12,614)
    Equity securities           (831)  (2,448)          517
    Mortgage loans              (570)         -       2,970
    Real estate                8,431      2,048       4,316
    Other                        370        608         940

                          $  (18,240)   (15,748)     (3,871)

Unrealized Gains and Losses
Unrealized gains (losses) on the Company's securities
follow.
                              2002        2001       2000
---------------------------------------------------------

Available for sale:
  End of year             $   2,631     (38,382)    (70,758)
  Effect on deferred
    acquisition costs          (477)      1,268       3,381
  Deferred income taxes        (754)     12,995      23,579

                          $   1,400     (24,119)    (43,798)

  Increase (decrease) in
    net unrealized gains
    during the year:
      Fixed maturities    $  24,736     17,129       9,697
      Equity securities         783      2,550        (116)

                          $  25,519     19,679       9,581

Held to maturity:
  End of year             $       -          -        (109)

  Increase (decrease) in
    net unrealized gains
    during the year       $       -        109        (73)

Securities
The amortized cost and fair value of investments in securities at this year end follow.

                                      Gross
                      Amortized     Unrealized       Fair
                         Cost     Gains   Losses     Value
----------------------------------------------------------
Available for sale:
Bonds:
  U.S. government  $    53,838    4,816       60     58,594
  Public utility       250,330    8,974   17,969    241,335
  Corporate          1,099,806   57,550   69,582  1,087,774
  Mortgage-backed      704,359   26,782    7,844    723,297
  Other                 29,224    1,197       89     30,332
Redeemable
  preferred stocks         110        -        3        107

Fixed maturities     2,137,667   99,319   95,547  2,141,439
Equity securities       58,728      795    1,936     57,587

                   $ 2,196,395  100,114   97,483  2,199,026

The amortized cost and fair value of investments in securities at last year end follow.

                                       Gross
                      Amortized     Unrealized       Fair
                         Cost     Gains   Losses     Value
----------------------------------------------------------
Available for sale:
Bonds:
  U.S. government  $    47,991    2,935      161     50,765
  Public utility       290,670    4,765   10,051    285,384
  Corporate          1,198,505   18,564   55,078  1,161,991
  Mortgage-backed      532,978   11,308    8,677    535,609
  Other                 22,847      440       86     23,201
Redeemable
  preferred stocks       5,184       63        4      5,243

Fixed maturities     2,098,175   38,075   74,057  2,062,193
Equity securities       70,159      778    3,178     67,759

                   $ 2,168,334   38,853   77,235  2,129,952

The Company held two non-income producing fixed maturity securities at this year end with a statement value of $9,407,000. One of the securities, with a statement value of $5,407,000, was brought current in January 2003.

The distribution of the fixed maturity securities' contractual maturities at this year end follows. However, expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

                                       Amortized     Fair
                                         Cost        Value
                                         ----        -----
Available for sale:
Due in one year or less             $   108,518     108,301
Due after one year through five years   248,643     254,800
Due after five years through ten years  375,860     381,613
Due after ten years                     700,287     673,428
Mortgage-backed bonds                   704,359     723,297

                                    $ 2,137,667   2,141,439

Sales of investments in securities available for sale, excluding normal maturities and calls, follow.

                                  2002      2001      2000
                                  ----      ----      ----

Proceeds                      $ 369,361   678,423   393,934
Gross realized gains              9,809    17,971     7,292
Gross realized losses            19,216    16,132    13,541

The Company does not hold securities of any corporation and its affiliates which exceeded 10 percent of stockholders' equity.

No material derivative financial instruments are employed.

The Company is exposed to risk that issuers of securities owned by the Company will default, or that interest rates will change and cause a decrease in the value of its investments. With mortgage-backed securities, the Company is also exposed to prepayment risk. As interest rates decline, the rate at which these securities pay down principal will generally increase. Management mitigates these risks by conservatively investing in high-grade securities and by matching maturities of its investment securities with the anticipated payouts of its liabilities.

Mortgage Loans

All mortgage loans are income producing, as they were last year. Mortgage loans are carried net of a valuation reserve of $4,600,000 ($4,030,000 - 2001).

The mortgage portfolio is diversified geographically and by property type as follows.

                                       2002                   2001
                                       ----                   ----
                              Carrying      Fair      Carrying      Fair
                               Amount      Value       Amount      Value
                               ------      -----       ------      -----
Geographic region:
  East north central        $  34,700      37,325      34,011     33,169
  Mountain                     79,657      85,874      75,771     77,646
  Pacific                     148,696     161,520     153,791    156,678
  West south central           83,195      90,455      66,811     69,535
  West north central           80,023      85,136      82,118     84,031
  Other                        41,479      44,225      31,074     31,309
  Valuation reserve            (4,600)     (4,600)     (4,030)    (4,030)
                            $ 463,150     499,935     439,546    448,338

Property type:
  Industrial                $ 283,217     306,170     281,786    285,614
  Retail                       12,167      13,321      15,566     16,422
  Office                      135,379     146,631     121,056    124,458
  Other                        36,987      38,413      25,168     25,874
  Valuation reserve            (4,600)     (4,600)     (4,030)    (4,030)
                            $ 463,150     499,935     439,546    448,338

The Company has commitments which expire in 2003 to originate mortgage loans of $13,615,000.

No mortgage loans were foreclosed upon and transferred to real estate investments during the past two years.

Three mortgage loans were acquired in the sale of real estate during the year for $6,085,000 ($875,000 - 2001).

Real Estate

Detail concerning the Company's real estate investments follows.

                                          2002       2001
                                          ----       ----
Penntower office building, at cost:
    Land                              $   1,106      1,106
    Building                             19,173     18,741
    Less accumulated depreciation       (12,523)   (12,027)
Foreclosed real estate, at lower of
    cost or net realizable value              -      1,900
Other investment properties, at cost:
    Land                                 15,302     15,449
    Buildings                            59,793     51,965
    Less accumulated depreciation       (16,100)   (15,357)

                                      $  66,751     61,777

Investment real estate, other than foreclosed properties, is depreciated on a straight-line basis. Penntower office building is depreciated over 60 years and all other properties from 10 to 35 years. Foreclosed real estate is carried net of a valuation allowance, if necessary, to reflect net realizable value. No such allowance was needed at either year end.

The Company held non-income producing real estate equaling $14,598,000 ($9,735,000 - 2001) consisting of properties under development.

PENSIONS and OTHER
     POSTRETIREMENT BENEFITS

The Company has pension and other postretirement benefit plans covering substantially all its employees. The defined benefits pension plan covers employees who were age 55 or over with at least 15 years of vested service at December 31, 1997. This plan’s benefits are based on years of service and the employee’s compensation during the last five years of employment. Employees have a cash balance account consisting of credits to the account based upon an employee’s years of service and compensation and interest credits. The postretirement medical plans for the employees, full-time agents, and their dependents are contributory with contributions adjusted annually. The Company pays these medical costs as due and the plan incorporates cost-sharing features. The postretirement life insurance plan is noncontributory with level annual payments over the participants’ expected service periods. The plan covers only those employees with at least one year of service as of December 31, 1997. The benefits in this plan are frozen using the employees’ years of service and compensation as of December 31, 1997. The tables at the right outline the plans’ funded status and their impact on the financial statements.

Noncontributory defined contribution retirement plans for general agents and eligible sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions. Contributions to these plans were $132,000 ($162,000 - 2001; $143,000 -2000). Noncontributory deferred compensation plans for eligible agents based upon earned first year commissions is also offered. Contributions to these plans were $711,000 ($639,000 - 2001; $583,000 - 2000).

Savings plans for eligible employees and agents match employee contributions up to 6 percent of salary and agent contributions up to 2.5 percent of prior year paid commissions. Contributions to the plan were $1,452,000 ($1,459,000 - 2001; $1,425,000 - 2000). The Company may contribute an additional profit sharing amount up to 4 percent of salary depending upon corporate profits. The Company made no profit sharing contribution this year (none - 2001; $1,098,000 - 2000).

A noncontributory trusteed employee stock ownership plan covers substantially all salaried employees. No contributions have been made to this plan since 1992.

                                                  Pension Benefits                Other Benefits
                                               2002           2001             2002          2001
--------------------------------------------------- ---------------------------------------------

Accumulated benefit obligation             $ 110,263         103,655              -             -

Change in plan assets:
Fair value of plan assets at
  beginning of year                       $   87,696          87,441          1,457         1,436
Return on plan assets                         (2,351)          3,814             75            77
Company contributions                          8,520           2,605              -             -
Benefits paid                                (11,471)         (6,164)          (142)          (56)

  Fair value of plan assets at
    end of year                           $   82,394          87,696          1,390         1,457

Change in projected benefit obligation:
Benefit obligation at beginning of year    $ 107,672         102,089         19,559        16,326
Service cost                                   2,223           1,940            676           708
Interest cost                                  7,564           7,442          1,423         1,345
Net loss from past experience                  8,629           2,365          4,246         1,762
Benefits paid                                (11,471)         (6,164)          (829)         (582)
      Benefit obligation at end of year    $ 114,617         107,672         25,075        19,559

Plan underfunding                          $ (32,223)        (19,976)       (23,685)      (18,102)
Unrecognized net loss                         49,309          32,570          4,672           408
Unrecognized prior service cost               (5,205)         (5,852)             -             -
Unrecognized net transition asset                   -           (105)             -             -

  Prepaid (accrued) benefit cost           $  11,881           6,637        (19,013)      (17,694)

Amounts recognized in the
  consolidated balance sheet:
Accrued benefit liability                  $ (27,868)        (15,959)       (19,013)      (17,694)
Accumulated other comprehensive income        39,749          22,596              -             -

  Net amount recognized                    $  11,881           6,637        (19,013)      (17,694)

Weighted average assumptions:
Discount rate                                   6.25            7.25           6.25          7.25
Expected return on plan assets                  8.50            8.50           5.50          5.50
Rate of compensation increase                   4.50            4.50              -             -

The assumed growth rate of health care costs has a significant effect on the amounts reported as the table below demonstrates.

                                               One Percentage Point
                                            Change in the Growth Rate
                                            Increase         Decrease
                                            --------         --------

Service and interest cost components       $      445           (341)
Postretirement benefit obligation               4,944         (3,822)

The components of the net periodic benefits cost follow.

                                              Pension Benefits                   Other Benefits
                                        2002      2001       2000         2002      2001       2000
---------------------------------------------------------------------------------------------- ----

Service cost                         $ 2,223     1,940      1,912           676       708       530
Interest cost                          7,564     7,442      7,365         1,423     1,345     1,144
Expected return on plan assets        (7,467)   (7,252)    (7,211)          (80)      (79)      (78)
Amortization of:
  Unrecognized net (gain) loss         1,708     1,523      1,687           (12)      (24)      (20)
  Unrecognized prior service cost       (647)     (647)      (647)            -         -         -
  Unrecognized net transition asset     (105)     (206)      (206)            -         -         -
Net periodic benefits cost           $ 3,276     2,800      2,900         2,007     1,950     1,576

For measurement purposes, a 9.0 percent annual increase in the per capita cost of covered health care benefits was assumed to decrease gradually to 5 percent in 2010 and thereafter.

SEGMENT INFORMATION

                                               Kansas City Life          Sunset         Old
                                            Individual     Group           Life       American      Total
---------------------------------------------------------------------------------------------------------
2002:
Revenues from customers                   $   112,153      61,264        18,809        72,937      265,163
Investment income, net                        144,611         390        32,147        16,160      193,308
Segment income (loss)                          15,629      (1,610)        10,492        7,038       31,549
Other significant noncash items:
  Increase in policy reserves                  61,184          219       19,251         4,777       85,431
  Amortization of deferred
    acquisition costs                          11,100           -         4,118         8,595       23,813
  Amortization of the value of
    purchased insurance in force                3,832           -             -         3,324        7,156
Interest expense                                1,787           -             -           565        2,352
Income tax expense (benefit)                    2,321        (690)         1,073        3,568        6,272

Segment assets                              2,842,835       6,546       573,057       432,809    3,855,247
Expenditures for other long-lived assets       15,881         211             -            49       16,141

2001:
Revenues from customers                   $   109,700      57,389        25,101        72,873      265,063
Investment income, net                        151,800         510        33,343        16,721      202,374
Segment income (loss)                          22,991        (692)       (1,501)        9,124       29,922
Other significant noncash items:
  Increase in policy reserves                  50,675          469       17,692         5,855       74,691
  Amortization of deferred
    acquisition costs                          17,034           -           247        10,484       27,765
  Amortization of the value of
    purchased insurance in force                4,104           -             -         3,368        7,472
Interest expense                                3,254           -             -           782        4,036
Income tax expense (benefit)                    3,322        (296)       (3,672)        2,264        1,618

Segment assets                              2,775,280       6,993       547,145       435,171    3,764,589
Expenditures for other long-lived assets        2,004          65             -            30        2,099

2000:
Revenues from customers                   $   110,339      56,267         28,272       74,765      269,643
Investment income, net                        155,420         767         34,456       16,492      207,135
Segment income                                 32,403         831          8,868        6,981       49,083
Other significant noncash items:
  Increase (decrease) in policy reserves       49,560        (389)        17,721        6,924       73,816
  Amortization of deferred
    acquisition costs                          11,437           -          5,138       10,253       26,828
  Amortization of the value of
    purchased insurance in force                4,305           -              -        3,498        7,803
Interest expense                                2,177           -              1            5        2,183
Income tax expense                             12,172         356          3,751        3,142       19,421

Segment assets                              2,696,884      10,948        531,393      407,036    3,646,261
Expenditures for other long-lived assets        2,640          40              -           15        2,695

      Enterprise-Wide Disclosures
                                                        2002       2001       2000
----------------------------------------------------------------------------------
Revenues from external customers by line of business:
  Variable life insurance and annuities             $  17,460     17,811     16,181
  Interest sensitive products                          88,061     89,559     93,602
  Traditional individual insurance products            84,449     91,330     92,078
  Group life and disability products                   57,275     52,440     51,758
  Group ASO services                                    3,989      4,949      4,509
  Other                                                13,929      8,974     11,515
      Total                                         $ 265,163    265,063    269,643

        Company operations have been classified and summarized into the four reportable segments at left. The segments, while generally classified along Company lines, are based upon distribution method, product portfolio and target market. The Parent Company was divided into two segments. The Kansas City Life - Individual segment consists of sales of variable life and annuities, interest sensitive products and traditional life insurance products by a career general agency sales force. The Kansas City Life - Group segment consists of sales of group life, disability and dental products and administrative services only (ASO) by the Company’s career general agency sales force and appointed group agents. The Sunset Life segment consists of sales of interest sensitive and traditional products by personal producing general agents. The Old American segment markets whole life final expense products to seniors through a general agency sales force.

        Separate investment portfolios are maintained for each of the companies. However, investments are allocated to the group segment based upon its cash flows. Its investment income is modeled using the year of investment method. Home office functions are fully integrated for the three companies in order to maximize economies of scale. Therefore, operating expenses are allocated to the segments based upon internal cost studies which are consistent with industry cost methodologies.

        The totals at left agree to the selected financial data which reconciles to the consolidated financial statements. Intersegment revenues are not material. The Company operates solely in the United States and no individual customer accounts for 10 percent or more of the Company’s revenue.

PROPERTY and EQUIPMENT

                                       2002       2001
------------------------------------------------------------

Land                               $     766        766
Home office complex                   20,585     20,252
Furniture and equipment               49,691     35,110

                                      71,042     56,128
Less accumulated depreciation        (35,029)   (37,115)

                                   $  36,013     19,013

Property and equipment are stated at cost and depreciated using the straight-line method. The home office is depreciated over 25 to 50 years and furniture and equipment over 3 to 10 years, their estimated useful lives. The increase in furniture and equipment is primarily due to an exchange in aircraft owned.

FEDERAL INCOME TAXES

A reconciliation of the Federal income tax rate and the actual tax rate experienced is shown below.

                                    2002       2001      2000
                                    ----       ----      ----

Federal income tax rate              35%     35        35
Special tax credits                 (12)       (15)       (6)
Prior years' taxes                   (7)       (14)        -
Other permanent differences           1         (1)       (1)

Actual income tax rate               17%      5        28

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are presented below.

                                         2002        2001
----------------------------------------------------------
Deferred tax assets:
  Future policy benefits             $   53,372   45,753
  Basis differences between tax and
    GAAP accounting for investments          -    13,034
  Employee retirement benefits           21,141   16,826
  Other                                   4,859   10,695
Gross deferred tax assets                79,372   86,308
Deferred tax liabilities:
  Basis differences between tax and
    GAAP accounting for investments       4,188        -
  Capitalization of policy acquisition
    costs, net of amortization           48,423   46,953
  Property and equipment, net             6,149    3,675
  Value of insurance in force            26,363   27,911
  Other                                   7,886      178
Gross deferred tax liabilities           93,009   78,717
  Net deferred tax asset (liability)$  (13,637)    7,591

A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable. In management’s opinion, it is more likely than not that the Company will realize the benefit of the net deferred tax asset and, therefore, no valuation allowance has been established.

Federal income taxes paid this year equaled $2,500,000 ($2,350,000 - 2001; $17,364,000 - 2000).

Policyholders’ surplus, which is frozen under the Deficit Reduction Act of 1984, is $40,500,000 for Kansas City Life, $2,800,000 for Sunset Life and $13,700,000 for Old American. The Companies do not plan to distribute their policyholders’ surplus. Consequently, the possibility of such surplus becoming subject to tax is remote, and no provision has been made in the financial statements for taxes thereon. Should the balance in policyholders’ surplus become taxable, the tax computed at current rates would approximate $20,000,000.

Income taxed on a current basis is accumulated in shareholders’ surplus and can be distributed to stockholders without tax to the Company. Shareholders’ surplus equals $429,311,000 for Kansas City Life, $87,504,000 for Sunset Life and $69,716,000 for Old American.

The income tax expense is recorded in various places in the Company’s financial statements as detailed below.

                                       2002      2001     2000
                                       ----      ----     ----

Net income                          $  6,272    1,618   19,421
Stockholders' equity:
  Related to:
    Unrealized gains, net             13,749   10,584    5,163
    Increase in unfunded
      pension liability               (6,004)  (1,726)  (3,105)
Total income tax expense
  included in financial statements $  14,017   10,476   21,479

UNPAID ACCIDENT and HEALTH
     CLAIMS LIABILITY

The liability for unpaid accident and health claims is included with “policy and contract claims” on the Consolidated Balance Sheet. Claim adjustment expenditures are expensed as incurred and were not material in any year presented. Activity in the liability follows.

                                        2002       2001     2000
                                        ----       ----     ----
Gross liability at
  beginning of year                 $   8,775     9,983    10,744
Less reinsurance recoverable            2,772     4,678     5,523

Net liability at beginning of year      6,003     5,305     5,221

Incurred benefits related to:
  Current year                         36,965    32,528    30,232
  Prior years                            (882)      307      (241)

Total incurred benefits                36,083    32,835    29,991

Paid benefits related to:
  Current year                         30,962    26,315    24,497
  Prior years                           5,536     5,822     5,410

Total paid benefits                    36,498    32,137    29,907

Net liability at end of year            5,588     6,003     5,305
Plus reinsurance recoverable            2,552     2,772     4,678

Gross liability at end of year    $     8,140     8,775     9,983

QUARTERLY CONSOLIDATED
    FINANCIAL DATA (unaudited)

                         First   Second     Third    Fourth
-----------------------------------------------------------
2002:
Total revenues      $   112,319  108,451   99,722  119,739

Net income                6,517    9,737      801   14,494
Per common share,
  basic and diluted         .54      .81      .07     1.21
2001:
Total revenues      $   116,833  118,255  112,330  104,271

Net income                9,518   11,466    8,782      156
Per common share,
  basic and diluted         .79      .95      .73      .02

CONTINGENT LIABILITIES

In recent years, the life insurance industry has been subject to an increase in litigation pursued on behalf of purported classes of insurance purchasers, questioning the conduct of insurers in the marketing of their products. The Company was the defendant in such a class action lawsuit regarding an affiliate’s universal life sales practices. This suit has been settled and the liability established in 2001 was sufficient.

The Company and its subsidiaries are defendants in, or subject to, certain claims or legal actions. Some of these claims and legal actions are in jurisdictions where juries are given substantial latitude in assessing damages, including punitive damages. Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any with respect to these other claims and legal actions, would have no material effect on the Company’s business, results of operations or financial position.

INDEPENDENT AUDITORS’ REPORT

The Board of Directors and Stockholders
Kansas City Life Insurance Company

        We have audited the accompanying consolidated balance sheet of Kansas City Life Insurance Company and subsidiaries (the Company) as of December 31, 2002 and 2001, and the related consolidated statements of income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2002. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
January 31, 2003
Kansas City, Missouri

STOCKHOLDER INFORMATION

CORPORATE HEADQUARTERS

     Kansas City Life Insurance Company
     3520 Broadway
     Post Office Box 219139
     Kansas City, Missouri 64121-9139
     Telephone:  (816) 753-7000
     Fax: (816) 753-4902
     Internet: http://www.kclife.com
     E-mail: kclife@kclife.com

NOTICE OF ANNUAL MEETING

     The annual meeting of stockholders will be held at
     9 a.m. Thursday, April 24, 2003, at Kansas City Life's corporate headquarters.

TRANSFER AGENT

     Cheryl Keefer, Assistant Secretary
     Kansas City Life Insurance Company
     Post Office Box 219139
     Kansas City, Missouri 64121-9139

10-K REQUEST

Stockholders may request a free copy of Kansas City Life’s Form 10-K, as filed with the Securities and Exchange Commission, by writing to Secretary, Kansas City Life Insurance Company.

SECURITY HOLDERS

As of February 10, 2003, Kansas City Life had approximately 645 security holders, including individual participants in security position listings.

STOCK AND DIVIDEND INFORMATION

         Stock Quotation Symbol
       Over-the-Counter--KCLI

                                   Bid            Dividend
                             High        Low         Paid
                             ----        ---         ----
                                    (per share)
     2002:
     First quarter         $  39.49     35.50        $ .27
     Second quarter           40.75     36.03          .27
     Third quarter            39.81     33.26          .27
     Fourth quarter           40.11     36.76          .27
                                                     $1.08

     2001:
     First quarter            $40.25    34.38        $ .27
     Second quarter           39.63     34.84          .27
     Third quarter            39.80     34.50          .27
     Fourth quarter           37.46     35.05          .27
                                                     $1.08

A quarterly dividend of $.27 per share was paid February 24, 2003.

Over-the-counter market quotations are compiled according to Company records and may reflect inter dealer prices, without markup, markdown or commission and may not necessarily represent actual transactions.

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
DECEMBER 31, 2002

                                                                                                Market
Assets                                                                                           Value         Cost
                                                                                              -------------------------
Investments:                                                                                       (in thousands)
    Federated Insurance Series
    American Leaders Fund II - 742,191 shares at a net asset value (NAV) of $15.21 per share     $ 11,289       14,035
    High Income Bond Fund II - 784,212 shares at a NAV of $7.08 per share                           5,552        6,775
    International Small Company Fund II - 31,684 shares at a NAV of $4.58 per share                   145          196
    Prime Money Fund II - 10,305,743  shares at a NAV of $1.00 per share                           10,306       10,306

   MFS Variable Insurance Trust
    Research Series - 1,184,662 shares at a NAV of $10.78 per share                                12,771       19,511
    Emerging Growth Series - 1,110,587 shares at a NAV of $11.91 per share                         13,227       23,614
    Total Return Series - 810,668 shares at a NAV of $17.14 per share                              13,895       14,159
    Bond Series - 430,902 shares at a NAV of $11.82 per share                                       5,093        4,832
    Strategic Income Series - 84,229 shares at a NAV of $10.53 per share                              887          850
    Utilities Series - 1,173,784 shares at a NAV of $12.03 per share                               14,121       22,275

   American Century Variable Portfolios
    VP Capital Appreciation - 568,648 shares at a NAV of $5.91 per share                            3,361        5,928
    VP International - 1,217,041 shares at a NAV of $5.21 per share                                 6,341        9,864
    VP Value - 548,665 shares at a NAV of $6.12 per share                                           3,358        3,658
    VP Income and Growth - 376,661 shares at a NAV of $5.16 per share                               1,943        2,572

   Dreyfus Variable Investment Fund
    Appreciation Portfolio - 348,293 shares at a NAV of $28.78 per share                           10,024       11,948
    Small Cap Portfolio - 495,208 shares at a NAV of $28.40 per share                              14,064       20,982
    Dreyfus Stock Index Fund - 840,684 shares at a NAV of $22.47 per share                         18,890       25,709
    The Dreyfus Socially Responsible Growth Fund, Inc. - 106,048 shares at a NAV of $18.90 per share2,004        3,603

   J.P.  Morgan Series Trust II
    U.S. Disciplined Equity Portfolio - 200,327 shares at a NAV of $9.84 per share                  1,971        2,930
    Small Company Portfolio - 131,214 shares at a NAV of $10.34 per share                           1,357        1,876

   Franklin Templeton Variable Products Series Fund
    Franklin Real Estate Fund - 143,812 shares at a NAV of $17.88 per share                         2,571        2,594
    Franklin Small Cap Fund - 40,699 shares at a NAV of $12.70 per share                              517          714
    Templeton Developing Markets Securities Fund - 41,152 shares at a NAV of $4.69 per share          193          206
    Templeton Foreign Securities Fund - 178,819 shares at a NAV of $9.42 per share                  1,684        2,469

   Calamos: Advisors Trust
    Convertible Portfolio - 1,316,744 shares at a NAV of $10.46 per share                          13,773       14,997

   A I M Variable Insurance Funds
    V.I. Dent Demographic Trends Fund - 321,067 shares at a NAV of $3.79 per share                  1,217        2,157
    V.I. New Technology Fund - 224,591 shares at a NAV of $2.31 per share                             519        1,384
    V.I. Premier Equity Fund - 91,177 shares at a NAV of $16.22 per share                           1,479        2,098

   Seligman Portfolios, Inc.
    Communications and Information Portfolio - 189,359 shares at a NAV of $7.99 per share           1,513        2,532
    Capital Portfolio - 257,504 shares at a NAV of $8.25 per share                                  2,124        3,688
                                                                                              ------------  -----------

   Total Assets                                                                                 $ 176,189      238,462
                                                                                              ============  ===========

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
(CONTINUED)
DECEMBER 31, 2002

                                                                    Number       Unit             Market
Net Assets                                                         of Units      Value            Value
                                                                  ------------ ----------     ---------------
                                                                                              (in thousands)
   Federated Insurance Series
      American Leaders Fund II                                        757,149    $14.910            $ 11,289
      High Income Bond Fund II                                        468,639     11.848               5,552
      International Small Company Fund II                              31,398      4.622                 145
      Prime Money Fund II                                             835,149     12.340              10,306

   MFS Variable Insurance Trust
      Research Series                                               1,056,015     12.093              12,771
      Emerging Growth Series                                        1,142,128     11.581              13,227
      Total Return Series                                             821,472     16.915              13,895
      Bond Series                                                     357,755     14.237               5,093
      Strategic Income Series                                          74,607     11.888                 887
      Utilities Series                                                977,812     14.441              14,121

   American Century Variable Portfolios
      VP Capital Appreciation                                         407,005      8.257               3,361
      VP International                                                554,851     11.428               6,341
      VP Value                                                        509,854      6.586               3,358
      VP Income and Growth                                            387,036      5.022               1,943

   Dreyfus Variable Investment Fund
      Appreciation Portfolio                                          900,065     11.137              10,024
      Small Cap Portfolio                                           1,282,099     10.969              14,064
      Dreyfus Stock Index Fund                                      1,838,860     10.273              18,890
      The Dreyfus Socially Responsible Fund, Inc.                     106,578     18.806               2,004

   J.P. Morgan Series Trust II
      Equity Portfolio                                                188,673     10.448               1,971
      Small Company Portfolio                                         130,565     10.391               1,357

   Franklin Templeton Variable Products Series Fund
      Franklin Real Estate Fund                                       224,878     11.434               2,571
      Franklin Small Cap                                              113,154      4.568                 517
      Templeton Developing Markets Securities Fund                     26,015      7.419                 193
      Templeton Foreign Securities Fund                               119,919     14.047               1,684

   Calamos: Advisors Trust
      Convertible Portfolio                                         1,219,555     11.294              13,773

   A I M Variable Insurance Funds
      V. I. Dent Demographic Trends Fund                              371,251      3.278               1,217
      V. I. New Technology Fund                                       318,425      1.629                 519
      V. I. Premier Equity Fund                                       299,481      4.938               1,479

   Seligman Portfolios, Inc.
      Communications and Information Portfolio                        380,892      3.972               1,513
      Capital Portfolio                                               496,576      4.278               2,124
                                                                                              ---------------

   Total Net Assets                                                                                $ 176,189
                                                                                              ===============

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
(in thousands)

                                                                            Federated Insurance Series
                                                              -------------------------------------------------------
                                                                                High        Int'l
                                                                American       Income       Small         Prime
                                                                 Leaders        Bond       Company        Money
                                                                 Fund II      Fund II      Fund II       Fund II
                                                              -------------------------------------------------------

Investment Income:
     Income:
       Dividend Distributions                              $            149          621            -            156
                                                              -------------------------------------------------------
     Expenses:
       Mortality and Expense Risk Fees and
           Administrative Charges                                       182           83            3            156
                                                              -------------------------------------------------------
             Investment Income (Loss)                                   (33)         538           (3)             -
                                                              -------------------------------------------------------
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                            (554)        (734)         (41)             -
       Capital Gains Distributions                                        -            -            -              -
       Unrealized Appreciation (Depreciation)                        (2,591)         184            7              -
                                                              -------------------------------------------------------
             Net Gain (Loss) on Investments                          (3,145)        (550)         (34)             -
                                                              -------------------------------------------------------

                 Change in Net Assets from Operations      $         (3,178)         (12)         (37)             -
                                                              =======================================================

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
(in thousands)

                                                                                      MFS Variable Insurance Trust
                                                              ----------------------------------------------------------------

                                                                            Emerging    Total             Strategic
                                                                Research     Growth     Return   Bond      Income    Utilities
                                                                 Series      Series     Series  Series     Series     Series
                                                              ----------------------------------------------------------------

Investment Income:
     Income:
       Dividend Distributions                              $         41          -        249      248       20         472
                                                              ----------------------------------------------------------------
     Expenses:
       Mortality and Expense Risk Fees and
           Administrative Charges                                   213        251        204       63        8         241
                                                              ----------------------------------------------------------------
             Investment Income (Loss)                              (172)      (251)        45      185       12         231
                                                              ----------------------------------------------------------------
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                      (1,640)    (3,946)       (37)      16       (6)     (3,512)
       Capital Gains Distributions                                    -          -        197        -        -           -
       Unrealized Appreciation (Depreciation)                    (2,838)    (4,081)    (1,224)     129       37      (2,146)
                                                              ----------------------------------------------------------------
             Net Gain (Loss) on Investments                      (4,478)    (8,027)    (1,064)     145       31      (5,658)
                                                              ----------------------------------------------------------------

                 Change in Net Assets from Operations      $     (4,650)    (8,278)    (1,019)     330       43      (5,427)
                                                              ================================================================

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
(in thousands)

                                                               American Century Variable Portfolios
                                                              -------------------------------------------------------

                                                                   VP                                       VP
                                                                 Capital         VP           VP          Income
                                                                 Apprec        Int'l        Value        & Growth
                                                              -------------------------------------------------------

Investment Income:
     Income:
       Dividend Distributions                              $              -           62           27             29
                                                              -------------------------------------------------------
     Expenses:
       Mortality and Expense Risk Fees and
           Administrative Charges                                        56          105           47             37
                                                              -------------------------------------------------------
             Investment Income (Loss)                                   (56)         (43)         (20)            (8)
                                                              -------------------------------------------------------
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                            (720)      (1,036)         (85)          (335)
       Capital Gains Distributions                                        -            -          176              -
       Unrealized Appreciation (Depreciation)                          (244)        (718)        (616)          (281)
                                                              -------------------------------------------------------
             Net Gain (Loss) on Investments                            (964)      (1,754)        (525)          (616)
                                                              -------------------------------------------------------

                 Change in Net Assets from Operations      $         (1,020)      (1,797)        (545)          (624)
                                                              =======================================================

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
(in thousands)

                                                                         Dreyfus Variable Investment Fund
                                                              -------------------------------------------------------

                                                                               Small
                                                                 Apprec.        Cap         Stock        Socially
                                                                Portfolio    Portfolio      Index      Responsible
                                                              -------------------------------------------------------

Investment Income:
     Income:
       Dividend Distributions                              $            123            7          289              5
                                                              -------------------------------------------------------
     Expenses:
       Mortality and Expense Risk Fees and
           Administrative Charges                                       159          221          298             37
                                                              -------------------------------------------------------
             Investment Income (Loss)                                   (36)        (214)          (9)           (32)
                                                              -------------------------------------------------------
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                            (364)      (1,824)      (1,877)          (556)
       Capital Gains Distributions                                        -            -            -              -
       Unrealized Appreciation (Depreciation)                        (1,869)      (1,596)      (3,937)          (389)
                                                              -------------------------------------------------------
             Net Gain (Loss) on Investments                          (2,233)      (3,420)      (5,814)          (945)
                                                              -------------------------------------------------------

                 Change in Net Assets from Operations      $         (2,269)      (3,634)      (5,823)          (977)
                                                              =======================================================

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
(in thousands)

                                                                     J.P. Morgan
                                                              ---------------------------

                                                                               Small
                                                                 Equity       Company
                                                                Portfolio    Portfolio
                                                              ---------------------------

Investment Income:
     Income:
       Dividend Distributions                              $              1            3
                                                              ---------------------------
     Expenses:
       Mortality and Expense Risk Fees and
           Administrative Charges                                        34           23
                                                              ---------------------------
             Investment Income (Loss)                                   (33)         (20)
                                                              ---------------------------
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                            (387)        (132)
       Capital Gains Distributions                                        -            -
       Unrealized Appreciation (Depreciation)                          (335)        (281)
                                                              ---------------------------
             Net Gain (Loss) on Investments                            (722)        (413)
                                                              ---------------------------

                 Change in Net Assets from Operations      $           (755)        (433)
                                                              ===========================

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
(in thousands)

                                                               Franklin Templeton Variable Products
                                                              -------------------------------------------------------

                                                                                          Developing
                                                                  Real         Small       Markets       Foreign
                                                                 Estate         Cap       Securities    Securities
                                                              -------------------------------------------------------

Investment Income:
     Income:
       Dividend Distributions                              $             35            1            3             26
                                                              -------------------------------------------------------
     Expenses:
       Mortality and Expense Risk Fees and
           Administrative Charges                                        24            8            2             23
                                                              -------------------------------------------------------
             Investment Income (Loss)                                    11           (7)           1              3
                                                              -------------------------------------------------------
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                             (11)         (94)          (8)          (291)
       Capital Gains Distributions                                        -            -            -              -
       Unrealized Appreciation (Depreciation)                           (54)        (108)          (4)           (55)
                                                              -------------------------------------------------------
             Net Gain (Loss) on Investments                             (65)        (202)         (12)          (346)
                                                              -------------------------------------------------------

                 Change in Net Assets from Operations      $            (54)        (209)         (11)          (343)
                                                              =======================================================

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
(in thousands)

                                                                 Calamos
                                                              --------------

                                                               Convertible
                                                                Portfolio
                                                              --------------

Investment Income:
     Income:
       Dividend Distributions                              $            460
                                                              --------------
     Expenses:
       Mortality and Expense Risk Fees and
           Administrative Charges                                       188
                                                              --------------
             Investment Income (Loss)                                   272
                                                              --------------
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                            (475)
       Capital Gains Distributions                                        -
       Unrealized Appreciation (Depreciation)                          (580)
                                                              --------------
             Net Gain (Loss) on Investments                          (1,055)
                                                              --------------

                 Change in Net Assets from Operations      $           (783)
                                                              ==============

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
(in thousands)

                                                                  A I M Variable Insurance Funds
                                                              ----------------------------------------

                                                                  Dent
                                                                  Demo          New        Premier
                                                                 Trends      Technology     Equity
                                                              ----------------------------------------

Investment Income:
     Income:
       Dividend Distributions                              $              -            -            6
                                                              ----------------------------------------
     Expenses:
       Mortality and Expense Risk Fees and
           Administrative Charges                                        22            8           22
                                                              ----------------------------------------
             Investment Income (Loss)                                   (22)          (8)         (16)
                                                              ----------------------------------------
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                            (353)        (297)        (176)
       Capital Gains Distributions                                        -            -            -
       Unrealized Appreciation (Depreciation)                          (294)         (67)        (415)
                                                              ----------------------------------------
             Net Gain (Loss) on Investments                            (647)        (364)        (591)
                                                              ----------------------------------------

                 Change in Net Assets from Operations      $           (669)        (372)        (607)
                                                              ========================================

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
(in thousands)

                                                                 Seligman Portfolios
                                                              ---------------------------

                                                                  Comm
                                                                    &         Capital
                                                                  Info       Portfolio                    Total
                                                              ---------------------------             ---------------

Investment Income:
     Income:
       Dividend Distributions                              $              -            -                       3,033
                                                              ---------------------------             ---------------
     Expenses:
       Mortality and Expense Risk Fees and
           Administrative Charges                                        25           35                       2,778
                                                              ---------------------------             ---------------
             Investment Income (Loss)                                   (25)         (35)                        255
                                                              ---------------------------             ---------------
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                            (345)      (1,015)                    (20,835)
       Capital Gains Distributions                                        -            -                         373
       Unrealized Appreciation (Depreciation)                          (499)         (66)                    (24,931)
                                                              ---------------------------             ---------------
             Net Gain (Loss) on Investments                            (844)      (1,081)                    (45,393)
                                                              ---------------------------             ---------------

                 Change in Net Assets from Operations      $           (869)      (1,116)                    (45,138)
                                                              ===========================             ===============

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2002
(in thousands)

                                                                     Federated Insurance Series
                                                   -------------------------------------------------------
                                                                     High        Int'l
                                                     American       Income       Small         Prime
                                                      Leaders        Bond       Company        Money
                                                      Fund II      Fund II      Fund II       Fund II
                                                   -------------------------------------------------------

Change in Net Assets from Operations:
     Investment Income (Loss)                  $             (33)         538           (3)             -
     Realized Gain (Loss)                                   (554)        (734)         (41)             -
     Unrealized Appreciation (Depreciation)               (2,591)         184            7              -
                                                   -------------------------------------------------------
          Change in Net Assets from Operations            (3,178)         (12)         (37)             -

Deposits                                                     950          340           25          9,881

Payments and Withdrawals:
     Death Benefits                                           43           29            -              9
     Withdrawals and Administrative Fees                     963          568            3          2,286
     Transfers (in) out                                      708          575           49          8,556
                                                   -------------------------------------------------------
          Payments and Withdrawals                         1,714        1,172           52         10,851
                                                   -------------------------------------------------------

Net Assets:
     Net Increase (Decrease)                              (3,942)        (844)         (64)          (970)
     Beginning of Year                                    15,231        6,396          209         11,276
                                                   -------------------------------------------------------

          End of Year                          $          11,289        5,552          145         10,306
                                                   =======================================================

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2002
(in thousands)

                                                                           MFS Variable Insurance Trust
                                                   -----------------------------------------------------------------------------

                                                                   Emerging      Total                    Strategic
                                                     Research       Growth       Return         Bond       Income    Utilities
                                                      Series        Series       Series        Series      Series     Series
                                                   -----------------------------------------------------------------------------

Change in Net Assets from Operations:
     Investment Income (Loss)                  $            (172)        (251)          45        185        12         231
     Realized Gain (Loss)                                 (1,640)      (3,946)         160         16        (6)     (3,512)
     Unrealized Appreciation (Depreciation)               (2,838)      (4,081)      (1,224)       129        37      (2,146)
                                                   -------------------------------------------------------------------------
          Change in Net Assets from Operations            (4,650)      (8,278)      (1,019)       330        43      (5,427)

Deposits                                                   1,106        1,154        1,216        572        73         934

Payments and Withdrawals:
     Death Benefits                                           13           62           41         11         -          72
     Withdrawals and Administrative Fees                     979        1,322        1,432        547        39       1,355
     Transfers (in) out                                    1,207        2,690         (461)      (529)     (308)      2,702
                                                   -------------------------------------------------------------------------
          Payments and Withdrawals                         2,199        4,074        1,012         29      (269)      4,129
                                                   -------------------------------------------------------------------------

Net Assets:
     Net Increase (Decrease)                              (5,743)     (11,198)        (815)       873       385      (8,622)
     Beginning of Year                                    18,514       24,425       14,710      4,220       502      22,743
                                                   -------------------------------------------------------------------------

          End of Year                          $          12,771       13,227       13,895      5,093       887      14,121
                                                   =========================================================================

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2002
(in thousands)

                                                            American Century Variable Portfolios
                                                   -------------------------------------------------------

                                                        VP                                       VP
                                                      Capital         VP           VP          Income
                                                      Apprec        Int'l        Value        & Growth
                                                   -------------------------------------------------------

Change in Net Assets from Operations:
     Investment Income (Loss)                  $             (56)         (43)         (20)            (8)
     Realized Gain (Loss)                                   (720)      (1,036)          91           (335)
     Unrealized Appreciation (Depreciation)                 (244)        (718)        (616)          (281)
                                                   -------------------------------------------------------
          Change in Net Assets from Operations            (1,020)      (1,797)        (545)          (624)

Deposits                                                     239          456          469            227

Payments and Withdrawals:
     Death Benefits                                           16           15            -             19
     Withdrawals and Administrative Fees                     342          425          238            180
     Transfers (in) out                                      165          764         (744)           543
                                                   -------------------------------------------------------
          Payments and Withdrawals                           523        1,204         (506)           742
                                                   -------------------------------------------------------

Net Assets:
     Net Increase (Decrease)                              (1,304)      (2,545)         430         (1,139)
     Beginning of Year                                     4,665        8,886        2,928          3,082
                                                   -------------------------------------------------------

          End of Year                          $           3,361        6,341        3,358          1,943
                                                   =======================================================

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2002
(in thousands)

                                                              Dreyfus Variable Investment Fund
                                                   -------------------------------------------------------

                                                                    Small
                                                      Apprec.        Cap         Stock        Socially
                                                     Portfolio    Portfolio      Index      Responsible
                                                   -------------------------------------------------------

Change in Net Assets from Operations:
     Investment Income (Loss)                  $             (36)        (214)          (9)           (32)
     Realized Gain (Loss)                                   (364)      (1,824)      (1,877)          (556)
     Unrealized Appreciation (Depreciation)               (1,869)      (1,596)      (3,937)          (389)
                                                   -------------------------------------------------------
          Change in Net Assets from Operations            (2,269)      (3,634)      (5,823)          (977)

Deposits                                                     897        1,307        2,868            187

Payments and Withdrawals:
     Death Benefits                                           40           77          155              6
     Withdrawals and Administrative Fees                     814        1,113        1,842            181
     Transfers (in) out                                      252         (910)         762            489
                                                   -------------------------------------------------------
          Payments and Withdrawals                         1,106          280        2,759            676
                                                   -------------------------------------------------------

Net Assets:
     Net Increase (Decrease)                              (2,478)      (2,607)      (5,714)        (1,466)
     Beginning of Year                                    12,502       16,671       24,604          3,470
                                                   -------------------------------------------------------

          End of Year                          $          10,024       14,064       18,890          2,004
                                                   =======================================================

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2002
(in thousands)

                                                          J.P. Morgan
                                                   ---------------------------

                                                                    Small
                                                      Equity       Company
                                                     Portfolio    Portfolio
                                                    ---------------------------

Change in Net Assets from Operations:
     Investment Income (Loss)                  $             (33)         (20)
     Realized Gain (Loss)                                   (387)        (132)
     Unrealized Appreciation (Depreciation)                 (335)        (281)
                                                   ---------------------------
          Change in Net Assets from Operations              (755)        (433)

Deposits                                                     113          138

Payments and Withdrawals:
     Death Benefits                                           11            -
     Withdrawals and Administrative Fees                     119          180
     Transfers (in) out                                      188            1
                                                   ---------------------------
          Payments and Withdrawals                           318          181
                                                   ---------------------------

Net Assets:
     Net Increase (Decrease)                                (960)        (476)
     Beginning of Year                                     2,931        1,833
                                                   ---------------------------

          End of Year                          $           1,971        1,357
                                                   ===========================

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2002
(in thousands)

                                                    Franklin Templeton Variable Products
                                                   -------------------------------------------------------

                                                                               Developing
                                                       Real         Small       Markets       Foreign
                                                      Estate         Cap       Securities    Securities
                                                   -------------------------------------------------------

Change in Net Assets from Operations:
     Investment Income (Loss)                  $              11           (7)           1              3
     Realized Gain (Loss)                                    (11)         (94)          (8)          (291)
     Unrealized Appreciation (Depreciation)                  (54)        (108)          (4)           (55)
                                                   -------------------------------------------------------
          Change in Net Assets from Operations               (54)        (209)         (11)          (343)

Deposits                                                     426           69           41            139

Payments and Withdrawals:
     Death Benefits                                            -            -            -              6
     Withdrawals and Administrative Fees                     170           41            4             80
     Transfers (in) out                                   (1,542)         (37)         (56)          (221)
                                                   -------------------------------------------------------
          Payments and Withdrawals                        (1,372)           4          (52)          (135)
                                                   -------------------------------------------------------

Net Assets:
     Net Increase (Decrease)                               1,744         (144)          82            (69)
     Beginning of Year                                       827          661          111          1,753
                                                   -------------------------------------------------------

          End of Year                          $           2,571          517          193          1,684
                                                   =======================================================

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2002
(in thousands)

                                                      Calamos
                                                   --------------

                                                    Convertible
                                                     Portfolio
                                                   --------------

Change in Net Assets from Operations:
     Investment Income (Loss)                  $             272
     Realized Gain (Loss)                                   (475)
     Unrealized Appreciation (Depreciation)                 (580)
                                                   --------------
          Change in Net Assets from Operations              (783)

Deposits                                                   2,304

Payments and Withdrawals:
     Death Benefits                                           34
     Withdrawals and Administrative Fees                     934
     Transfers (in) out                                      (54)
                                                   --------------
          Payments and Withdrawals                           914
                                                   --------------

Net Assets:
     Net Increase (Decrease)                                 607
     Beginning of Year                                    13,166
                                                   --------------

          End of Year                          $          13,773
                                                   ==============

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2002
(in thousands)

                                                       A I M Variable Insurance Funds
                                                   ----------------------------------------

                                                       Dent
                                                       Demo          New        Premier
                                                      Trends      Technology     Equity
                                                   ----------------------------------------

Change in Net Assets from Operations:
     Investment Income (Loss)                  $             (22)          (8)         (16)
     Realized Gain (Loss)                                   (353)        (297)        (176)
     Unrealized Appreciation (Depreciation)                 (294)         (67)        (415)
                                                   ----------------------------------------
          Change in Net Assets from Operations              (669)        (372)        (607)

Deposits                                                     185           83          279

Payments and Withdrawals:
     Death Benefits                                            2            1            -
     Withdrawals and Administrative Fees                     119           71           46
     Transfers (in) out                                      113         (116)        (161)
                                                   ----------------------------------------
          Payments and Withdrawals                           234          (44)        (115)
                                                   ----------------------------------------

Net Assets:
     Net Increase (Decrease)                                (718)        (245)        (213)
     Beginning of Year                                     1,935          764        1,692
                                                   ----------------------------------------

          End of Year                          $           1,217          519        1,479
                                                   ========================================

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2002
(in thousands)

                                                      Seligman Portfolios
                                                   ---------------------------

                                                       Comm
                                                         &         Capital
                                                       Info       Portfolio                    Total
                                                   ---------------------------             ---------------

Change in Net Assets from Operations:
     Investment Income (Loss)                  $             (25)         (35)                        255
     Realized Gain (Loss)                                   (345)      (1,015)                    (20,462)
     Unrealized Appreciation (Depreciation)                 (499)         (66)                    (24,931)
                                                   ---------------------------             ---------------
          Change in Net Assets from Operations              (869)      (1,116)                    (45,138)

Deposits                                                     208          404                      27,290

Payments and Withdrawals:
     Death Benefits                                            -            6                         668
     Withdrawals and Administrative Fees                     161          148                      16,702
     Transfers (in) out                                     (320)         (92)                     14,213
                                                   ---------------------------             ---------------
          Payments and Withdrawals                          (159)          62                      31,583
                                                   ---------------------------             ---------------

Net Assets:
     Net Increase (Decrease)                                (502)        (774)                    (49,431)
     Beginning of Year                                     2,015        2,898                     225,620
                                                   ---------------------------             ---------------

          End of Year                          $           1,513        2,124                     176,189
                                                   ===========================             ===============

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2001
(in thousands)

                                                                     Federated Insurance Series
                                                   -------------------------------------------------------
                                                                     High        Int'l
                                                     American       Income       Small         Prime
                                                      Leaders        Bond       Company        Money
                                                      Fund II      Fund II      Fund II       Fund II
                                                   -------------------------------------------------------

Change in Net Assets from Operations:
     Investment Income (Loss)                  $              (1)         590           (3)           256
     Realized Gain (Loss)                                    102         (666)         (24)             -
     Unrealized Appreciation (Depreciation)               (1,037)         103          (47)             -
                                                   -------------------------------------------------------
          Change in Net Assets from Operations              (936)          27          (74)           256

Deposits                                                   1,517          570           84         15,342

Payments and Withdrawals:
     Death Benefits                                           60           12            -            142
     Withdrawals and Administrative Fees                   1,031          395            2          2,511
     Transfers (in) out                                    2,072          827          (15)        15,136
                                                   -------------------------------------------------------
          Payments and Withdrawals                         3,163        1,234          (13)        17,789
                                                   -------------------------------------------------------

Net Assets:
     Net Increase (Decrease)                              (2,582)        (637)          23         (2,191)
     Beginning of Year                                    17,813        7,033          186         13,467
                                                   -------------------------------------------------------

          End of Year                          $          15,231        6,396          209         11,276
                                                   =======================================================

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2001
(in thousands)

                                                                           MFS Variable Insurance Trust
                                                   ------------------------------------------------------------------------------

                                                                   Emerging      Total                    Strategic
                                                     Research       Growth       Return         Bond       Income    Utilities
                                                      Series        Series       Series        Series      Series      Series
                                                   ------------------------------------------------------------------------------

Change in Net Assets from Operations:
     Investment Income (Loss)                  $            (275)        (370)          96       154        12          481
     Realized Gain (Loss)                                  2,105          717          613        46        (1)       1,621
     Unrealized Appreciation (Depreciation)               (7,067)     (12,875)        (861)       26         5       (9,640)
                                                   -------------------------------------------------------------------------
          Change in Net Assets from Operations            (5,237)     (12,528)        (152)      226        16       (7,538)

Deposits                                                   2,114        2,737        1,972       598        51        3,089

Payments and Withdrawals:
     Death Benefits                                           38          113           69         6         3          154
     Withdrawals and Administrative Fees                   1,396        1,698        1,268       355        55        1,656
     Transfers (in) out                                     (547)        (727)      (1,748)     (854)       (1)      (1,184)
                                                   -------------------------------------------------------------------------
          Payments and Withdrawals                           887        1,084         (411)     (493)       57          626
                                                   -------------------------------------------------------------------------

Net Assets:
     Net Increase (Decrease)                              (4,010)     (10,875)       2,231     1,317        10       (5,075)
     Beginning of Year                                    22,524       35,300       12,479     2,903       492       27,818
                                                   -------------------------------------------------------------------------

          End of Year                          $          18,514       24,425       14,710     4,220       502       22,743
                                                   =========================================================================

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2001
(in thousands)

                                                            American Century Variable Portfolios
                                                   -------------------------------------------------------

                                                        VP                                       VP
                                                      Capital         VP           VP          Income
                                                      Apprec        Int'l        Value        & Growth
                                                   -------------------------------------------------------

Change in Net Assets from Operations:
     Investment Income (Loss)                  $             (74)        (129)         (13)           (19)
     Realized Gain (Loss)                                  1,318          579           65            (38)
     Unrealized Appreciation (Depreciation)               (3,123)      (4,175)         170           (216)
                                                   -------------------------------------------------------
          Change in Net Assets from Operations            (1,879)      (3,725)         222           (273)

Deposits                                                     556        1,088          853          1,202

Payments and Withdrawals:
     Death Benefits                                           15           53           16             35
     Withdrawals and Administrative Fees                     594          401           57             65
     Transfers (in) out                                     (740)        (178)        (705)          (157)
                                                   -------------------------------------------------------
          Payments and Withdrawals                          (131)         276         (632)           (57)
                                                   -------------------------------------------------------

Net Assets:
     Net Increase (Decrease)                              (1,192)      (2,913)       1,707            986
     Beginning of Year                                     5,857       11,799        1,221          2,096
                                                   -------------------------------------------------------

          End of Year                          $           4,665        8,886        2,928          3,082
                                                   =======================================================

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2001
(in thousands)

                                                              Dreyfus Variable Investment Fund
                                                   -------------------------------------------------------

                                                                    Small
                                                      Apprec.        Cap         Stock        Socially
                                                     Portfolio    Portfolio      Index      Responsible
                                                   -------------------------------------------------------

Change in Net Assets from Operations:
     Investment Income (Loss)                  $             (83)        (162)         (78)           (52)
     Realized Gain (Loss)                                     21          (76)        (446)          (218)
     Unrealized Appreciation (Depreciation)               (1,528)      (1,159)      (3,265)          (815)
                                                   -------------------------------------------------------
          Change in Net Assets from Operations            (1,590)      (1,397)      (3,789)        (1,085)

Deposits                                                   1,129        1,736        3,011            411

Payments and Withdrawals:
     Death Benefits                                           25           24          363              4
     Withdrawals and Administrative Fees                     957          987        2,166            262
     Transfers (in) out                                    1,070          419         (342)           125
                                                   -------------------------------------------------------
          Payments and Withdrawals                         2,052        1,430        2,187            391
                                                   -------------------------------------------------------

Net Assets:
     Net Increase (Decrease)                              (2,513)      (1,091)      (2,965)        (1,065)
     Beginning of Year                                    15,015       17,762       27,569          4,535
                                                   -------------------------------------------------------

          End of Year                          $          12,502       16,671       24,604          3,470
                                                   =======================================================

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2001
(in thousands)

                                                          J.P. Morgan
                                                   ---------------------------

                                                                    Small
                                                      Equity       Company
                                                     Portfolio    Portfolio
                                                   ---------------------------

Change in Net Assets from Operations:
     Investment Income (Loss)                  $             (29)         (23)
     Realized Gain (Loss)                                   (134)         (61)
     Unrealized Appreciation (Depreciation)                 (260)         (57)
                                                   ---------------------------
          Change in Net Assets from Operations              (423)        (141)

Deposits                                                     314          246

Payments and Withdrawals:
     Death Benefits                                           18            8
     Withdrawals and Administrative Fees                     103           80
     Transfers (in) out                                     (133)        (141)
                                                   ---------------------------
          Payments and Withdrawals                           (12)         (53)
                                                   ---------------------------

Net Assets:
     Net Increase (Decrease)                                 (97)         158
     Beginning of Year                                     3,028        1,675
                                                   ---------------------------

          End of Year                          $           2,931        1,833
                                                   ===========================

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2001
(in thousands)

                                                    Franklin Templeton Variable Products
                                                   -------------------------------------------------------

                                                                               Developing
                                                       Real         Small       Markets       Foreign
                                                      Estate         Cap       Securities    Securities
                                                   -------------------------------------------------------

Change in Net Assets from Operations:
     Investment Income (Loss)                  $              11           (6)           -             27
     Realized Gain (Loss)                                    (11)         (27)          (1)           281
     Unrealized Appreciation (Depreciation)                   30          (54)          (8)          (641)
                                                   -------------------------------------------------------
          Change in Net Assets from Operations                30          (87)          (9)          (333)

Deposits                                                     365          146           10            194

Payments and Withdrawals:
     Death Benefits                                            -            1            -             19
     Withdrawals and Administrative Fees                       6            6            -             68
     Transfers (in) out                                     (428)        (166)         (59)           (54)
                                                   -------------------------------------------------------
          Payments and Withdrawals                          (422)        (159)         (59)            33
                                                   -------------------------------------------------------

Net Assets:
     Net Increase (Decrease)                                 817          218           60           (172)
     Beginning of Year                                        10          443           51          1,925
                                                   -------------------------------------------------------

          End of Year                          $             827          661          111          1,753
                                                   =======================================================

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2001
(in thousands)

                                                      Calamos
                                                   --------------

                                                    Convertible
                                                     Portfolio
                                                   --------------

Change in Net Assets from Operations:
     Investment Income (Loss)                  $             258
     Realized Gain (Loss)                                    (91)
     Unrealized Appreciation (Depreciation)                 (846)
                                                   --------------
          Change in Net Assets from Operations              (679)

Deposits                                                   2,840

Payments and Withdrawals:
     Death Benefits                                           11
     Withdrawals and Administrative Fees                     619
     Transfers (in) out                                   (1,891)
                                                   --------------
          Payments and Withdrawals                        (1,261)
                                                   --------------

Net Assets:
     Net Increase (Decrease)                               3,422
     Beginning of Year                                     9,744
                                                   --------------

          End of Year                          $          13,166
                                                   ==============

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2001
(in thousands)

                                                       A I M Variable Insurance Funds
                                                   ----------------------------------------

                                                       Dent
                                                       Demo          New        Premier
                                                      Trends      Technology     Equity
                                                   ----------------------------------------

Change in Net Assets from Operations:
     Investment Income (Loss)                  $             (22)          26          (17)
     Realized Gain (Loss)                                    (97)         225          (31)
     Unrealized Appreciation (Depreciation)                 (438)        (633)        (134)
                                                   ----------------------------------------
          Change in Net Assets from Operations              (557)        (382)        (182)

Deposits                                                     478          288          626

Payments and Withdrawals:
     Death Benefits                                            4            -            7
     Withdrawals and Administrative Fees                      43           51          181
     Transfers (in) out                                     (897)        (403)        (701)
                                                   ----------------------------------------
          Payments and Withdrawals                          (850)        (352)        (513)
                                                   ----------------------------------------

Net Assets:
     Net Increase (Decrease)                                 771          258          957
     Beginning of Year                                     1,164          506          735
                                                   ----------------------------------------

          End of Year                          $           1,935          764        1,692
                                                   ========================================

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2001
(in thousands)

                                                      Seligman Portfolios
                                                   ---------------------------

                                                       Comm
                                                         &         Capital
                                                       Info       Portfolio                    Total
                                                   ---------------------------             ---------------

Change in Net Assets from Operations:
     Investment Income (Loss)                  $             363          (31)                        887
     Realized Gain (Loss)                                    (77)       1,009                       6,703
     Unrealized Appreciation (Depreciation)                 (248)      (1,260)                    (50,053)
                                                   ---------------------------             ---------------
          Change in Net Assets from Operations                38         (282)                    (42,463)

Deposits                                                     537          976                      45,080

Payments and Withdrawals:
     Death Benefits                                            -            1                       1,201
     Withdrawals and Administrative Fees                      38           95                      17,146
     Transfers (in) out                                     (724)        (992)                      5,862
                                                   ---------------------------             ---------------
          Payments and Withdrawals                          (686)        (896)                     24,209
                                                   ---------------------------             ---------------

Net Assets:
     Net Increase (Decrease)                               1,261        1,590                     (21,592)
     Beginning of Year                                       754        1,308                     247,212
                                                   ---------------------------             ---------------

          End of Year                          $           2,015        2,898                     225,620
                                                   ===========================             ===============

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Kansas City Life Variable Annuity Separate Account (the Account), marketed as Century II Variable Annuity and Century II Affinity Variable Annuity is a separate account of Kansas City Life Insurance Company (KCL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business KCL may be conducting.

All deposits received by the Account have been directed by the contract owners into subaccounts that invest in nine series-type mutual funds, as listed below with each fund’s objective, or into KCL’s Fixed Account.

Series-Type Mutual Fund                                                                     Fund Objective

Federated Insurance Series                 Long-term growth of capital and income by investing primarily in equity securities of
American Leaders Fund II                   large companies that are in the top 25 percent of their industry sectors.

High Income Bond Fund II                   High current income by investing in high-yield, lower-rated corporate bonds (also known as "junk bonds").

International Small Company                Long-term growth of capital by investing in equity securities of
Fund II                                    smaller foreign companies.

Prime Money Fund II                        Current income with stability of principal and liquidity by investing in short-term, high-quality fixed income securities.

MFS Variable Insurance Trust               Current income and protection of shareholders' capital by investing in
Bond Series                                fixed income securities.

Emerging Growth Series                     Long-term growth of capital by investing in equity securities of emerging growth companies.

Research Series                            Long-term growth of capital and future income by investing in equity securities of companies having favorable prospects for long-term growth.

Strategic Income Series                    Income and capital appreciation by investing in U.S. and foreign fixed income securities.

Total Return Series                        Income and opportunities for growth of capital and income by investing in a combination of equity and fixed income securities.

Utilities Series                           Capital growth and current income by investing in equity and debt securities of domestic and foreign companies in the utilities industry.

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

American Century Variable Portfolios
VP Capital Appreciation                    Capital growth by investing in common stocks of growing companies.

VP Income and Growth                       Capital growth by investing in common stocks primarily from the largest 1,500 publicly traded U.S. companies.

VP International                           Capital growth by investing in stocks of growing foreign companies.

VP Value                                   Long-term capital growth and income by investing in stocks of companies believed to be undervalued.

Dreyfus Variable Investment Fund
VIF Appreciation Portfolio                 Long-term capital growth and income by investing in common stocks of large "blue chip"
                                           companies.

VIF Small Cap Portfolio                    Capital appreciation by investing in common stock of small U.S. and foreign companies.

Dreyfus Stock Index Fund                   Match the total return of the Standard & Poor's (S&P) 500 Composite Stock Price Index by
                                           investing in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

The Dreyfus Socially Responsible           Capital growth and current income by investing in common stocks
Growth Fund, Inc.                          of companies that meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

J.P. Morgan Series Trust II
U.S. Disciplined Equity Portfolio          High total return by investing in large and U.S. companies, with industry weighting similar to those of the S&P 500.

Small Company Portfolio                    High total return by investing in small and medium U.S. companies, as typically represented by the Russell 2000 Index.

Franklin Templeton Variable Products Series Fund
Franklin Real Estate Fund                  Capital appreciation and current income by investing in securities of companies operating in the real estate industry.

Franklin Small Cap Fund                    Long-term capital growth by investing in equity securities of small U.S. companies.

Templeton Developing Markets               Long-term capital appreciation by investing in equity securities
Securities Fund                            in emerging market countries.

Templeton Foreign Securities               Long-term capital growth by investing in equity securities of
Fund                                       companies located outside the U.S.

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Calamos Advisors Trust
Convertible Portfolio                      Current income and capital appreciation by investing in a diversified portfolio of convertible securities.

A I M Variable Insurance Funds
V.I. Dent Demographic                      Long-term growth of capital by investing in securities of companies
Trends Fund                                          that are likely to benefit from changing demographic, economic and lifestyle trends.

V.I. New Technology Fund                   Long-term growth of capital by investing in equity securities of technology and science companies.

V.I. Premier Equity Fund                   Long-term growth of capital and income by investing in equity securities of companies believed to be undervalued.

Seligman Portfolios, Inc.
Capital Portfolio                          Capital appreciation by investing in common stocks of medium-sized U.S. companies displaying a proven track record and strong management.

Communications and Information             Capital gain by investing in securities of companies operating in
Portfolio                                  the communications, information and related industries.

Risks and Uncertainties

Certain risks and uncertainties are inherent to the Account’s day-to-day operations and to the process of preparing its financial statements. The more significant of those risks and uncertainties, as well as the Account’s method for mitigating the risks, are presented below and throughout the notes to the financial statements.

Financial Statements - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments - The Account is exposed to risks that issuers of securities owned by the Series-Type Mutual Funds will default, or that interest rates will change and cause a decrease in the value of the investments. Management mitigates these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

Reinvestment of Dividends

Interest and dividend income and capital gains distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective subaccount. Capital gains distributions are recorded as income on the date earned.

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Federal Income Taxes

The Account is treated as part of KCL for federal income tax purposes. Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gains distributions received by the Account from the underlying funds. Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

Reclassifications

Certain reclassifications have been made to prior year results to conform with the current year´s presentation.

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investment Valuation

Investments in mutual fund shares are carried in the statement of net assets at quoted market value (NAV of the underlying mutual fund). The average cost method is used to determine realized gains and losses. Transactions are recorded on a trade date basis. Income from dividends and gains from realized gains distributions are recorded on the ex-dividend date.

The aggregate cost of purchases and proceeds from sales were as follows:

                                                         Cost of                 Proceeds
2002:                                                   Purchases               from Sales
                                                        ---------               ----------
                                                                   (in thousands)

American Leaders Fund II                                 $   2,844                 3,640
High Income Bond Fund II                                     2,463                 2,756
International Small Company Fund II                             80                   110
Prime Money Fund II                                         32,363                33,333
MFS Research Series                                          2,669                 3,935
MFS Emerging Growth Series                                   3,244                 6,413
MFS Total Return Series                                      5,562                 5,116
MFS Bond Series                                              3,599                 2,871
MFS Strategic Income Series                                  1,420                 1,065
MFS Utilities Series                                         3,410                 6,375
ACI VP Capital Appreciation                                    796                 1,136
ACI VP International                                         1,528                 2,320
ACI VP Value                                                 2,595                 1,464
ACI VP Income and Growth                                       640                 1,163
Dreyfus Appreciation Portfolio                               2,934                 3,179
Dreyfus Small Cap Portfolio                                  5,325                 4,511
Dreyfus Stock Index Fund                                     6,821                 6,721
Dreyfus Socially Responsible Growth Fund                       454                   975
J.P. Morgan U.S. Disciplined Equity Portfolio                  689                   927
J.P. Morgan Small Company Portfolio                            430                   493
Franklin Real Estate Fund                                    2,964                 1,154
Franklin Small Cap Fund                                        351                   292
Templeton Developing Markets Securities Fund                   189                    95
Templeton Foreign Securities Fund                              992                   715
Calamos Convertible Portfolio                                7,584                 5,924
A I M V.I. Dent Demographic Trends Fund                        506                   577
A I M V.I. New Technology Fund                                 328                   211
A I M V.I. Premier Equity Fund                                 870                   492
Seligman Communications and Information Portfolio              898                   555
Seligman Capital Portfolio                                   1,614                 1,306

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                        Cost of                 Proceeds
2001:                                                  Purchases               from Sales
                                                       ---------               ----------
                                                                  (in thousands)

American Leaders Fund II                                $   3,653                 5,201
High Income Bond Fund II                                    3,635                 3,708
International Small Company Fund II                           231                   137
Prime Money Fund II                                        37,158                39,349
MFS Research Series                                         8,164                 4,556
MFS Emerging Growth Series                                 10,830                 7,739
MFS Total Return Series                                     7,103                 4,197
MFS Bond Series                                             3,007                 1,762
MFS Strategic Income Series                                   234                   229
MFS Utilities Series                                       12,377                 7,226
ACI VP Capital Appreciation                                 4,297                 1,792
ACI VP International                                        4,051                 2,405
ACI VP Value                                                2,661                 1,188
ACI VP Income and Growth                                    1,775                   535
Dreyfus Appreciation Portfolio                              2,821                 3,827
Dreyfus Small Cap Portfolio                                 6,064                 4,824
Dreyfus Stock Index Fund                                    7,888                 7,012
Dreyfus Socially Responsible Growth Fund                    1,213                 1,245
J.P. Morgan U.S. Disciplined Equity Portfolio               1,374                 1,077
J.P. Morgan Small Company Portfolio                           675                   400
Franklin Real Estate Fund                                   1,041                   243
Franklin Small Cap Fund                                       450                   151
Templeton Developing Markets Securities Fund                   75                     7
Templeton Foreign Securities Fund                           1,156                   561
Calamos Convertible Portfolio                               7,697                 3,338
A I M V.I. Dent Demographic Trends Fund                     1,778                   472
A I M V.I. New Technology Fund                              1,558                   466
A I M V.I. Premier Equity Fund                              1,802                   647
Seligman Communications and Information Portfolio           2,261                   674
Seligman Capital Portfolio                                  3,885                   901

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. Contract Charges

Contract Charges

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 1.25 percent of the asset value of each contract of which 0.70 percent is for assuming mortality risks and 0.55 percent is for expense risk. Additionally, KCL is compensated for administration expenses by a charge based on an annual rate of 0.15 percent of the asset value of each contract.

KCL deducts an administrative fee of $30 per year for each contract under $50,000. Other fees are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law upon surrender.

For the Century II Variable Annuity, a contingent deferred sales charge is assessed against certain withdrawals during the first seven years of the contract, declining from 7 percent in the first three years to 2 percent in the seventh year. For the Century II Affinity Variable Annuity, a contingent deferred sales charge is assessed against certain withdrawals during the first eight years of the contract, declining from 8 percent in the first two years to 2 percent in the eighth year. During 2002, $756,000 ($727,000 - 2001) was assessed in surrender charges and other contract charges totaled $3,011,000 ($3,470,000 - 2001).

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. Change in Units Outstanding
The changes in units outstanding for the year were as follows:

  2002:                                                                Units             Units            Net Increase
                                                                     Purchased          Redeemed           (Decrease)
                                                                  ---------------  ------------------  ------------------
                                                                                     (in thousands)

American Leaders Fund II                                                     162                 209                 (47)
High Income Bond Fund II                                                     156                 227                 (71)
International Small Company Fund II                                           16                  21                  (5)
Prime Money Fund II                                                        2,608               2,687                 (79)
MFS Research Series                                                          192                 275                 (83)
MFS Emerging Growth Series                                                   228                 463                (235)
MFS Total Return Series                                                      293                 285                   8
MFS Bond Series                                                              248                 208                  40
MFS Strategic Income Series                                                  123                  93                  30
MFS Utilities Series                                                         183                 405                (222)
ACI VP Capital Appreciation                                                   83                 115                 (32)
ACI VP International                                                         116                 172                 (56)
ACI VP Value                                                                 329                 202                 127
ACI VP Income and Growth                                                     112                 213                (101)
Dreyfus Appreciation Portfolio                                               228                 250                 (22)
Dreyfus Small Cap Portfolio                                                  416                 346                  70
Dreyfus Stock Index Fund                                                     568                 563                   5
Dreyfus Socially Responsible Growth Fund, Inc                                 19                  42                 (23)
J.P. Equity Portfolio                                                         57                  77                 (20)
J.P. Small Company Portfolio                                                  34                  40                  (6)
Franklin Real Estate Fund                                                    249                  97                 152
Franklin Small Cap                                                            65                  54                  11
Templeton Developing Markets Securities Fund                                  23                  12                  11
Templeton Foreign Securities Fund                                             61                  41                  20
Calamos Convertible Portfolio                                                612                 495                 117
A I M V. I. Dent Demographic Trends Fund                                     122                 145                 (23)
A I M V. I. New Technology Fund                                              156                  91                  65
A I M V. I. Premier Equity Fund                                              148                  84                  64
Seligman Communications and Information Portfolio                            181                 119                  62
Seligman Capital Portfolio                                                   313                 263                  50

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                                         For the Year Ended
4.  Financial Highlights                                           At December 31, 2002                  December 31, 2002

                                                                         Unit          Net        Investment *
                                                             Units       Fair        Assets         Income   Expense    Total **
                                                            (000's)      Value       (000's)        Ratio     Ratio     Return

American Leaders Fund II                                         757     $14.910      $ 11,289       1.14%    1.40%     -21.33%
High Income Bond Fund II                                         469      11.848         5,552       10.46    1.40       -0.02
International Small Company Fund II                               31       4.622           145        0.00    1.40      -18.63
Prime Money Fund II                                              835      12.340        10,306        1.40    1.40        0.00
MFS Research Series                                            1,056      12.093        12,771        0.27    1.40      -25.58
MFS Emerging Growth Series                                     1,142      11.581        13,227        0.00    1.40      -34.68
MFS Total Return Series                                          821      16.915        13,895        1.71    1.40       -6.49
MFS Bond Series                                                  358      14.237         5,093        5.51    1.40        7.41
MFS Strategic Income Series                                       75      11.888           887        3.37    1.40        6.90
MFS Utilities Series                                             978      14.441        14,121        2.75    1.40      -23.83
ACI VP Capital Appreciation                                      407       8.257         3,361        0.00    1.40      -22.29
ACI VP International                                             555      11.428         6,341        0.82    1.40      -21.48
ACI VP Value                                                     510       6.586         3,358        0.80    1.40      -13.83
ACI VP Income and Growth                                         387       5.022         1,943        1.10    1.40      -20.49
Dreyfus Appreciation Portfolio                                   900      11.137        10,024        1.09    1.40      -17.87
Dreyfus Small Cap Portfolio                                    1,282      10.969        14,064        0.05    1.40      -20.25
Dreyfus Stock Index Fund                                       1,839      10.273        18,890        1.36    1.40      -23.45
Dreyfus Socially Responsible Growth Fund, Inc                    107      18.806         2,004        0.20    1.40      -29.93
J.P. Equity Portfolio                                            189      10.448         1,971        0.05    1.40      -25.67
J.P. Small Company Portfolio                                     131      10.391         1,357        0.21    1.40      -22.74
Franklin Real Estate Fund                                        225      11.434         2,571        2.05    1.40        0.66
Franklin Small Cap                                               113       4.568           517        0.25    1.40      -29.68
Templeton Developing Markets Securities Fund                      26       7.419           193        1.70    1.40       -1.53
Templeton Foreign Securities Fund                                120      14.047         1,684        1.56    1.40       -3.07
Calamos Convertible Portfolio                                  1,220      11.294        13,773        3.42    1.40       -5.43
A I M V. I. Dent Demographic Trends Fund                         371       3.278         1,217        0.00    1.40      -33.15
A I M V. I. New Technology Fund                                  318       1.629           519        0.00    1.40      -45.89
A I M V. I. Premier Equity Fund                                  299       4.938         1,479        0.38    1.40      -31.23
Seligman Communications and Information Portfolio                381       3.972         1,513        0.00    1.40      -37.12
Seligman Capital Portfolio                                       497       4.278         2,124        0.00    1.40      -34.07

* The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                     For the Year Ended
                                                  At December 31, 2001                December 31, 2001

                                                          Unit        Net        Investment *
                                               Units      Fair      Assets          Income      Expense    Total **
                                               (000's)   Value      (000's)         Ratio        Ratio      Return

American Leaders Fund II                          804   $18.951    $ 15,231           1.40%        1.40%     -5.53%
High Income Bond Fund II                          540    11.850       6,396          10.21%        1.40%      0.00%
International Small Company Fund II                37     5.680         209           0.00%        1.40%    -30.98%
Prime Money Fund II                               914    12.341      11,276           3.71%        1.40%      2.33%
MFS Research Series                             1,139    16.251      18,514           0.02%        1.40%    -22.36%
MFS Emerging Growth Series                      1,378    17.730      24,425           0.00%        1.40%    -34.41%
MFS Total Return Series                           813    18.088      14,710           2.10%        1.40%     -1.16%
MFS Bond Series                                   318    13.255       4,220           5.76%        1.40%      7.15%
MFS Strategic Income Series                        45    11.121         502           3.76%        1.40%      3.26%
MFS Utilities Series                            1,200    18.959      22,743           3.27%        1.40%    -25.27%
ACI VP Capital Appreciation                       439    10.626       4,665           0.00%        1.40%    -29.07%
ACI VP International                              611    14.554       8,886           0.09%        1.40%    -30.16%
ACI VP Value                                      383     7.643       2,928           0.76%        1.40%     11.25%
ACI VP Income and Growth                          488     6.316       3,082           0.70%        1.40%     -9.64%
Dreyfus Appreciation Portfolio                    922    13.560      12,502           0.80%        1.40%    -10.55%
Dreyfus Small Cap Portfolio                     1,212    13.754      16,671           0.44%        1.40%     -7.44%
Dreyfus Stock Index Fund                        1,834    13.419      24,604           1.10%        1.40%    -13.43%
Dreyfus Socially Responsible Growth Fund, Inc     129    26.840       3,470           0.05%        1.40%    -23.66%
J.P. Equity Portfolio                             209    14.056       2,931           0.50%        1.40%    -13.13%
J.P. Small Company Portfolio                      136    13.450       1,833           0.06%        1.40%     -9.31%
Franklin Real Estate Fund                          73    11.360         827           4.12%        1.40%      6.37%
Franklin Small Cap                                102     6.496         661           0.36%        1.40%    -16.40%
Templeton Developing Markets Securities Fund       15     7.534         111           1.12%        1.40%     -9.34%
Templeton Foreign Securities Fund                 100    14.492       1,753           2.97%        1.40%    -31.38%
Calamos Convertible Portfolio                   1,103    11.942      13,166           3.61%        1.40%     -6.19%
A I M V. I. Dent Demographic Trends Fund          395     4.903       1,935           0.00%        1.40%    -32.84%
A I M V. I. New Technology Fund                   254     3.011         764           5.33%        1.40%    -48.18%
A I M V. I. Premier Equity Fund                   236     7.181       1,692           0.15%        1.40%    -13.79%
Seligman Communications and Information Portfolio 319     6.317       2,015          27.40%        1.40%      3.56%
Seligman Capital Portfolio                        447     6.489       2,898           0.00%        1.40%    -17.34%

* The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

Independent Auditors' Report

The Contract Owners
Kansas City Life Variable Annuity Separate Account
   and
The Board of Directors and Stockholders
Kansas City Life Insurance Company:

We have audited the accompanying statement of net assets of Kansas City Life Variable Annuity Separate Account (comprised of individual subaccounts as indicated therein) as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kansas City Life Variable Annuity Separate Account as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP

April 3, 2003
Kansas City, Missouri

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits <pre>

(a) Financial Statements included in the SAI.

(b)  Exhibits

     (1)  Resolutions  of the board of directors  of Kansas City Life  Insurance
          Company  ("Kansas City Life")  establishing  Kansas City Life Variable
          Annuity Separate Account (the "Variable Account").1/

     (2)  Not Applicable.

     (3)  Underwriting  Agreement  between Kansas City Life and Sunset Financial
          Services, Inc. ("Sunset Financial").2/

     (4)  (a) Contract Form.9/

          (b) Bonus Endorsement M465.9/

          (c) Bonus Endorsement M466.9/

     (5)  Contract Application.9/

     (6)  (a)  Restated Articles of Incorporation of Kansas City Life.1/

          (b)  By-Laws of Kansas City Life.7/

     (7)  Not Applicable.

     (8)  (a)  Form of Participation Agreement with MFS Variable  Insurance Trust.2/

          (b)  Form of Participation Agreement with TCI Portfolios, Inc.2/

          (c)  Form of Participation Agreement with Federated Insurance Series.2/

          (d)  Agreement between Kansas City Life Insurance Company and each of
               Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible
               Growth Fund, Inc., and Dreyfus Life and Annuity Index Fund, Inc.6/

          (e)  Agreement between Kansas City Life Insurance Company and J. P. Morgan
               Series Trust II.4/

          (f)  Amended and Restated agreement between Kansas City Life Insurance
               Company and each of Calamos Insurance Trust, Calamos Asset management,
               Inc. and Calamos Financial Services, Inc.5/

          (g)  Form of Participation Agreement between Kansas City Life Insurance
               Company and each of Franklin Templeton Variable Insurance Products
               Trust and Franklin Templeton Distributors, Inc.8/

          (h)  Amendment to Participation Agreement between Kansas City Life
               Insurance Company and each of Dreyfus Variable Investment Fund, The
               Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and
               Annuity Index Fund, Inc. (d/b/a/ Dreyfus Stock Index Fund).4/

          (i)  Revised Exhibit B to Fund Participation Agreement between Kansas
               City Life Insurance Company, Insurance Management Series, and
               Federated Securities Corp.8/

          (j)  Form of Participation Agreement by and among AIM  Variable Insurance
               Funds, Inc., AIM  Distributors, Inc., and Kansas City Life Insurance Company.8/

          (k)  Form of Fund Participation Agreement between Kansas City Life Insurance
               Company and Seligman Portfolios, Inc., Seligman  Advisors, Inc.8/

     (9)  Opinion and Consent of Counsel.

     (10) (a) Consent of  Sutherland Asbill & Brennan LLP.

          (b) Consent of KPMG LLP.

     (11) Not Applicable.

     (12) Not Applicable.

     (13) Schedule for computation of performance quotations.3/

     (14) Not applicable.

______________

     1    Incorporated by reference to the Registrant's  registration  statement filed with the  Securities  and Exchange  Commission  on March 3, 1995
          (File No. 33-89984).

     2    Incorporated by reference to the Registrant’s Pre-Effective Amendment
          No.1 to its Registration statement filed with the Securities and
          Exchange Commission on August 25, 1995 (File No. 33-89984).

     3    Incorporated by reference to the Registrant's Post-Effective Amendment
          No. 2 to its  Registration  Statement  filed with the  Securities  and
          Exchange Commission on April 30, 1996. (File No. 33-89984).

     4    Incorporated by reference to the Form S-6 Registration Statement (File
          No.  033-95354)  for Kansas City Life Variable  Life Separate  Account
          filed on April 19, 1999.

     5    Incorporated by reference to the Form S-6 Registration Statement (File
          No.  333-25443)  for Kansas City Life Variable  Life Separate  Account
          filed on April 30, 1999.

     6    Incorporated  herein by reference to Pre-Effective  Amendment No. 1 to the Form S-6  Registration  Statement (File No.  333-25443) for Kansas
          City Variable Life Separate Account filed on July 15, 1997.

     7    Incorporated   herein  by  reference  to  the  Form  S-6  Registration
          Statement filed with the Securities and Exchange Commission on October
          31, 2000 (File No. 333-49000).

     8    Incorporated  herein by reference to the  Registrant's  Post-Effective
          Amendment  No.  7  to  its  Registration   Statement  filed  with  the
          Securities  and  Exchange  Commission  on August  28,  2000  (File No.
          33-89984).

     9    Incorporated herein by reference to the Form N-4 Registration
          Statement (File No. 333-52290) for Kansas City Life Variable Separate
          Account filed on December 20, 2000.

Item 25. Directors and Officers of the Depositor

        Name and Principal
        Business Address*               Position and Offices with Depositor

        Joseph R. Bixby                      Director, Chairman of the Board
        R. Philip Bixby                      Director, Vice Chairman of the Board,
                                                        President and CEO
        Tracy W. Knapp                       Director, Senior Vice President, Finance
        Robert C. Miller                     Senior Vice President, Administrative Services
        Charles R. Duffy, Jr.                Senior Vice President, Operations
        Bruce W. Gordon                      Senior Vice President, Marketing
        Mark A. Milton                       Senior Vice President and Actuary
        William A. Schalekamp                Director, Vice President, General Counsel and Secretary
        Walter E. Bixby                      Director
        Mary M McCalla                       Treasurer
        Daryl D. Jensen                      Director
        Nancy Bixby Hudson                   Director
        Webb R. Gilmore                      Director
        Warren J. Hunzicker, M.D.            Director
        Michael J. Ross                      Director
        Elizabeth T. Solberg                 Director
        Larry Winn Jr.                       Director
        William R. Blessing                  Director
        Cecil R. Miller                      Director
        Peter Hathaway, M.D.                 Vice President and Medical Director
        Scott M. Stone                       Vice President, Securities
        Robert E. Janes                      Assistant Vice President, Assistant Controller
        David A. Laird                       Assistant Vice President, Assistant Controller

        * The principal business address of all the persons listed above is 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant

                                                        Percent of Voting
Name                              Jurisdiction          Securities Owned             Principal Business

Sunset Life Insurance             Washington            Ownership of all voting           Insurance
Company of America                                      securities by depositor

Sunset Financial                  Washington            Ownership of all voting           Broker/Dealer
Services, Inc.                                          securities by Sunset Life
                                                        Insurance Company of America

KCL Service                       Missouri              Ownership of all voting
Company                                                 securities by depositor           Marketing Insurance

Lioness Realty                    Missouri              Ownership of all voting           Real Estate
Group, Inc.                                             securities by depositor           Services

Property Operating                Missouri              Ownership of all voting           Real Estate
Company                                                 securities by depositor           Services

Old American                      Missouri              Ownership of all voting           Insurance
Insurance Company                                       securities by depositor

Contact Data, Inc.                Missouri              Ownership of all voting
                                                        securities by depositor           Direct Marketing

Kansas City Life                  Missouri              Ownership of all voting
Financial Group, Inc.                                   securities by depositor           Insurance Marketing

Item 27. Number of Contract owners-125--As of April 4, 2003
Item 28. Indemnification
         The By-Laws of Kansas City Life Insurance Company provide, in part, in Article XII:
         1. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partner ship, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contend ere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.
         2. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
         3. To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.
         4. Any indemnification under Sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company .
         5. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.
         6. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.
         7. The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person’s conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.
         8. The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.
         9. For the purpose of this Article, references to “the Company” include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer , employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.
         10. For purposes of this Article, the term “other enterprise” shall include employee benefit plans; the term “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term “serving at the request of the Company” shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Article.
         11. Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company’s independent accountants, or on information or documents prepared or provided by legal counsel to the Company.
         12. To the extent that the indemnification of Officers, Directors or employees as permitted under Section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by Section 351.355.
         13. The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.
         14. If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.
         Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.
         Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.
         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
         Item 29. Principal Underwriter

        (a)     Sunset Financial Services, Inc. is the registrant's principal underwriter.

        (b)     Officers and Directors of Sunset Financial.

Name and Principal                           Positions and Offices
Business Address*                            With the Underwriter

R. Philip Bixby                              Chairman of the Board and Director
Gregory E. Smith                             President, Director
Daryl D. Jensen                              Director
Gary K. Hoffman                              Secretary, Director
Robert E. Janes                              Treasurer
Bruce W. Gordon                              Director
Walter E. Bixby                              Director
Kelly T. Ullom                               Vice President
Bruce Olberding                              Vice President
Donald E. Krebs                              Vice President
Chris M. Heller                              Vice President
Susanna J. Denney                            Assistant Vice President
Janice L. Brandt                             Assistant Vice President
Kim Kirkman                                  Assistant Vice President

* The principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.
Item 30. Location of Accounts and Records
         All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life at 3520 Broadway, Kansas City, Missouri 64111-2565.
Item 31. Management Services
         All management contracts are discussed in Part A or Part B of this registration statement.
Item 32. Undertakings and Representations
         (a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the policies offered herein are being accepted.
         (b) The registrant undertakes that it will include either (1) as part of any application to purchase a policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to Kansas City Life for a Statement of Additional Information.
         (c) The registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to Kansas City Life at the address or phone number listed in the prospectus.
         (d) Kansas City Life represents that in connection with its offering of the policies as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.
         (e) Kansas City Life Insurance Company hereby represents that the fees and charges deducted under the Contracts described in this post-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by Kansas City Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Annuity Separate Account, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Kansas City and the State of Missouri on the 28th day of April, 2003.

[Seal]                        Kansas City Life Variable
                              Annuity Separate Account
                              Registrant

                              Kansas City Life Insurance Company

                              Depositor

Attest:  /s/William A. Schalekamp                    By: /s/R. Philip Bixby
            William A. Schalekamp                    R. Philip Bixby, President,
                                                     CEO, and Vice Chairman of
                                                     the Board

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature                       Title                               Date

/s/R. Philip Bixby              President, CEO, and Vice Chairman    April 28, 2003
R. Philip Bixby                 of the Board
                                (Principal Executive Officer)

/s/Tracy W. Knapp               Director                             April 28, 2003
Tracy W. Knapp                  (Principal Financial Officer and
                                Principal Accounting Officer)

/s/ J. R. Bixby                 Chairman of the Board and            April 28, 2003
J.R. Bixby                      Director

/s/Walter E. Bixby              Director                             April 28, 2003
Walter E. Bixby

/s/Daryl D. Jensen              Director                             April 28, 2003
Daryl D. Jensen

/s/William A. Schalekamp        Director                             April 28, 2003
William A. Schalekamp

/s/Bruce W. Gordon              Director                             April 28, 2003
Bruce W. Gordon

/s/Webb R. Gilmore              Director                             April 28, 2003
Webb R. Gilmore

/s/Warren J. Hunzicker, M.D.    Director                             April 28, 2003
Warren J. Hunzicker, M.D.

/s/Michael J. Ross              Director                             April 28, 2003
Michael J. Ross

/s/Elizabeth T. Solberg         Director                             April 28, 2003
Elizabeth T. Solberg

E. Larry Winn, Jr.              Director                             April 28, 2003
E. Larry Winn, Jr.

/s/Nancy Bixby Hudson           Director                             April 28, 2003
Nancy Bixby Hudson

William R. Blessing             Director                             April 28, 2003
William R. Blessing

/s/Cecil R. Miller              Director                             April 28, 2003
Cecil R. Miller

        EXHIBIT INDEX

Page No.*

     (9)  Opinion and Consent of Counsel.

     (10) (a) Consent of  Sutherland Asbill & Brennan LLP.

          (b) Consent of KPMG LLP.

* Page numbers  included only in manually  executed  original in compliance with
  Rule 403(d) under the Securities Act of 1933.

     Exhibit 9
     Opinion and Consent of Counsel.

     Exhibit 10(a)
     Consent of  Sutherland Asbill & Brennan LLP.

     Exhibit 10(b)
     Consent of KPMG LLP.